UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21475

       RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

       Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

       Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 376-7132

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

RBC Global Asset Management Annual Report For the year ended March 31, 2024 RBC Emerging Markets Equity Fund RBC Emerging Markets ex-China Equity Fund RBC Emerging Markets Value Equity Fund RBC Global Opportunities Fund RBC Global Equity Leaders Fund RBC International Opportunities Fund RBC International Equity Fund RBC International Small Cap Equity Fund RBC China Equity Fund

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Table of Contents	Letter from the Portfolio Managers	1
	Portfolio Managers	5
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- RBC Emerging Markets Equity Fund	11
	- RBC Emerging Markets ex-China Equity Fund	13
	- RBC Emerging Markets Value Equity Fund	15
	- RBC Global Opportunities Fund	17
	- RBC Global Equity Leaders Fund	21
	- RBC International Opportunities Fund	23
	- RBC International Equity Fund	25
	- RBC International Small Cap Equity Fund	27
	- RBC China Equity Fund	29
	Schedules of Portfolio Investments	32
	Financial Statements
	- Statements of Assets and Liabilities	65
	- Statements of Operations	75
	- Statements of Changes in Net Assets	80
	Financial Highlights	89
	Notes to Financial Statements	109
	Report of Independent Registered Public Accounting Firm	136
	Other Federal Income Tax Information (Unaudited)	138
	Management (Unaudited)	140

Share Class Information (Unaudited)	144
Supplemental Information (Unaudited)	145
Approval of Investment Advisory Agreements (Unaudited)	148
Statement Regarding Liquidity Risk Management Program (Unaudited)	149

 LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

Market Review

2023 proved to be a more positive year for global equity markets than many anticipated. Entering the year, sentiment was very negative, with most economists assuming a global recession was inevitable as a significant tightening in monetary policy would act as a restraint on global activity. While some countries, most notably in Europe, experienced growth challenges, the U.S. economy remained remarkably resilient, propelled forward by steady consumer spending supported by a robust labor market. This relative economic strength coupled with excitement around artificial intelligence (“AI”) innovation caused the U.S. stock market to outperform many other developed markets. Having said that, gains were concentrated in a few mega capitalization technology and consumer companies dubbed the “Magnificent 7.”

China was a clear outlier to the global equity rebound in 2023. Despite positive posturing around reopening trade after China’s zero-COVID policy was lifted in late 2022, consumer and business confidence lagged, and the government was unable to suitably stimulate its property sector. Outside of China, emerging markets performed broadly in line with developed markets.

While inflation remained above target levels in many countries, the downward trajectory appeared sufficient for central bankers to signal that the upward interest rate cycle has likely ended and that market participants should expect the next interest rate move to be lower. Investors responded positively to this development, driving stocks higher into year-end. This enthusiasm has carried over to 2024 as a combination of declining interest rates against a backdrop of reasonable economic growth especially in the U.S. should be supportive for equity prices.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 6.54% (Class I shares). That compares to an annualized total return of 8.15% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of the negative excess returns. Underperformance in financials was the primary drag on relative returns while the Fund had positive alpha from selection in the consumer staples and information technology sectors. Stock selection in China and India was negative, though selection in South Korea was positive.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 16.22% (Class I shares). That compares to an annualized total return of 23.22% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark

Stock selection was responsible for the majority of negative excess returns. Underperformance in financials, consumer staples, and health care holdings offset positive alpha derived from positions in information technology and consumer discretionary, and no exposure to real estate. At the stock level, relative returns were aided by NVIDIA, a leader in AI solutions. Other positive contributors included TSMC and Safran. Stocks that detracted from returns included AIA, MarketAxess, and Anheuser-Busch InBev.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 0.69% (Class I shares). That compares to an annualized total return of 13.26% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in financials, materials, and consumer staples holdings offset positive alpha derived from positions in communication services and information technology and not owning any real estate companies. At the stock level, stocks that aided relative returns included TSMC, InterContinental Hotels, and Safran. Stocks that detracted from returns included AIA, Astellas Pharma, and Adyen.

 LETTER FROM THE PORTFOLIO MANAGERS

Portfolio Review – RBC Emerging Markets Value Equity Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 10.78% (Class I shares). That compares to an annualized total return of 8.15% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of the positive excess returns during the period. Positive alpha was derived from selection in the materials, financials, and information technology sectors.

Portfolio Review – RBC Global Equity Leaders Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 21.20% (Class I shares). That compares to an annualized total return of 23.22% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in financials, consumer staples, and industrials holdings offset positive alpha derived from positions in information technology and consumer discretionary and not owning any utilities stocks. At the stock level, relative returns were aided by NVIDIA and Safran and not owning Apple. Stocks that detracted from returns included Estee Lauder, AIA, and Anheuser-Busch InBev.

Portfolio Review – RBC China Equity Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of -13.69% (Class I shares). That compares to an annualized total return of -17.05% for the MSCI China Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was the primary driver of outperformance for the period. Positive alpha was derived from selection in the health care and consumer discretionary sectors.

Portfolio Review – RBC Emerging Markets ex-China Equity Fund

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 19.07% (Class I shares). That compares to an annualized total return of 20.51% for the MSCI Emerging Markets ex-China Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of the negative excess returns. Outperformance in the consumer staples and information technology sectors was offset by negative alpha from selection in the financials and healthcare sectors. Positive alpha from selection in South Korea also contributed to outperformance.

Portfolio Review – RBC International Equity Fund

For the 12-month period ended March 31, 2024, the Fund had a total return of 16.62% (Class I shares). That compares to a total return of 15.32% for the MSCI EAFE Total Return Net Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of positive excess returns. Outperformance in industrials, health care, and materials holdings offset negative alpha derived from positions in consumer discretionary, consumer staples, and information technology. At the stock level, relative returns were aided by stocks including Tokio Marine Holdings, Mitsubishi UFJ, and Novo Nordisk. Stocks that detracted from returns included Budweiser Brewing, Toyota, and Tencent.

Portfolio Review – RBC International Small Cap Equity Fund

For the 12-month period ended March 31, 2024, the Fund had a total return of 8.77% (Class I shares). That compares to an total return of 12.80% for the MSCI ACWI ex USA Small Cap Total Return Net Index, the Fund’s primary benchmark.

Stock selection was responsible for the majority of negative excess returns. Underperformance in financials, information technology, and industrials holdings offset positive alpha derived from health care, consumer discretionary, and real estate positions. At the stock level, relative returns were aided by stocks including Laboratorius Farmaceuticas Rovi, M&A Research Institute, and Organu. Stocks that detracted from returns included Remy Cointreau, Keywords Studios, and BayCurrent Consulting.

 LETTER FROM THE PORTFOLIO MANAGERS

Outlook

Global equity markets have rebounded significantly in recent months, primarily driven by valuation expansion rather than a significant earnings uplift. As such, stocks appear to be embedding a more positive outlook for corporate earnings, which may well be warranted given diminished macroeconomic uncertainty. However, given higher valuations observed in markets including the U.S., should the anticipated corporate earnings recovery disappoint relative to expectations, equity prices may experience some near-term volatility, which we believe will place extra emphasis on effective portfolio construction and disciplined risk management.

Our long-held belief in owning great businesses at attractive valuations remains unwavering. By investing in leading companies that enjoy strong competitive advantages, we remain optimistic that we can deliver attractive risk-adjusted returns for our investors.

Phil Langham

Senior Portfolio Manager and Head, Emerging Market Equities

RBC Global Asset Management (UK) Limited

Habib Subjally

Senior Portfolio Manager and Head, Global Equities

RBC Global Asset Management (UK) Limited

David Lambert

Senior Portfolio Manager and Head, European Equities

RBC Global Asset Management (UK) Limited

Past performance does not guarantee future results.

The information provided herein represents the opinions of the Funds’ Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Global Equity Leaders Fund and the RBC China Equity Fund are non-diversified, which means they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual security volatility than a diversified fund. The RBC Emerging Markets Value Equity Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. Investing in securities economically tied to China may subject the RBC China Equity Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic, or environmental instabilities and natural disasters. The Funds may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. A Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The “Magnificent 7” comprise Microsoft Corp., Amazon.com Inc., Meta Platforms Inc., Apple Inc., Alphabet Inc., Nvidia Corp., and Tesla Inc.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax.

 LETTER FROM THE PORTFOLIO MANAGERS

Fund performance attribution data excludes Fund holdings that are fair-valued.

Excess return is the difference between the benchmark return and the portfolio return, which may be either positive or negative.

Alpha is a risk-adjusted performance measurement of a portfolio’s’ excess return relative to its benchmark after considering its risk relative to the benchmark.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for complete lists of Fund holdings.

The MSCI ACWI Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax.

The MSCI ACWI ex USA Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large- and mid-capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% of the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI China Index captures large- and mid-capitalization representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs). The MSCI China Index covers about 85% of this China equity universe, and currently includes large- and mid-capitalization A shares represented at 20% of their free float-adjusted market capitalization. The Net Index is net of any foreign withholding tax.

The MSCI Emerging Markets ex-China Index captures large- and mid-capitalization representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax.

The MSCI EAFE Index is an equity index which captures large- and mid-capitalization representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax.

The MSCI ACWI ex USA Small Cap Index captures small capitalization representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 4,330 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

You cannot invest directly in an index.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM-UK”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of each Fund’s portfolio is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets ex-China Equity Fund. Philippe joined RBC GAM-UK in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM-UK in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. In 1997, Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM-UK and is responsible for portfolio management of RBC Global Opportunities Fund, RBC International Opportunities Fund and RBC Global Equity Leaders Fund. Prior to joining RBC GAM-UK in 2014 Habib and his team spent eight years together at First State managing global equities. Previously he was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers, where he was Head of North American and Global equities research. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and Associate of the Society of Investment Professionals (ASIP) designations.

PORTFOLIO MANAGERS

Siguo Chen

Portfolio Manager

Siguo Chen is a portfolio manager on the RBC Asian Equity team at RBC Global Asset Management and for RBC China Equity Fund. She is the lead manager for the team’s China strategy and is also the team’s healthcare specialist. Prior to joining RBC in 2017, Siguo was a sell-side equity analyst with a multinational investment bank where she specialized in China and Hong Kong consumer sectors and Hong Kong Equity strategy.

Mayur Nallamala

Head of Asian Equity, Senior Portfolio Manager

Mayur Nallamala is a senior portfolio manager on the RBC Asian Equity team at RBC Global Asset Management and for RBC China Equity Fund. Prior to joining the firm in 2013, he was a portfolio manager at a global asset management firm, responsible for Asia Pacific ex-Japan mandates, managing assets on behalf of sovereign wealth, institutional and retail clients around the world. Mayur had earlier worked at major brokerage firms in London and Hong Kong, working in derivatives and equity research. He began his career in the investment industry in 1998.

David Lambert

Senior Portfolio Manager and Head of European Equities

David Lambert is Senior Portfolio Manager and Head of the European Equity Team at RBC GAM-UK and is responsible for portfolio management of RBC International Equity Fund and RBC International Small Cap Equity Fund. He joined the organization directly from university in 1999, originally as a quantitative analyst. During his time at RBC GAM-UK, David has completed the UK Institute of Investment Management and Research (now UKSIP) examinations. He has managed a number of UK and European portfolios for the firm over the years.

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2024 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	0.12%	1.53%	3.74%	3.83%
- At Net Asset Value	6.29%	2.74%	4.35%	4.44%	1.13%	1.82%
Class I
- At Net Asset Value	6.54%	3.01%	4.60%	4.69%	0.88%	1.03%
Class R6
- At Net Asset Value	6.59%	3.00%	4.66%	4.76%	0.88%	0.90%

MSCI Emerging Markets
Net Total Return
USD Index(e)	8.15%	2.22%	2.95%	2.95%
RBC Emerging Markets ex-China Equity Fund(d)
Class A
- Including Max Sales Charge of 5.75%	12.04%	N/A	N/A	12.55%
- At Net Asset Value	18.73%	N/A	N/A	17.83%	1.15%	4.29%
Class I
- At Net Asset Value	19.07%	N/A	N/A	18.10%	0.90%	2.24%
Class R6
- At Net Asset Value	18.99%	N/A	N/A	18.12%	0.90%	3.12%

MSCI Emerging Markets ex-China
Total Return Net Index(e)	20.51%	N/A	N/A	16.93%
RBC Emerging Markets Value Equity Fund
Class A
- Including Max Sales Charge of 5.75%	4.13%	2.95%	N/A	0.54%
- At Net Asset Value	10.47%	4.17%	N/A	1.52%	1.20%	19.67%
Class I
- At Net Asset Value	10.78%	4.41%	N/A	1.75%	0.95%	1.57%
Class R6
- At Net Asset Value	11.00%	4.52%	N/A	1.84%	0.88%	1.62%

MSCI Emerging Markets
Net Total Return
USD Index(e)	8.15%	2.22%	N/A	0.98%
RBC Global Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	9.20%	7.49%	N/A	8.85%
- At Net Asset Value	15.88%	8.78%	N/A	9.54%	1.00%	20.49%
Class I
- At Net Asset Value	16.22%	9.06%	N/A	9.76%	0.75%	0.84%
Class R6
- At Net Asset Value	16.23%	9.11%	N/A	9.81%	0.70%	0.73%

MSCI ACWI Net
Total Return USD Index(e)	23.22%	10.92%	N/A	8.76%

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2024 (Unaudited)

RBC Global Equity Leaders Fund(f)
Class A
- Including Max Sales Charge of 5.75%	14.03%	N/A	N/A	(3.16)%
- At Net Asset Value	20.93%	N/A	N/A	(0.63)%	1.00%	7.76%
Class I
- At Net Asset Value	21.20%	N/A	N/A	(0.36)%	0.75%	7.24%
Class R6
- At Net Asset Value	21.25%	N/A	N/A	(0.31)%	0.70%	7.51%

MSCI ACWI Net Total Return USD Index(e)	23.22%	N/A	N/A	4.20%
RBC International Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(5.26)%	2.39%	N/A	2.91%
- At Net Asset Value	0.49%	3.61%	N/A	3.56%	1.05%	4.98%
Class I
- At Net Asset Value	0.69%	4.06%	N/A	3.89%	0.80%	1.07%
Class R6
- At Net Asset Value	0.58%	4.09%	N/A	3.93%	0.75%	1.00%

MSCI ACWI ex USA Net Total Return USD Index(e)	13.26%	5.97%	N/A	4.73%
RBC International Equity Fund(d)
Class A
- Including Max Sales Charge of 5.75%	9.64%	N/A	N/A	11.04%
- At Net Asset Value	16.36%	N/A	N/A	16.24%	1.04%	3.74%
Class I
- At Net Asset Value	16.62%	N/A	N/A	16.52%	0.79%	2.64%
Class R6
- At Net Asset Value	16.77%	N/A	N/A	16.64%	0.74%	3.19%

MSCI EAFE Total Return Net Index(e)	15.32%	N/A	N/A	15.72%
RBC International Small Cap Equity Fund(d)
Class A
- Including Max Sales Charge of 5.75%	2.23%	N/A	N/A	3.72%
- At Net Asset Value	8.51%	N/A	N/A	8.57%	1.24%	10.81%
Class I
- At Net Asset Value	8.77%	N/A	N/A	8.86%	0.99%	9.00%
Class R6
- At Net Asset Value	8.82%	N/A	N/A	8.90%	0.94%	9.65%

MSCI ACWI ex USA Small Cap Index(e)	12.80%	N/A	N/A	11.79%

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2024 (Unaudited)

RBC China Equity Fund(g)
Class A
- Including Max Sales Charge of 5.75%	(18.79)%	N/A	N/A	(12.68)%
- At Net Asset Value	(13.84)%	N/A	N/A	(10.01)%	1.30%	8.66%
Class I
- At Net Asset Value	(13.69)%	N/A	N/A	(9.80)%	1.05%	7.48%
Class R6
- At Net Asset Value	(13.64)%	N/A	N/A	(9.76)%	1.00%	7.87%

MSCI China Index(e)	(17.05)%	N/A	N/A	(9.25)%
MSCI China All Shares Index(e)	(16.63)%	N/A	N/A	(9.97)%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares and February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and April 19, 2022 for Class A shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares, November 22, 2016 for Class R6 shares and January 28, 2020 for Class A Shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares. The performance in the table for Class A shares of Global Opportunities Fund and International Opportunities Fund prior to January 28, 2020, reflects the performance of Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class A shares.

(b)

The Funds’ expenses are from the Funds’ most recent prospectus dated July 26, 2023, and reflect the fiscal year ended March 31, 2023. For International Equity Fund and International Small Cap Equity Fund, the expenses reflect the period from December 14, 2022 (commencement of operations) through March 31, 2023. For Emerging Markets ex-China Equity Fund, the expenses reflect the period from December 15, 2022 (commencement of operations) through March 31, 2023.

(c)

The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels disclosed in the Funds’ prospectuses until July 31, 2025 (September 30, 2025 for RBC Emerging Markets Equity Fund).

(d)

The inception date for the RBC Emerging Markets ex-China Equity Fund is December 15, 2022. The inception date for the RBC International Equity Fund and RBC International Small Cap Equity Fund is December 14, 2022.

PERFORMANCE SUMMARY (UNAUDITED)

(e)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but does not include sales fees or operating expenses. You cannot invest directly in indices.

(f)	The inception date for the RBC Global Equity Leaders Fund is December 15, 2021.

(g)	The inception date for the RBC China Equity Fund is April 11, 2022.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large- and mid-capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% of the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI EAFE Index is an equity index which captures large- and mid-capitalization representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 796 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI ex USA Small Cap Index captures small capitalization representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 4,330 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax.

The MSCI Emerging Markets ex-China Index captures large- and mid-capitalization representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax.

The MSCI China and MSCI China All Shares Indices capture large- and mid-capitalization representation across China A shares, H shares, B shares, Red chips, P chips, and foreign listings (e.g., ADRs). The MSCI China Index covers about 85% of this China equity universe, and currently includes large- and mid-capitalization A shares represented at 20% of their free float-adjusted market capitalization. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China, and is based on the concept of the integrated MSCI China equity universe with China A shares included. The Net Indices are net of any foreign withholding tax.

You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Performance

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 6.54% (Class I). That compares to an annualized total return of 8.15% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns	• Stock selection within the Consumer Staples and Information Technology sectors • Stock selection in South Korea

Factors That Detracted From Relative Returns	• Underperformance in Financials sector • Stock selection in China and India

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI Emerging Markets Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 0.73% of investments.

Taiwan Semiconductor Manufacturing Co. Ltd.	8.44%	SK Hynix, Inc.	3.69%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
HDFC Bank Ltd.	4.79%	Mahindra & Mahindra Ltd.	3.46%
Antofagasta Plc	4.64%	Samsung Electronics Co. Ltd., 2.23%	3.08%
Tencent Holdings Ltd.	4.64%	Unilever Plc	2.80%
Tata Consultancy Services Ltd.	4.17%
Fomento Economico Mexicano SAB de CV	4.01%
*A listing of all portfolio holdings can be found beginning on page 32

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets ex-China Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities economically tied to emerging market countries (excluding China). For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Performance

For the 12-month period ended March 31, 2024, the Fund had a total return of 19.07% (Class I). That compares to a total return of 20.51% for the MSCI Emerging Markets ex-China Total Return Net Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns	• Performance of stocks within the Consumer Staples and Information Technology sectors • Stock selection within South Korea
Factors That Detracted From Relative Returns	• Stock selection within the Financials and Healthcare sectors

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI Emerging Markets ex-China Index captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets ex-China Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI Emerging Markets ex-China Net Total Return Index				Benchmark

				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 0.22% of investments.

Taiwan Semiconductor Manufacturing Co. Ltd.	9.50%	Phoenix Mills Ltd. (The)	3.38%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
Antofagasta Plc	4.43%	Samsung Electronics Co. Ltd.	3.16%
SK Hynix, Inc.	3.88%	Mahindra & Mahindra Ltd.	3.07%
Fomento Economico Mexicano SAB de CV	3.72%	Samsung Electronics Co. Ltd., 2.23%	3.05%
Tata Consultancy Services Ltd.	3.59%	Raia Drogasil SA	2.89%
*A listing of all portfolio holdings can be found beginning on page 36

				Growth of $250,000 Initial Investment Since Inception (12/15/22)

The graph reflects an initial hypothetical investment of $250,000 over the period from December 15, 2022 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Performance

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 10.78% (Class I). That compares to an annualized total return of 8.15% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns	• Stock selection in the Materials, Financials and Information Technology sectors

Factors That Detracted From Relative Returns	• Stock selection in Communication Services and Brazil

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large- and mid-capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

The Fund seeks to provide long-term capital growth.				Investment Objective

MSCI Emerging Markets Net Total Return USD Index				Benchmark

				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 0.01% of investments.

Taiwan Semiconductor Manufacturing Co. Ltd.	8.62%	Axis Bank Ltd.	2.09%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
Samsung Electronics Co. Ltd.	5.37%	Hindalco Industries Ltd.	1.99%
Alibaba Group Holding Ltd.	3.84%	China Merchants Bank Co. Ltd.	1.95%
Naspers Ltd.	2.79%	Shriram Finance Ltd.	1.92%
Antofagasta Plc	2.76%	Redington Ltd.	1.90%
*A listing of all portfolio holdings can be found beginning on page 40

				Growth of $250,000 Initial Investment Since Inception (2/9/18)

The graph reflects an initial hypothetical investment of $250,000 over the period from February 9, 2018 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will typically invest at least the lesser of (i) 40% of its total assets in the securities of issuers located in countries other than the United States or (ii) an amount of its total assets equal to the approximate percentage of issuers located in countries other than the United States included in the MSCI ACWI Net Total Return USD Index, unless the Sub-Advisor determines, in its sole discretion, that conditions are not favorable. If the Sub-Advisor determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside of the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States).

Performance

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 16.22% (Class I). That compares to an annualized total return of 23.22% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns

• Stock selection within the Information Technology and Consumer Discretionary sectors

• Lack of exposure to the Real Estate sector

• Performance of NVIDIA Corp., Taiwan Semiconductor Manufacturing Company and Safran SA

Factors That Detracted From Relative Returns	• Underperformance of stocks in the Financials, Consumer Staples and Healthcare sectors • Performance of AIA Group Ltd, MarketAxess Holdings and Anheuser-Busch InBev

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC Global Opportunities Fund
Investment Objective	The Fund seeks to provide long-term capital growth.
Benchmark	MSCI ACWI Net Total Return USD Index
Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)

	*Includes U.S. dollar denominated cash equivalent investments representing 2.51% of investments.

Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)	Microsoft Corp.	6.01%	AutoZone, Inc.	3.76%
	NVIDIA Corp.	4.22%	Visa, Inc.	3.67%
	UnitedHealth Group, Inc.	4.19%	Fortive Corp.	3.51%
	Safran SA	4.13%	Anheuser-Busch InBev NV	3.50%
	Alphabet, Inc.	4.07%
	Taiwan Semiconductor	4.04%
	Manufacturing Co. Ltd.
	*A listing of all portfolio holdings can be found beginning on page 45
Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Equity Leaders Fund

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund aims to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund also will, under normal market conditions: (1) invest at least 40% of its assets outside the United States, or if market conditions are not favorable, at least 30% of its assets outside the United States, and (2) hold securities of issuers located in at least three countries.

Performance

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 21.20% (Class I). That compares to an annualized total return of 23.22% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns

• Underperformance in the Financials, Consumer Staples and Industrials sectors

• At the stock level, relative returns were aided performance of NVIDIA Corp. and Safran SA and not holding stock in Apple

Factors That Detracted From Relative Returns	• Underperformance in the Information Technology and Consumer Discretionary • Lack of exposure to the Utilities sector • Underperformance of Estee Lauder Cos., AIA Group and Anheuser-Busch InBev

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It captures large- and mid-capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Equity Leaders Fund
The Fund seeks to provide long-term capital growth.				Investment Objective
MSCI ACWI Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 1.59% of investments.

Microsoft Corp.	5.82%	NVIDIA Corp.	4.56%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
Novo Nordisk A/S	5.25%	Taiwan Semiconductor Manufacturing Co. Ltd.	4.41%
Alphabet, Inc.	5.21%	Visa, Inc.	4.27%
Amazon.com, Inc.	5.18%	Procter & Gamble Co. (The)	3.93%
Safran SA	5.02%
UnitedHealth Group, Inc.	4.96%
* A listing of all portfolio holdings can be found beginning on page 48

The graph reflects an initial hypothetical investment of $100,000 over the period from December 15, 2021 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

				Growth of $100,000 Initial Investment Since Inception (12/15/2021)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2024, the Fund had an annualized total return of 0.69% (Class I). That compares to an annualized total return of 13.26% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns

• Performance of stocks within the Communication Services and information Technology sectors

• Lack of exposure to Real Estate sector

• Performance of Taiwan Semiconductor Manufacturing Co., InterContinental Hotels Group Plc, and Safran SA

Factors That Detracted From Relative Returns	• Underperformance in the Financials, Materials and Consumer Staples sectors • Underperformance of AIA Group Ltd., Astellas Pharma and Adyen NV

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large- and mid-capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% of the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
The Fund seeks to provide long-term capital growth.				Investment Objective
MSCI ACWI ex USA Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 1.53% of investments.

Novo Nordisk A/S	6.93%	Deutsche Post AG	4.52%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.91%	ICICI Bank Ltd.	4.41%
Safran SA	5.02%	AIA Group Ltd.	4.31%
InterContinental Hotels Group Plc	4.82%	Naspers Ltd.	3.74%
DBS Group Holdings Ltd.	4.74%	Anheuser-Busch InBev NV	3.61%
* A listing of all portfolio holdings can be found beginning on page 51

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies located throughout the world, excluding the United States.

Performance

For the 12-month period ended March 31, 2024, the Fund had a total return of 16.62% (Class I). That compares to a total return of 15.32% for the MSCI EAFE Total Return Net Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns	• Performance of stocks within the Industrials, Health Care and Materials sectors • Performance of Tokio Marine Holdings, Mitsubishi UFJ Financial Group and Novo Nordisk

Factors That Detracted From Relative Returns

• Underperformance in the Consumer Discretionary, Consumer Staples and Information Technology sectors

• Performance of Budweiser Brewing Co. and Tencent Holdings

• Lack of exposure to Toyota Motor Corp.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 796 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Equity Fund
The Fund seeks to provide long-term capital growth.				Investment Objective
MSCI EAFE Total Return Net Index				Benchmark
				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 2.11% of investments.

Novo Nordisk A/S	4.77%	Mitsubishi Corp.	3.04%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
ASML Holding NV	3.71%	Taiwan Semiconductor Manufacturing Co. Ltd.	2.95%
Tokio Marine Holdings, Inc.	3.19%	EssilorLuxottica SA	2.89%
LVMH Moet Hennessy Louis Vuitton SE	3.13%	Hitachi Ltd.	2.88%
Mitsubishi UFJ Financial Group, Inc.	3.07%	ING Groep NV	2.53%
* A listing of all portfolio holdings can be found beginning on page 54

The graph reflects an initial hypothetical investment of $100,000 over the period from December 14, 2022 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

				Growth of $100,000 Initial Investment Since Inception (12/14/22)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Small Cap Equity Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States. The Fund currently considers “small companies” to be those within the market capitalization range of the MSCI ACWI ex USA Small Cap Index at the time of initial purchase by the Fund.

Performance

For the 12-month period ending March 31, 2024, the Fund had a total return of 8.77% (Class I). That compares to a total return of 12.80% for the MSCI ACWI ex US Small Cap Total Return Net Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns

• Performance of stocks within the Health Care, Consumer Discretionary and Real Estate sectors

• At the stock level, relative returns were aided by performance of Laboratorios Farmaceruticos Rovi, M&A Research Institute

  Holdings and Organo Corp.

Factors That Detracted From Relative Returns

• Underperformance in the Financials, Information Technology and Industrials sectors

• Individual stocks that detracted from the fund’s performance included Remy Cointreau, Keywords Studios and BayCurrent

  Consulting

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI ACWI ex US Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 4,330 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Small Cap Equity Fund
The Fund seeks to provide long-term capital growth.				Investment Objective
MSCI ACWI ex USA Small Cap Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 1.88% of investments.				Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)

SpareBank 1 SMN	2.86%	Isetan Mitsukoshi Holdings Ltd.	2.39%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
Voltronic Power Technology Corp.	2.57%	Howden Joinery Group Plc	2.32%
Gaztransport Et Technigaz SA	2.51%	M&A Research Institute Holdings, Inc.	2.32%
Laboratorios Farmaceuticos Rovi SA	2.51%	Cranswick Plc	2.27%
International Container Terminal Services, Inc.	2.45%	Sanrio Co. Ltd.	2.23%
*A listing of all portfolio holdings can be found beginning on page 58

The graph reflects an initial hypothetical investment of $100,000 over the period from December 14, 2022 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

				Growth of $100,000 Initial Investment Since Inception (12/14/22)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC China Equity Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity investments in issuers economically tied to China. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. For purposes of the 80% investment policy, China includes Mainland China, Hong Kong, and Macau.

Performance

For the 12-month period ended March 31, 2024, the Fund had a return of -13.69% (Class I). That compares to an annualized total return of -17.05% for the MSCI China Net Total Return USD Index, the Fund’s primary benchmark and -16.63% for the MSCI China All Shares Net Total Return USD Index.

Factors that Contributed to Relative Returns	• Individual stock selection within the Health Care and Consumer Discretionary sectors was better than the benchmark
Factors That Detracted From Relative Returns	• Overweight positioning to Health Care and Real estate sectors as a whole compared to the benchmark

Mutual fund investing involves risk. Principal loss is possible. Investing in securities economically tied to China may subject the Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. Investing in China A Shares through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect (“Stock Connect”) program is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. These risks are described more fully in the prospectus.

The MSCI China and MSCI China All Shares Indices capture large- and mid-capitalization representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g., ADRs). The MSCI China Index covers about 85% of this China equity universe, and currently includes large-and mid-capitalization A shares represented at 20% of their free float-adjusted market capitalization. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China, and is based on the concept of the integrated MSCI China equity universe with China A shares included. The Net Indices are net of any foreign withholding tax. You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC China Equity Fund

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC China Equity Fund
Investment Objective	The Fund seeks to provide long-term capital growth.
Benchmark	MSCI China Net Total Return USD Index (primary) MSCI China All Shares Net Total Return USD Index (secondary)
Asset Allocation as of 3/31/24 (% of Fund’s investments) & Top Five GICS sectors (as of 3/31/24) (% of Fund’s net assets)

Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)	Tencent Holdings Ltd.	10.45%	Fuyao Glass Industry Group Co. Ltd.	2.47%
	Alibaba Group Holding Ltd.	7.28%	Ping An Insurance Group Co. of China Ltd.	2.40%
	NetEase, Inc.	6.91%	Yifeng Pharmacy Chain Co. Ltd.	2.36%
	Meituan	5.68%	Taiwan Semiconductor Manufacturing Co. Ltd.	2.35%
	Jiangsu Zhongtian Technology Co. Ltd.	3.93%
	SK Hynix, Inc.	3.47%
	*A listing of all portfolio holdings can be found beginning on page 62

Growth of $100,000 Initial Investment Since Inception (4/11/22)

The graph reflects an initial hypothetical investment of $100,000 over the period from April 11, 2022 (commencement of operations) through March 31, 2024 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund

March 31, 2024

Shares		Value
Common Stocks — 94.77%
Austria — 0.87%
1,427,135	Mondi Plc	$25,156,026

Brazil — 5.75%
26,022,383	B3 SA - Brasil Bolsa Balcao	62,261,952
16,749	MercadoLibre, Inc.*	25,323,818
14,341,627	Raia Drogasil SA	78,579,557

		166,165,327

Chile — 4.64%
5,215,449	Antofagasta Plc	133,964,099

China — 17.30%
119,400	Alibaba Group Holding Ltd., ADR	8,639,784
5,461,559	Alibaba Group Holding Ltd.	49,387,973
16,691,876	China Resources Land Ltd.	52,953,865
4,710,926	Midea Group Co. Ltd., Class A	42,114,911
12,777,878	NARI Technology Co. Ltd., Class A	42,653,937
9,970,334	Ping An Insurance Group Co. of China Ltd., Series H	42,330,859
4,082,688	Shenzhen Inovance Technology Co. Ltd., Class A	34,036,576
781,832	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	30,296,988
3,438,814	Tencent Holdings Ltd.	133,941,612
535,662	Yum China Holdings, Inc.	21,313,991
1,064,250	Yum China Holdings, Inc.	41,954,680

		499,625,176

Hong Kong — 4.65%
11,371,060	AIA Group Ltd.	76,488,275
1,989,415	Hong Kong Exchanges & Clearing Ltd.	57,968,114

		134,456,389

India — 17.45%
3,124,862	Axis Bank Ltd.	39,383,878
886,981	Dr Reddy’s Laboratories Ltd.	65,551,476
2,471,368	HDFC Bank Ltd., ADR	138,322,467
1,240,329	HDFC Bank Ltd.	21,628,388
4,319,841	Mahindra & Mahindra Ltd.	99,794,191
3,156,240	Marico Ltd.	18,853,890
2,579,861	Tata Consultancy Services Ltd.	120,407,152

		503,941,442

Indonesia — 3.42%
65,963,327	Bank Central Asia Tbk PT	41,948,578
317,819,874	Kalbe Farma Tbk PT	29,569,226
123,485,162	Telkom Indonesia Persero Tbk PT	27,160,008

		98,677,812

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2024

Shares		Value
Korea — 9.01%
576,372	Samsung Electronics Co. Ltd.	$34,638,524
278,555	Samsung Fire & Marine Insurance Co. Ltd.	63,969,924
1,561,375	Shinhan Financial Group Co. Ltd.	55,077,644
804,895	SK Hynix, Inc.	106,628,773

		260,314,865

Mexico — 4.01%
889,100	Fomento Economico Mexicano SAB de CV, ADR	115,823,057

Peru — 1.64%
279,460	Credicorp Ltd.	47,348,908

Philippines — 2.12%
3,540,459	SM Investments Corp.	61,257,534

Poland — 0.85%
253,830	Dino Polska SA*,(a)	24,624,629

South Africa — 2.77%
2,685,722	Clicks Group Ltd.	41,996,350
5,956,913	Discovery Ltd.	37,928,631

		79,924,981

Taiwan — 16.67%
2,724,766	Advantech Co. Ltd.	34,665,356
3,937,769	Delta Electronics, Inc.	42,145,449
34,902,598	E.Sun Financial Holding Co. Ltd.	29,597,958
884,897	MediaTek, Inc.	32,063,629
2,680,721	President Chain Store Corp.	22,229,329
10,177,000	Taiwan Semiconductor Manufacturing Co. Ltd.	243,802,390
20,876,186	Uni-President Enterprises Corp.	49,817,490
524,981	Voltronic Power Technology Corp.	27,077,104

		481,398,705

Thailand — 0.82%
6,931,598	Kasikornbank Public Co. Ltd., NVDR	23,566,411

Turkey — 0.00%
1	Enka Insaat ve Sanayi AS	1

United Kingdom — 2.80%
1,613,177	Unilever Plc	80,984,457

Total Common Stocks		2,737,229,819

(Cost $2,740,243,698)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2024

Shares		Value
Preferred Stocks — 3.08%
Korea — 3.08%
1,780,095	Samsung Electronics Co. Ltd., 2.23%	$88,848,460

Total Preferred Stocks		88,848,460

(Cost $81,972,411)

Investment Company — 0.72%
20,914,210	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (b)	20,914,210

Total Investment Company		20,914,210

(Cost $20,914,210)

Total Investments		$2,846,992,489
(Cost $2,843,130,319)(c) — 98.57%

Other assets in excess of liabilities — 1.43%		41,302,674

NET ASSETS — 100.00%		$2,888,295,163

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	25.52%
Information Technology	24.35%
Consumer Staples	14.99%
Consumer Discretionary	10.00%
Industrials	5.72%
Communication Services	5.58%
Materials	5.51%
Health Care	4.35%
Real Estate	1.83%
Other*	2.15%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund

March 31, 2024

Shares		Value
Common Stocks — 95.34%
Austria — 0.33%
9,303	Mondi Plc	$163,983

Brazil — 8.74%
450,800	B3 SA - Brasil Bolsa Balcao	1,078,598
128,000	Banco Bradesco SA	325,653
505	MercadoLibre, Inc.*	763,540
264,776	Raia Drogasil SA	1,450,740
100,800	WEG SA	769,958

		4,388,489

Chile — 4.43%
86,467	Antofagasta Plc	2,220,993

India — 23.89%
58,434	Axis Bank Ltd.	736,467
176,727	Devyani International Ltd.*	320,212
17,800	Dr. Reddy’s Laboratories Ltd., ADR	1,305,630
23,500	HDFC Bank Ltd., ADR	1,315,295
69,904	HDFC Bank Ltd.	1,218,960
83,714	Hindalco Industries Ltd.	565,205
66,755	Mahindra & Mahindra Ltd.	1,542,131
153,485	Marico Ltd.	916,847
50,678	Phoenix Mills Ltd. (The)	1,694,020
38,649	Tata Consultancy Services Ltd.	1,803,824
43,174	Tata Consumer Products Ltd.	568,513

		11,987,104

Indonesia — 3.81%
1,441,400	Bank Central Asia Tbk PT	916,641
6,743,900	Kalbe Farma Tbk PT	627,437
1,664,500	Telkom Indonesia Persero Tbk PT	366,099

		1,910,177

Korea — 13.84%
2,722	LEENO Industrial, Inc.	522,708
2,165	NAVER Corp.	300,778
26,391	Samsung Electronics Co. Ltd.	1,586,034
5,721	Samsung Fire & Marine Insurance Co. Ltd.	1,313,823
36,122	Shinhan Financial Group Co. Ltd.	1,274,207
14,717	SK Hynix, Inc.	1,949,640

		6,947,190

Mexico — 5.20%
334,500	Bolsa Mexicana de Valores SAB de CV	744,876
143,900	Fomento Economico Mexicano SAB de CV	1,866,558

		2,611,434

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund (cont.)

March 31, 2024

Shares		Value

Peru — 1.08%
3,200	Credicorp Ltd.	$542,176

Philippines — 3.30%
729,600	Century Pacific Food, Inc.	519,185
65,600	SM Investments Corp.	1,135,021

		1,654,206

Poland — 0.80%
4,160	Dino Polska SA*,(a)	403,571

South Africa — 3.02%
42,134	Clicks Group Ltd.	658,845
101,378	Discovery Ltd.	645,490
212,977	Pepkor Holdings Ltd.(a)	212,184

		1,516,519

Taiwan — 23.47%
44,295	Advantech Co. Ltd.	563,535
156,000	Chroma ATE, Inc.	1,231,783
87,000	Delta Electronics, Inc.	931,150
1,237,343	E.Sun Financial Holding Co. Ltd.	1,049,286
49,000	Giant Manufacturing Co. Ltd.	344,440
16,000	MediaTek, Inc.	579,749
199,000	Taiwan Semiconductor Manufacturing Co. Ltd.	4,767,287
407,000	Uni-President Enterprises Corp.	971,237
26,000	Voltronic Power Technology Corp.	1,341,010

		11,779,477

Thailand — 0.88%
130,500	Kasikornbank Public Co. Ltd., NVDR	443,681

United Kingdom — 2.55%
25,439	Unilever Plc	1,277,085

Total Common Stocks		47,846,085

(Cost $41,201,323)

Preferred Stocks — 3.05%
Korea — 3.05%
30,630	Samsung Electronics Co. Ltd., 2.23%	1,528,811

Total Preferred Stocks		1,528,811

(Cost $1,441,494)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund (cont.)

March 31, 2024

Shares		Value

Investment Company — 1.76%
882,533	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (b)	$882,533

Total Investment Company		882,533

(Cost $882,533)

Total Investments		$50,257,429
(Cost $43,525,350)(c) — 100.15%

Liabilities in excess of other assets — (0.15)%		(73,481)

NET ASSETS — 100.00%		$50,183,948

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depositary Receipt

NVDR – Non-Voting Depository Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets ex-China Equity Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Information Technology	30.80%
Financials	23.13%
Consumer Staples	17.21%
Industrials	6.46%
Consumer Discretionary	6.34%
Materials	5.89%
Health Care	3.85%
Real Estate	3.38%
Communication Services	1.33%
Other*	1.61%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund

March 31, 2024

Shares		Value
Common Stocks — 98.08%
Argentina — 0.25%
9,735	Corp. America Airports SA*	$163,548

Brazil — 5.70%
56,700	Banco do Brasil SA	640,778
442,291	Cia Brasileira de Aluminio	361,565
84,100	Hypera SA	554,026
104,800	Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	439,435
162,200	Lojas Renner SA	547,523
89,700	Sao Martinho SA	555,327
161,040	SLC Agricola SA	635,118

		3,733,772

Chile — 3.11%
70,353	Antofagasta Plc	1,807,088
4,700	Sociedad Quimica y Minera de Chile SA, ADR	231,052

		2,038,140

China — 23.91%
278,400	Alibaba Group Holding Ltd.	2,517,525
64,550	Baidu, Inc., Class A*	849,776
173,698	Beijing New Building Materials Plc, Class A	687,957
322,000	China Merchants Bank Co. Ltd., Class H	1,276,253
533,000	China Overseas Land & Investment Ltd.	769,249
1,156,000	Chinasoft International Ltd.	698,039
856,000	CIMC Enric Holdings Ltd.	872,598
874,000	CSPC Pharmaceutical Group Ltd.	687,926
320,000	Flat Glass Group Co. Ltd., Class H	778,904
132,200	Midea Group Co. Ltd., Class A	1,181,847
265,999	Ping An Insurance Group Co. of China Ltd., Series H	1,129,347
44,192	Sieyuan Electric Co. Ltd., Class A	356,060
250,000	SITC International Holdings Co. Ltd.	457,065
1,125,000	Topsports International Holdings Ltd.(a)	754,528
16,550	Trip.com Group Ltd.*	733,850
141,195	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	465,175
522,093	Xinyi Glass Holdings Ltd.	554,057
1,461,400	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	906,410

		15,676,566

Egypt — 0.98%
403,335	Commercial International Bank Egypt SAE, GDR	643,547

Greece — 0.82%
304,153	Alpha Services and Holdings SA*	534,147

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2024

Shares		Value
Hong Kong — 1.65%
1,116,000	Pacific Basin Shipping Ltd.	$323,143
200,400	Samsonite International SA*,(a)	759,290

		1,082,433

Hungary — 1.13%
16,110	OTP Bank Nyrt	741,587

India — 10.58%
131,384	Apollo Tyres Ltd.	737,583
108,615	Axis Bank Ltd.	1,368,918
193,657	Hindalco Industries Ltd.	1,307,498
121,603	KEC International Ltd.	1,015,762
497,528	Redington Ltd.	1,246,662
44,364	Shriram Finance Ltd.	1,258,534

		6,934,957

Indonesia — 1.48%
2,605,900	Bank Negara Indonesia Persero Tbk PT	970,090

Korea — 11.46%
12,423	DB Insurance Co. Ltd.	888,632
27,446	Hana Financial Group, Inc.	1,201,526
5,944	Hyundai Motor Co.	1,045,956
58,604	Samsung Electronics Co. Ltd.	3,521,955
6,455	SK Hynix, Inc.	855,129

		7,513,198

Mexico — 3.30%
543,914	Gentera SAB de CV	930,816
60,555	Grupo Comercial Chedraui SA de CV	486,895
75,700	Regional SAB de CV	745,366

		2,163,077

Pakistan — 0.63%
1,087,821	Habib Bank Ltd.	412,753

Peru — 1.43%
5,550	Credicorp Ltd.	940,337

Philippines — 1.43%
341,090	BDO Unibank, Inc.	936,965

Russia — 0.00%
2,322,600	Sistema PJSFC(b),(c),(d)	0
893,930	United Co. RUSAL International PJSC*,(b),(c),(d)	0

		0

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2024

Shares		Value
Saudi Arabia — 1.37%
82,529	Saudi National Bank (The)	$898,247

South Africa — 6.40%
1,270,984	Growthpoint Properties Ltd., REIT	755,274
70,483	Mr Price Group Ltd.	646,099
92,798	MTN Group Ltd.	459,144
10,332	Naspers Ltd., Class N	1,831,509
808,780	Old Mutual Ltd.	501,478

		4,193,504

Taiwan — 16.27%
149,005	Chailease Holding Co. Ltd.	798,438
43,000	Globalwafers Co. Ltd.	746,555
95,452	Innodisk Corp.	926,966
19,703	Lotes Co. Ltd.	852,485
20,000	MediaTek, Inc.	724,686
235,960	Taiwan Semiconductor Manufacturing Co. Ltd.	5,652,708
168,995	Taiwan Union Technology Corp.	967,560

		10,669,398

Thailand — 0.85%
163,900	Kasikornbank Public Co. Ltd.	557,667

Turkey — 1.11%
115,923	KOC Holding AS	729,268

United Arab Emirates — 1.06%
462,732	Aldar Properties PJSC	695,645

United Kingdom — 0.63%
92,264	Pepco Group NV*	415,809

United States — 0.88%
39,809	Laureate Education, Inc.	580,017

Vietnam — 1.65%
676,500	Ho Chi Minh City Development Joint Stock Commercial Bank	661,653
239,150	Vinhomes JSC*,(a)	417,659

		1,079,312

Total Common Stocks		64,303,984

(Cost $61,594,669)

Preferred Stocks — 2.24%
Brazil — 0.93%
65,700	Centrais Eletricas Brasileiras SA, Class B, 4.31%	612,146

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2024

Shares		Value

Colombia — 0.67%
83,334	Banco Davivienda SA, 4.61%	$437,664

Korea — 0.64%
8,441	Samsung Electronics Co. Ltd., 2.23%	421,309

Total Preferred Stocks		1,471,119

(Cost $1,553,350)

Investment Company — 0.00%
4,220	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (e)	4,220

Total Investment Company		4,220

(Cost $4,220)

Total Investments		$65,779,323
(Cost $63,152,239)(f) — 100.32%

Liabilities in excess of other assets — (0.32)%		(212,984)

NET ASSETS — 100.00%		$65,566,339

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Restricted security subject to legal or contractual restrictions on resale.

(e)	Affiliated investment.

(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	28.20%
Information Technology	27.18%
Consumer Discretionary	17.93%
Industrials	10.31%
Materials	5.30%
Real Estate	4.02%
Consumer Staples	2.56%
Communication Services	2.00%
Health Care	1.89%
Utilities	0.93%
Other*	(0.32)%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund

March 31, 2024

Shares		Value
Common Stocks — 97.32%
Belgium — 3.50%
285,064	Anheuser-Busch InBev NV	$17,352,988

Denmark — 3.37%
130,231	Novo Nordisk A/S, Class B	16,705,174

France — 4.13%
90,232	Safran SA	20,434,996

Germany — 2.59%
297,026	Deutsche Post AG	12,801,046

Hong Kong — 2.57%
1,891,024	AIA Group Ltd.	12,720,113

India — 1.20%
450,745	ICICI Bank Ltd.	5,942,470

Ireland — 1.68%
97,082	Kerry Group Plc, Class A	8,318,577

Japan — 1.43%
498,000	Astellas Pharma, Inc.	5,349,888
124,198	MISUMI Group, Inc.	1,730,205

		7,080,093

Luxembourg — 0.92%
71,496	Eurofins Scientific SE	4,554,328

Norway — 1.80%
332,317	Equinor ASA	8,910,882

Taiwan — 4.04%
147,100	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	20,012,955

United Kingdom — 7.19%
72,732	Croda International Plc	4,500,324
142,598	InterContinental Hotels Group Plc	14,817,628
2,284,617	Legal & General Group Plc	7,339,738
663,784	National Grid Plc	8,943,833

		35,601,523

United States — 62.15%
133,460	Alphabet, Inc., Class A*	20,143,118

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2024

Shares		Value
90,500	Amazon.com, Inc.*	$16,324,390
5,900	AutoZone, Inc.*	18,594,735
55,900	Blackstone, Inc.	7,343,583
184,400	CSX Corp.	6,835,708
20,100	EOG Resources, Inc.	2,569,584
202,050	Fortive Corp.	17,380,341
44,200	HCA Healthcare, Inc.	14,742,026
29,500	Home Depot, Inc. (The)	11,316,200
20,300	Intuit, Inc.	13,195,000
41,400	JPMorgan Chase & Co.	8,292,420
27,200	MarketAxess Holdings, Inc.	5,963,600
63,300	Micron Technology, Inc.	7,462,437
70,700	Microsoft Corp.	29,744,904
22,800	Netflix, Inc.*	13,847,124
23,100	NVIDIA Corp.	20,872,236
101,900	Procter & Gamble Co. (The)	16,533,275
48,600	Salesforce, Inc.	14,637,348
102,900	T-Mobile US, Inc.	16,795,338
41,900	UnitedHealth Group, Inc.	20,727,930
36,400	Valero Energy Corp.	6,213,116
65,200	Visa, Inc., Class A	18,196,016

		307,730,429

Zambia — 0.75%
346,423	First Quantum Minerals Ltd.	3,723,686

Total Common Stocks		481,889,260

(Cost $417,638,406)

Investment Company — 2.51%
12,420,270	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (a)	12,420,270

Total Investment Company		12,420,270

(Cost $12,420,270)

Total Investments		$494,309,530
(Cost $430,058,676)(b) — 99.83%

Other assets in excess of liabilities — 0.17%		836,614

NET ASSETS — 100.00%		$495,146,144

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2024

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Information Technology	21.39%
Financials	13.27%
Health Care	12.54%
Consumer Discretionary	12.34%
Industrials	11.96%
Communication Services	10.26%
Consumer Staples	8.52%
Energy	3.57%
Utilities	1.81%
Materials	1.66%
Other*	2.68%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Equity Leaders Fund

March 31, 2024

Shares		Value

Common Stocks — 98.85%

Belgium — 3.72%
3,026	Anheuser-Busch InBev NV	$184,205

Denmark — 5.25%
2,025	Novo Nordisk A/S, Class B	259,754

France — 5.02%
1,098	Safran SA	248,666

Germany — 3.10%
3,561	Deutsche Post AG	153,470

Hong Kong — 2.63%
19,349	AIA Group Ltd.	130,152

India — 1.55%
2,900	ICICI Bank Ltd., ADR	76,589

Norway — 1.95%
3,610	Equinor ASA	96,800

Singapore — 3.38%
6,267	DBS Group Holdings Ltd.	167,253

Taiwan — 4.41%
1,606	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	218,496

United States — 67.84%
1,711	Alphabet, Inc., Class A*	258,241
1,423	Amazon.com, Inc.*	256,681
1,119	Blackstone, Inc.	147,003
4,929	CSX Corp.	182,718
257	EOG Resources, Inc.	32,855
465	HCA Healthcare, Inc.	155,091
287	Home Depot, Inc. (The)	110,093
225	Intuit, Inc.	146,250
473	JPMorgan Chase & Co.	94,742
600	Micron Technology, Inc.	70,734
685	Microsoft Corp.	288,193
175	Netflix, Inc.*	106,283
250	NVIDIA Corp.	225,890
1,200	Procter & Gamble Co. (The)	194,700
808	Prologis, Inc., REIT	105,218
556	Salesforce, Inc.	167,456

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Equity Leaders Fund (cont.)

March 31, 2024

Shares		Value

678	TJX Cos, Inc. (The)	$68,763
997	T-Mobile US, Inc.	162,730
497	UnitedHealth Group, Inc.	245,866
421	Valero Energy Corp.	71,860
758	Visa, Inc., Class A	211,543
266	Waste Management, Inc.	56,698

		3,359,608

Total Common Stocks		4,894,993

(Cost $4,108,388)

Investment Company — 1.60%
79,175	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (a)	79,175

Total Investment Company		79,175

(Cost $79,175)

Total Investments		$4,974,168
(Cost $4,187,563)(b) — 100.45%

Liabilities in excess of other assets — (0.45)%		(22,047)

NET ASSETS — 100.00%		$4,952,121

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Equity Leaders Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Information Technology	22.56%
Financials	16.71%
Health Care	13.34%
Industrials	12.96%
Communication Services	10.65%
Consumer Discretionary	8.79%
Consumer Staples	7.65%
Energy	4.07%
Real Estate	2.12%
Other*	1.15%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund

March 31, 2024

Shares		Value

Common Stocks — 97.83%
Australia — 2.34%
31,867	Rio Tinto Plc	$2,014,788

Austria — 2.49%
48,017	Erste Group Bank AG	2,140,008

Belgium — 3.61%
50,993	Anheuser-Busch InBev NV	3,104,148

China — 2.16%
166,646	Wanhua Chemical Group Co. Ltd., Class A	1,857,143

Denmark — 6.93%
46,525	Novo Nordisk A/S, Class B	5,967,920

France — 5.02%
19,090	Safran SA	4,323,345

Germany — 5.57%
90,326	Deutsche Post AG	3,892,815
11,337	Mercedes-Benz Group AG	902,844

		4,795,659

Hong Kong — 4.30%
551,000	AIA Group Ltd.	3,706,342

India — 4.41%
287,759	ICICI Bank Ltd.	3,793,718

Indonesia — 2.66%
5,986,700	Bank Rakyat Indonesia Persero Tbk PT	2,289,164

Ireland — 2.13%
21,374	Kerry Group Plc, Class A	1,831,455
20	Kerry Group Plc, Class A	1,739

		1,833,194

Japan — 10.52%
256,000	Astellas Pharma, Inc.	2,750,143
56,600	MISUMI Group, Inc.	788,496
70,000	Oriental Land Co. Ltd	2,242,500
40,100	Recruit Holdings Co. Ltd.	1,760,663
17,700	Sony Group Corp.	1,517,788

		9,059,590

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2024

Shares		Value

Luxembourg — 1.77%
23,904	Eurofins Scientific SE	$1,522,696

Netherlands — 5.97%
7,944	BE Semiconductor Industries NV	1,216,851
52,698	Shell Plc	1,748,493
13,879	Wolters Kluwer NV	2,173,311

		5,138,655

Norway — 2.64%
84,621	Equinor ASA	2,269,062

Singapore — 4.74%
152,890	DBS Group Holdings Ltd.	4,080,301

South Africa — 3.74%
18,143	Naspers Ltd., Class N	3,216,130

Sweden — 2.29%
83,054	Essity AB, Class B	1,972,875

Switzerland — 1.40%
847	Partners Group Holding AG	1,209,927

Taiwan — 5.91%
1	E.Sun Financial Holding Co. Ltd.	1
37,418	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,090,719

		5,090,720

Thailand — 2.44%
2,319,500	Minor International Public Co. Ltd.	2,101,543

United Kingdom — 13.97%
38,251	Croda International Plc	2,366,797
506,543	Haleon Plc	2,122,810
39,941	InterContinental Hotels Group Plc	4,150,345
578,949	Legal & General Group Plc	1,859,977
113,445	National Grid Plc	1,528,559

		12,028,488

Zambia — 0.82%
65,793	First Quantum Minerals Ltd.	707,206

Total Common Stocks		84,222,622

(Cost $80,107,913)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2024

Shares		Value

Investment Company — 1.52%
1,312,424	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (a)	$1,312,424

Total Investment Company		1,312,424

(Cost $1,312,424)

Total Investments		$85,535,046
(Cost $81,420,337)(b) — 99.35%

Other assets in excess of liabilities — 0.65%		557,359

NET ASSETS — 100.00%		$86,092,405

(a)	Affiliated investment.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	22.16%
Consumer Discretionary	16.41%
Industrials	15.04%
Health Care	11.89%
Consumer Staples	10.50%
Materials	8.07%
Information Technology	7.32%
Energy	4.67%
Utilities	1.77%
Other*	2.17%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund

March 31, 2024

Shares		Value
Common Stocks — 97.36%
Australia — 7.39%
13,219	BHP Group Ltd.	$382,213
2,892	CSL Ltd.	542,619
589	Flutter Entertainment Plc*	117,408
2,361	Macquarie Group Ltd.	307,113
3,167	Rio Tinto Plc	200,233
24,382	Santos Ltd.	123,444
2,117	WiseTech Global Ltd.	129,482

		1,802,512

China — 1.41%
87,300	Budweiser Brewing Co. APAC Ltd.(a)	128,761
5,500	Tencent Holdings Ltd.	214,225

		342,986

Denmark — 5.74%
9,076	Novo Nordisk A/S, Class B	1,164,209
4,018	Novonesis (Novozymes), Class B	236,345

		1,400,554

Finland — 1.30%
7,464	Sampo Oyj, Class A	318,386

France — 10.02%
3,112	EssilorLuxottica SA	703,971
849	LVMH Moet Hennessy Louis Vuitton SE	763,928
2,098	Schneider Electric SE	474,308
7,283	TotalEnergies SE	500,993

		2,443,200

Germany — 3.55%
657	Allianz SE	196,914
981	Deutsche Boerse AG	200,899
1,014	Linde Plc	469,235

		867,048

Hong Kong — 1.05%
38,200	AIA Group Ltd.	256,955

Ireland — 4.54%
24,100	Bank of Ireland Group Plc	245,942
4,207	CRH Plc	363,106
3,428	Ryanair Holdings Plc, ADR	499,083

		1,108,131

Japan — 20.86%
7,900	Ajinomoto Co., Inc.	295,015
6,800	Daiichi Sankyo Co. Ltd.	216,369

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund (cont.)

March 31, 2024

Shares		Value
7,700	Hitachi Ltd.	$703,629
1,700	Hoya Corp.	212,620
32,900	Inpex Corp.	500,119
850	Keyence Corp.	394,622
32,100	Mitsubishi Corp.	741,870
73,600	Mitsubishi UFJ Financial Group, Inc.	748,814
3,600	Nintendo Co. Ltd.	196,433
3,500	Sony Group Corp.	300,128
24,800	Tokio Marine Holdings, Inc.	777,387

		5,087,006

Netherlands — 9.06%
933	ASML Holding NV	904,508
4,947	Heineken NV	476,928
37,529	ING Groep NV	617,851
4,551	NN Group NV	210,097

		2,209,384

Norway — 2.25%
6,842	Aker BP ASA	171,608
15,566	DNB Bank ASA	309,414
8,399	Nordic Semiconductor ASA*	66,817

		547,839

Spain — 0.79%
3,021	Amadeus IT Group SA	193,938

Sweden — 3.38%
11,384	Assa Abloy AB, Class B	326,702
13,830	Atlas Copco AB, Class A	233,569
22,297	Hexagon AB, Class B	263,571

		823,842

Switzerland — 6.61%
3,494	Nestle SA	371,237
1,971	Roche Holding AG	503,234
613	Sika AG	182,399
18,008	UBS Group AG	554,483

		1,611,353

Taiwan — 2.95%
30,000	Taiwan Semiconductor Manufacturing Co. Ltd.	718,686

United Kingdom — 16.46%
6,620	Ashtead Group Plc	471,537
2,577	AstraZeneca Plc	346,204
48,046	Barratt Developments Plc	288,376
29,283	BP Plc	183,705
5,949	British American Tobacco Plc	180,559

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund (cont.)

March 31, 2024

Shares		Value
2,250	Coca-Cola Europacific Partners Plc	$157,388
3,680	DCC Plc	267,743
11,435	Diageo Plc	423,120
5,263	Experian Plc	229,325
4,328	London Stock Exchange Group Plc	517,863
9,831	RELX Plc	425,847
21,107	Schroders Plc	100,276
8,414	Unilever Plc	422,398

		4,014,341

Total Common Stocks		23,746,161

(Cost $19,718,446)

Investment Company — 2.10%
512,570	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (b)	512,570

Total Investment Company		512,570

(Cost $512,570)

Total Investments		$24,258,731
(Cost $20,231,016)(c) — 99.46%

Other assets in excess of liabilities — 0.54%		131,265

NET ASSETS — 100.00%		$24,389,996

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Equity Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	21.98%
Industrials	17.93%
Health Care	15.12%
Information Technology	10.17%
Consumer Staples	10.08%
Materials	7.52%
Consumer Discretionary	6.81%
Energy	6.06%
Communication Services	1.69%
Other*	2.64%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund

March 31, 2024

Shares		Value
Common Stocks — 98.33%
Australia — 4.01%
1,721	Altium Ltd.	$73,103
859	Pro Medicus Ltd.	58,087
24,083	Steadfast Group Ltd.	92,275

		223,465

Belgium — 3.06%
3,038	Azelis Group NV	64,169
11	Lotus Bakeries NV	106,203

		170,372

Denmark — 2.87%
1,704	Novonesis (Novozymes), Class B	100,232
1,401	Topdanmark AS	59,868

		160,100

France — 5.33%
938	Gaztransport Et Technigaz SA	140,243
542	Remy Cointreau SA	54,728
1,915	Technip Energies NV	48,444
1,389	Verallia SA(a)	54,003

		297,418

Germany — 5.57%
1,140	CTS Eventim AG & Co. KGaA	101,360
117	Rational AG	100,807
1,701	Stabilus SE	108,311

		310,478

India — 8.16%
30,289	Aditya Birla Capital Ltd.*	63,941
1,758	AIA Engineering Ltd.	82,468
4,692	KPIT Technologies Ltd.	83,977
2,572	Phoenix Mills Ltd. (The)	85,974
7,791	Sona Blw Precision Forgings Ltd.(a)	66,096
4,318	Varun Beverages Ltd.	72,571

		455,027

Indonesia — 1.97%
395,800	Mayora Indah Tbk PT	63,406
861,500	Sarana Menara Nusantara Tbk PT	46,726

		110,132

Ireland — 0.72%
2,435	Keywords Studios Plc	39,970

Japan — 20.34%
4,100	ABC-Mart, Inc.	77,719

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund (cont.)

March 31, 2024

Shares		Value
2,500	Asics Corp.	$118,347
900	Horiba Ltd.	93,501
700	Ibiden Co. Ltd.	31,351
8,200	Isetan Mitsukoshi Holdings Ltd.	133,086
4,900	Kotobuki Spirits Co. Ltd.	61,597
2,900	M&A Research Institute Holdings, Inc.*	129,491
1,900	Organo Corp.	94,221
4,500	Rakus Co. Ltd.	61,051
6,465	Sanrio Co. Ltd.	124,413
300	SHIFT, Inc.*	47,812
2,000	TBS Holdings, Inc.	55,718
237	Towa Corp.	15,732
3,500	Yamazaki Baking Co. Ltd.	90,413

		1,134,452

New Zealand — 1.89%
3,228	Fisher & Paykel Healthcare Corp. Ltd.	49,455
8,628	Infratil Ltd.	56,136

		105,591

Norway — 7.25%
4,370	Aker BP ASA	109,606
4,017	Nordic Semiconductor ASA*	31,957
12,548	SpareBank 1 SMN	159,726
9,499	Veidekke ASA	103,240

		404,529

Philippines — 2.45%
24,130	International Container Terminal Services, Inc.	136,800

Spain — 2.51%
1,606	Laboratorios Farmaceuticos Rovi SA	140,146

Sweden — 8.52%
11,141	Alimak Group AB(a)	101,948
10,136	Hexpol AB	123,769
895	MIPS AB	29,321
2,401	Sdiptech AB, Class B*	58,439
6,917	Sweco AB, Class B	77,813
2,785	Thule Group AB(a)	83,955

		475,245

Taiwan — 6.70%
700	ASPEED Technology, Inc.	72,954
13,240	Chailease Holding Co. Ltd.	70,946
2,000	Lotes Co. Ltd.	86,534
2,782	Voltronic Power Technology Corp.	143,488

		373,922

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund (cont.)

March 31, 2024

Shares		Value
Thailand — 1.36%
400	Fabrinet*	$75,608

United Kingdom — 13.62%
5,140	Auto Trader Group Plc(a)	45,391
20,717	Barratt Developments Plc	124,345
2,449	Cranswick Plc	126,737
3,371	Fevertree Drinks Plc	51,070
14,273	GB Group Plc	49,082
11,314	Howden Joinery Group Plc	129,513
14,414	OSB Group Plc	68,857
7,801	Rightmove Plc	54,071
2,318	Softcat Plc	46,564
11,661	Volution Group Plc	63,806

		759,436

Vietnam — 2.00%
23,600	FPT Corp.	111,469

Total Common Stocks		5,484,160

(Cost $4,790,598)

Investment Company — 1.88%
104,826	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (b)	104,826

Total Investment Company		104,826

(Cost $104,826)

Total Investments		$5,588,986
(Cost $4,895,424)(c) — 100.21%

Liabilities in excess of other assets — (0.21)%		(11,650)

NET ASSETS — 100.00%		$5,577,336

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Small Cap Equity Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Industrials	23.67%
Information Technology	16.53%
Consumer Discretionary	13.57%
Financials	11.57%
Consumer Staples	11.23%
Communication Services	5.44%
Energy	5.35%
Materials	4.99%
Health Care	4.44%
Real Estate	1.54%
Other*	1.67%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC China Equity Fund

March 31, 2024

Shares		Value
Common Stocks — 97.31%
China — 86.11%
32,857	Alibaba Group Holding Ltd.	$297,120
5,500	Asymchem Laboratories Tianjin Co. Ltd., Class A	68,021
1,771	Beijing Roborock Technology Co. Ltd., Class A	83,820
68,896	Beijing Urban Construction Investment & Development Co. Ltd., Class A	38,476
1,500	BYD Co. Ltd., Class H	38,408
72,400	China Construction Bank Corp., Class A	68,435
7,900	China CSSC Holdings Ltd., Class A	37,824
17,577	China Merchants Bank Co. Ltd., Class H	69,667
81,000	China Railway Group Ltd., Class H	40,094
21,197	China Resources Land Ltd.	67,246
7,000	CITIC Securities Co. Ltd., Class A	18,731
3,500	Contemporary Amperex Technology Co. Ltd., Class A	91,508
2,862	CSPC Innovation Pharmaceutical Co. Ltd., Class A	14,771
10,300	ENN Energy Holdings Ltd.	80,144
19,974	Fuyao Glass Industry Group Co. Ltd., Series H(a)	100,634
20,000	Guangdong Investment Ltd.	8,568
6,800	Hang Zhou Great Star Industrial Co. Ltd., Class A	23,032
10,200	Hexing Electrical Co. Ltd., Class A	50,890
6,660	Hygeia Healthcare Holdings Co. Ltd.(a)	27,181
14,954	Innovent Biologics, Inc.*,(a)	72,153
82,318	Jiangsu Zhongtian Technology Co. Ltd., Class A	160,288
5,102	Kanzhun Ltd., ADR	89,438
4,751	KE Holdings, Inc., ADR	65,231
200	Kweichow Moutai Co. Ltd., Class A	47,144
200	Li Auto, Inc., ADR*	6,056
1,700	Li Auto, Inc., Class A*	25,814
15,100	Luxshare Precision Industry Co. Ltd., Class A	62,182
18,790	Meituan, Class B*,(a)	231,946
13,600	NetEase, Inc.	281,814
28,152	New Horizon Health Ltd.*,(a)	51,242
1,673	New Oriental Education & Technology Group, Inc.*	14,622
1,100	New Oriental Education & Technology Group, Inc., ADR*	95,502
531	PDD Holdings, Inc. , ADR*	61,729
23,112	Ping An Insurance Group Co. of China Ltd., Series H	98,126
2,040	Shenyang Xingqi Pharmaceutical Co. Ltd., Class A	60,774
6,224	Shenzhen Inovance Technology Co. Ltd., Class A	51,888
5,933	Shenzhou International Group Holdings Ltd.	56,324
8,950	Sunresin New Materials Co. Ltd., Class A	55,329
10,946	Tencent Holdings Ltd.	426,346
1,172	Trip.com Group Ltd.*	51,968
17,700	Yifeng Pharmacy Chain Co. Ltd., Class A	96,333
41,704	Zijin Mining Group Co. Ltd., Class H	83,550
70,600	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	43,789

		3,514,158

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC China Equity Fund (cont.)

March 31, 2024

Shares		Value
Hong Kong — 1.24%
3,456	AIA Group Ltd.	$23,247
2,000	Techtronic Industries Co. Ltd.	27,176

		50,423

Korea — 3.47%
1,070	SK Hynix, Inc.	141,749

Macao — 0.74%
6,000	Galaxy Entertainment Group Ltd.	30,162

Taiwan — 5.52%
630	Alchip Technologies Ltd.	62,343
4,000	Taiwan Semiconductor Manufacturing Co. Ltd.	95,825
1,300	Voltronic Power Technology Corp.	67,050

		225,218

Thailand — 0.23%
50	Fabrinet*	9,451

Total Common Stocks		3,971,161

(Cost $4,063,211)

Total Investments		$3,971,161
(Cost $4,063,211)(b) — 97.31%

Other assets in excess of liabilities — 2.69%		109,944

NET ASSETS — 100.00%		$4,081,105

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depositary Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC China Equity Fund (cont.)

March 31, 2024

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Consumer Discretionary	27.36%
Communication Services	19.55%
Industrials	12.73%
Information Technology	10.35%
Health Care	7.22%
Financials	6.82%
Real Estate	4.19%
Consumer Staples	3.51%
Materials	3.41%
Utilities	2.17%
Other*	2.69%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2024

	RBC Emerging Markets Equity Fund	RBC Emerging Markets ex-China Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $2,822,216,109 and $42,642,817, respectively)	$2,826,078,279	$49,374,896
Affiliated investments (cost $20,914,210 and $882,533, respectively)	20,914,210	882,533
Foreign currency, at value (cost $527,321 and $0, respectively)	524,434	—
Interest and dividend receivable	8,100,693	178,248
Receivable from advisor	—	9,439
Receivable for capital shares issued	61,062,785	—
Receivable for investments sold	9,285,404	—
Prepaid expenses and other assets	46,536	851

Total Assets	2,926,012,341	50,445,967

Liabilities:
Foreign currency overdraft, at value (cost $0 and $17, respectively)	—	16
Current tax payable	12,782,488	145,586
Professional fees payable	21,876	—
Distributions payable	3	—
Payable for capital shares redeemed	15,860,840	—
Payable for investments purchased	6,564,745	—
Accrued expenses and other payables:
Investment advisory fees	1,536,264	—
Accounting fees	29,752	26,768
Audit fees	51,839	38,847
Trustees’ fees	5,997	30
Distribution fees	68,382	1,752
Custodian fees	131,693	5,329
Shareholder reports	78,910	3,373
Transfer agent fees	570,597	4,662
Other	13,792	35,656

Total Liabilities	37,717,178	262,019

Net Assets	$2,888,295,163	$50,183,948

Net Assets Consists of:
Capital	$2,940,488,468	$42,904,785
Accumulated earnings	(52,193,305)	7,279,163

Net Assets	$2,888,295,163	$50,183,948

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC Emerging Markets Equity Fund	RBC Emerging Markets ex-China Equity Fund
Net Assets
Class A	$125,840,540	$617,452
Class I	2,496,783,772	48,327,630
Class R6	265,670,851	1,238,866

Total	$2,888,295,163	$50,183,948

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	10,131,656	50,940
Class I	197,777,756	3,982,426
Class R6	20,939,274	102,116

Total	228,848,686	4,135,482

Net Asset Values and Redemption Prices Per Share:
Class A	$12.42	$12.12

Class I	$12.62	$12.14

Class R6	$12.69	$12.13

Maximum Offering Price Per Share:
Class A	$13.18	$12.86

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC Emerging Markets Value Equity Fund	RBC Global Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $63,148,019 and $417,638,406, respectively)	$65,775,103	$481,889,260
Affiliated investments (cost $4,220 and $12,420,270, respectively)	4,220	12,420,270
Foreign currency, at value (cost $4,028 and $88,454, respectively)	4,028	88,132
Interest and dividend receivable	291,479	1,108,468
Receivable for capital shares issued	64	99,665
Receivable for investments sold	—	1,815,410
Prepaid expenses and other assets	30,304	20,016

Total Assets	66,105,198	497,441,221

Liabilities:
Current tax payable	281,926	3,029
Professional fees payable	6,576	2,338
Payable for capital shares redeemed	52	37,712
Payable for investments purchased	94,666	1,856,450
Accrued expenses and other payables:
Investment advisory fees	77,167	264,044
Accounting fees	7,707	11,170
Audit fees	39,047	41,409
Trustees’ fees	250	1,581
Distribution fees	45	132
Custodian fees	11,600	8,140
Shareholder reports	4,006	9,084
Transfer agent fees	5,808	44,838
Other	10,009	15,150

Total Liabilities	538,859	2,295,077

Net Assets	$65,566,339	$495,146,144

Net Assets Consists of:
Capital	$74,400,936	$506,139,322
Accumulated earnings	(8,834,597)	(10,993,178)

Net Assets	$65,566,339	$495,146,144

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC Emerging Markets Value Equity Fund	RBC Global Opportunities Fund
Net Assets
Class A	$15,647	$45,059
Class I	62,755,652	368,058,482
Class R6	2,795,040	127,042,603

Total	$65,566,339	$495,146,144

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,905	2,319
Class I	7,630,604	18,907,708
Class R6	354,895	6,504,441

Total	7,987,404	25,414,468

Net Asset Values and Redemption Prices Per Share:
Class A	$8.21	$19.43

Class I	$8.22	$19.47

Class R6	$7.88	$19.53

Maximum Offering Price Per Share:
Class A	$8.71	$20.62

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC Global Equity Leaders Fund	RBC International Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $4,108,388 and $80,107,913, respectively)	$4,894,993	$84,222,622
Affiliated investments (cost $79,175 and $1,312,424, respectively)	79,175	1,312,424
Foreign currency, at value (cost $1,369 and $142,346, respectively)	1,364	142,242
Interest and dividend receivable	7,214	822,003
Receivable from advisor	21,203	—
Receivable for capital shares issued	—	1,920
Receivable for investments sold	19,069	—
Prepaid expenses and other assets	11,227	16,405

Total Assets	5,034,245	86,517,616

Liabilities:
Current tax payable	—	61,868
Professional fees payable	2,338	6,576
Payable for capital shares redeemed	—	222,075
Payable for investments purchased	18,897	—
Accrued expenses and other payables:
Investment advisory fees	—	44,333
Accounting fees	7,208	7,900
Audit fees	38,665	39,472
Trustees’ fees	9	504
Distribution fees	4,818	205
Custodian fees	2,015	15,510
Shareholder reports	3,065	4,616
Transfer agent fees	1,758	14,146
Other	3,351	8,006

Total Liabilities	82,124	425,211

Net Assets	$4,952,121	$86,092,405

Net Assets Consists of:
Capital	$5,063,348	$93,355,006
Accumulated earnings	(111,227)	(7,262,601)

Net Assets	$4,952,121	$86,092,405

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC Global Equity Leaders Fund	RBC International Opportunities Fund
Net Assets
Class A	$985,662	$636,907
Class I	2,973,992	85,317,695
Class R6	992,467	137,803

Total	$4,952,121	$86,092,405

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	101,309	63,957
Class I	305,483	8,480,983
Class R6	101,932	13,589

Total	508,724	8,558,529

Net Asset Values and Redemption Prices Per Share:
Class A	$9.73	$9.96

Class I	$9.74	$10.06

Class R6	$9.74	$10.14

Maximum Offering Price Per Share:
Class A	$10.32	$10.57

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC International Equity Fund	RBC International Small Cap Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $19,718,446 and $4,790,598, respectively)	$23,746,161	$5,484,160
Affiliated investments (cost $512,570 and $104,826, respectively)	512,570	104,826
Foreign currency, at value (cost $30,147 and $1,248, respectively)	30,123	1,245
Interest and dividend receivable	105,839	18,852
Receivable from advisor	15,038	32,978
Receivable for investments sold	96,521	101,021
Prepaid expenses and other assets	—	841

Total Assets	24,506,252	5,743,923

Liabilities:
Current tax payable	—	17,680
Professional fees payable	—	6,577
Payable for investments purchased	—	19,457
Accrued expenses and other payables:
Accounting fees	26,671	26,556
Audit fees	38,767	38,671
Trustees’ fees	12	3
Distribution fees	3,456	1,634
Custodian fees	2,077	7,516
Shareholder reports	3,223	3,063
Transfer agent fees	1,759	1,759
Other	40,291	43,671

Total Liabilities	116,256	166,587

Net Assets	$24,389,996	$5,577,336

Net Assets Consists of:
Capital	$20,399,297	$5,034,505
Accumulated earnings	3,990,699	542,831

Net Assets	$24,389,996	$5,577,336

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC International Equity Fund	RBC International Small Cap Equity Fund
Net Assets
Class A	$1,226,159	$556,045
Class I	21,334,027	3,904,889
Class R6	1,829,810	1,116,402

Total	$24,389,996	$5,577,336

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	102,491	50,238
Class I	1,781,697	352,520
Class R6	152,789	100,769

Total	2,036,977	503,527

Net Asset Values and Redemption Prices Per Share:
Class A	$11.96	$11.07

Class I	$11.97	$11.08

Class R6	$11.98	$11.08

Maximum Offering Price Per Share:
Class A	$12.69	$11.75

Maximum Sales Charge - Class A	5.75%	5.75%

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

RBC China Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $4,063,211)	$3,971,161
Cash	103,842
Interest and dividend receivable	823
Receivable from advisor	20,400
Prepaid expenses and other assets	49,418

Total Assets	4,145,644

Liabilities:
Foreign currency overdraft, at value (cost $25)	26
Professional fees payable	2,338
Accrued expenses and other payables:
Accounting fees	5,779
Audit fees	38,669
Trustees’ fees	20
Distribution fees	2,182
Custodian fees	4,076
Shareholder reports	3,029
Transfer agent fees	1,755
Other	6,665

Total Liabilities	64,539

Net Assets	$4,081,105

Net Assets Consists of:
Capital	$5,081,730
Accumulated earnings	(1,000,625)

Net Assets	$4,081,105

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

RBC China Equity Fund
Net Assets
Class A	$406,227
Class I	2,857,613
Class R6	817,265

Total	$4,081,105

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	50,899
Class I	357,961
Class R6	102,369

Total	511,229

Net Asset Values and Redemption Prices Per Share:
Class A	$7.98

Class I	$7.98

Class R6	$7.98

Maximum Offering Price Per Share:
Class A	$8.47

Maximum Sales Charge - Class A	5.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2024

	RBC Emerging Markets Equity Fund	RBC Emerging Markets ex-China Equity Fund
Investment Income:
Dividend income - unaffiliated	$59,862,099	$912,296
Dividend income - affiliated	1,481,147	35,975
Foreign tax withholding	(8,307,687)	(152,546)

Total Investment Income	53,035,559	795,725
Expenses:
Investment advisory fees	19,335,924	302,289
Distribution fees–Class A	307,741	1,390
Accounting fees	202,884	56,813
Audit fees	48,685	38,783
Custodian fees	938,994	32,939
Insurance fees	6,009	2,543
Legal fees	138,010	13,164
Registrations and filing fees	130,144	77,721
Shareholder reports	381,353	34,902
Transfer agent fees–Class A	1,199,798	3,514
Transfer agent fees–Class I	2,348,776	34,835
Transfer agent fees–Class R6	4,130	3,513
Trustees’ fees and expenses	59,440	1,348
Tax expense	—	8,612
Offering fees	—	74,305
Other fees	57,398	6,887

Total expenses before fee waiver/reimbursement	25,159,286	693,558
Expenses waived/reimbursed by:
Advisor	(3,627,650)	(360,840)

Net expenses	21,531,636	332,718

Net Investment Income	31,503,923	463,007

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	47,782,463	1,028,718
Foreign currency transactions	(1,718,352)	(53,433)
Foreign tax	(3,003,770)	(4,342)

Net realized gains	43,060,341	970,943
Net change in unrealized appreciation/(depreciation) on:
Investments	98,291,838	5,321,220
Foreign currency	(16,972)	(1,684)
Foreign tax	(4,590,028)	(145,586)

Net unrealized gains	93,684,838	5,173,950

Change in net assets resulting from operations	$168,249,102	$6,607,900

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2024

	RBC Emerging Markets Value Equity Fund	RBC Global Opportunities Fund
Investment Income:
Interest income	$—	$428
Dividend income - unaffiliated	2,232,542	7,830,451
Dividend income - affiliated	20,371	203,957
Foreign tax withholding	(272,633)	(732,666)

Total Investment Income	1,980,280	7,302,170
Expenses:
Investment advisory fees	524,272	3,079,466
Distribution fees–Class A	36	108
Accounting fees	70,412	77,091
Audit fees	32,147	40,211
Custodian fees	52,194	63,543
Insurance fees	3,428	3,428
Legal fees	4,958	35,381
Registrations and filing fees	70,746	82,658
Shareholder reports	28,180	45,420
Transfer agent fees–Class A	4,429	3,253
Transfer agent fees–Class I	70,330	297,306
Transfer agent fees–Class R6	3,517	4,518
Trustees’ fees and expenses	1,571	11,197
Tax expense	—	3,419
Other fees	12,222	24,740

Total expenses before fee waiver/reimbursement	878,442	3,771,739
Expenses waived/reimbursed by:
Advisor	(251,511)	(282,462)

Net expenses	626,931	3,489,277

Net Investment Income	1,353,349	3,812,893

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(4,935,246)	(36,382,681)
Foreign currency transactions	(126,727)	(390,356)
Foreign tax	(78,489)	—

Net realized losses	(5,140,462)	(36,773,037)
Net change in unrealized appreciation/(depreciation) on:
Investments	10,629,559	104,067,476
Foreign currency	7,029	2,594
Foreign tax	(168,630)	(3,029)

Net unrealized gains	10,467,958	104,067,041

Change in net assets resulting from operations	$6,680,845	$71,106,897

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2024

	RBC Global Equity Leaders Fund	RBC International Opportunities Fund
Investment Income:
Dividend income - unaffiliated	$74,824	$3,070,361
Dividend income - affiliated	2,423	43,153
Foreign tax withholding	(6,420)	(359,361)

Total Investment Income	70,827	2,754,153
Expenses:
Investment advisory fees	28,079	753,849
Distribution fees–Class A	2,152	2,963
Accounting fees	47,725	60,109
Audit fees	43,324	36,337
Custodian fees	10,479	61,368
Insurance fees	3,427	3,427
Legal fees	242	6,121
Registrations and filing fees	77,738	84,401
Shareholder reports	24,649	30,468
Transfer agent fees–Class A	3,516	5,012
Transfer agent fees–Class I	3,517	90,241
Transfer agent fees–Class R6	3,517	3,586
Trustees’ fees and expenses	104	2,178
Tax expense	5,294	2,484
Other fees	3,430	34,715

Total expenses before fee waiver/reimbursement	257,193	1,177,259
Expenses waived/reimbursed by:
Advisor	(223,063)	(286,601)

Net expenses	34,130	890,658

Net Investment Income	36,697	1,863,495

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(467,896)	(9,214,840)
Foreign currency transactions	(2,633)	(248,541)
Foreign tax	—	(3,413)

Net realized losses	(470,529)	(9,466,794)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,298,835	7,236,544
Foreign currency	10	(9,658)
Foreign tax	—	(61,868)

Net unrealized gains	1,298,845	7,165,018

Change in net assets resulting from operations	$865,013	$(438,281)

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2024

	RBC International Equity Fund	RBC International Small Cap Equity Fund
Investment Income:
Dividend income - unaffiliated	$616,084	$130,393
Dividend income - affiliated	16,632	6,225
Foreign tax withholding	(64,020)	(18,401)

Total Investment Income	568,696	118,217
Expenses:
Investment advisory fees	150,000	45,171
Distribution fees–Class A	2,713	1,266
Accounting fees	68,044	65,429
Audit fees	38,631	38,439
Custodian fees	3,631	7,887
Insurance fees	2,543	2,543
Legal fees	17,443	4,279
Registrations and filing fees	76,101	76,100
Shareholder reports	32,596	35,828
Transfer agent fees–Class A	3,513	3,513
Transfer agent fees–Class I	3,514	3,514
Transfer agent fees–Class R6	3,514	3,514
Trustees’ fees and expenses	749	110
Tax expense	5,852	12,346
Offering fees	74,137	74,137
Other fees	6,432	6,252

Total expenses before fee waiver/reimbursement	489,413	380,328
Expenses waived/reimbursed by:
Advisor	(316,324)	(329,532)

Net expenses	173,089	50,796

Net Investment Income	395,607	67,421

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(27,497)	(153,764)
Foreign currency transactions	(13,699)	(8,567)
Foreign tax	—	(1,787)

Net realized losses	(41,196)	(164,118)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,131,932	562,558
Foreign currency	(1,350)	(353)
Foreign tax	—	(17,560)

Net unrealized gains	3,130,582	544,645

Change in net assets resulting from operations	$3,484,993	$447,948

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2024

RBC China Equity Fund
Investment Income:
Interest income	$1,558
Dividend income	73,577
Foreign tax withholding	(4,239)

Total Investment Income	70,896
Expenses:
Investment advisory fees	33,615
Distribution fees–Class A	1,047
Accounting fees	66,522
Audit fees	38,699
Custodian fees	27,993
Insurance fees	3,427
Legal fees	4,947
Registrations and filing fees	52,002
Shareholder reports	25,665
Transfer agent fees–Class A	3,520
Transfer agent fees–Class I	3,504
Transfer agent fees–Class R6	3,520
Trustees’ fees and expenses	98
Tax expense	6,076
Offering fees	7,436
Other fees	4,964

Total expenses before fee waiver/reimbursement Expenses waived/reimbursed by:	283,035
Advisor	(238,289)

Net expenses	44,746

Net Investment Income	26,150

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(444,491)
Foreign currency transactions	(6,318)

Net realized losses	(450,809)
Net change in unrealized depreciation on:
Investments	(219,347)
Foreign currency	(18)

Net unrealized losses	(219,365)

Change in net assets resulting from operations	$(644,024)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$31,503,923	$37,748,738
Net realized gains/(losses) from investments and foreign currency	43,060,341	(49,269,753)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	93,684,838	(145,367,457)

Change in net assets resulting from operations	168,249,102	(156,888,472)

Distributions to Shareholders:
Class A	(1,710,440)	(977,762)
Class I	(36,260,758)	(22,625,012)
Class R6	(3,349,018)	(2,923,824)

Change in net assets resulting from shareholder distributions	(41,320,216)	(26,526,598)

Capital Transactions:
Proceeds from shares issued	1,005,736,583	659,865,763
Distributions reinvested	35,454,193	23,706,699
Cost of shares redeemed	(400,059,663)	(1,036,626,850)

Change in net assets resulting from capital transactions	641,131,113	(353,054,388)

Net increase/(decrease) in net assets	768,059,999	(536,469,458)
Net Assets:
Beginning of year	2,120,235,164	2,656,704,622

End of year	$2,888,295,163	$2,120,235,164

Share Transactions:
Issued	82,726,497	57,942,703
Reinvested	2,921,162	2,081,272
Redeemed	(32,892,541)	(92,509,478)

Change in shares resulting from capital transactions	52,755,118	(32,485,503)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets ex-China Equity Fund

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$463,007	$82,112
Net realized gains/(losses) from investments and foreign currency	970,943	(25,702)
Net change in unrealized appreciation on investments and foreign currency	5,173,950	1,410,369

Change in net assets resulting from operations	6,607,900	1,466,779

Distributions to Shareholders:
Class A	(10,671)	—
Class I	(770,425)	—
Class R6	(24,019)	—

Change in net assets resulting from shareholder distributions	(805,115)	—

Capital Transactions:
Proceeds from shares issued	10,189,491	32,415,115
Distributions reinvested	778,115	—
Cost of shares redeemed	(468,337)	—

Change in net assets resulting from capital transactions	10,499,269	32,415,115

Net increase in net assets	16,302,054	33,881,894
Net Assets:
Beginning of year	33,881,894	—

End of year	$50,183,948	$33,881,894

Share Transactions:
Issued	853,713	3,254,547
Reinvested	68,556	—
Redeemed	(41,334)	—

Change in shares resulting from capital transactions	880,935	3,254,547

(a)For the period from December 15, 2022 (commencement of operations) through March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Value Equity Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$1,353,349	$1,870,819
Net realized losses from investments and foreign currency	(5,140,462)	(4,969,250)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	10,467,958	(949,243)

Change in net assets resulting from operations	6,680,845	(4,047,674)

Distributions to Shareholders:
Class A	(539)	(614)
Class I	(2,454,615)	(4,205,317)
Class R6	(107,997)	(164,015)

Change in net assets resulting from shareholder distributions	(2,563,151)	(4,369,946)

Capital Transactions:
Proceeds from shares issued	12,750,210	18,578,022
Distributions reinvested	2,562,721	4,168,652
Cost of shares redeemed	(20,505,087)	(23,236,066)

Change in net assets resulting from capital transactions	(5,192,156)	(489,392)

Net decrease in net assets	(1,074,462)	(8,907,012)
Net Assets:
Beginning of year	66,640,801	75,547,813

End of year	$65,566,339	$66,640,801

Share Transactions:
Issued	1,633,491	2,464,598
Reinvested	339,167	565,799
Redeemed	(2,618,828)	(2,987,061)

Change in shares resulting from capital transactions	(646,170)	43,336

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Opportunities Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$3,812,893	$3,340,565
Net realized losses from investments and foreign currency	(36,773,037)	(33,855,142)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	104,067,041	(38,594,350)

Change in net assets resulting from operations	71,106,897	(69,108,927)

Distributions to Shareholders:
Class A	(237)	(5)
Class I	(2,583,817)	(759,651)
Class R6	(1,027,909)	(546,878)

Change in net assets resulting from shareholder distributions	(3,611,963)	(1,306,534)

Capital Transactions:
Proceeds from shares issued	58,671,665	109,866,252
Distributions reinvested	3,279,711	1,017,623
Cost of shares redeemed	(101,548,774)	(150,203,075)

Change in net assets resulting from capital transactions	(39,597,398)	(39,319,200)

Net increase/(decrease) in net assets	27,897,536	(109,734,661)
Net Assets:
Beginning of year	467,248,608	576,983,269

End of year	$495,146,144	$467,248,608

Share Transactions:
Issued	3,443,002	6,544,970
Reinvested	187,754	61,557
Redeemed	(5,862,855)	(9,111,454)

Change in shares resulting from capital transactions	(2,232,099)	(2,504,927)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Equity Leaders Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$36,697	$33,892
Net realized losses from investments and foreign currency	(470,529)	(241,111)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	1,298,845	(224,450)

Change in net assets resulting from operations	865,013	(431,669)

Distributions to Shareholders:
Class A	(5,846)	(4,991)
Class I	(23,923)	(21,414)
Class R6	(8,403)	(7,568)

Change in net assets resulting from shareholder distributions	(38,172)	(33,973)

Capital Transactions:
Proceeds from shares issued	—	—
Distributions reinvested	38,173	33,973
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	38,173	33,973

Net increase/(decrease) in net assets	865,014	(431,669)
Net Assets:
Beginning of year	4,087,107	4,518,776

End of year	$4,952,121	$4,087,107

Share Transactions:
Issued	—	—
Reinvested	4,413	4,311
Redeemed	—	—

Change in shares resulting from capital transactions	4,413	4,311

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Opportunities Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$1,863,495	$2,379,358
Net realized gains/(losses) from investments and foreign currency	(9,466,794)	5,523,054
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	7,165,018	(24,122,110)

Change in net assets resulting from operations	(438,281)	(16,219,698)

Distributions to Shareholders:
Class A	(8,179)	(6,886)
Class I	(1,168,495)	(6,433,994)
Class R6	(2,537)	(240,898)

Change in net assets resulting from shareholder distributions	(1,179,211)	(6,681,778)

Capital Transactions:
Proceeds from shares issued	16,272,050	68,352,360
Distributions reinvested	748,275	4,853,068
Cost of shares redeemed	(64,721,044)	(93,146,243)

Change in net assets resulting from capital transactions	(47,700,719)	(19,940,815)

Net decrease in net assets	(49,318,211)	(42,842,291)
Net Assets:
Beginning of year	135,410,616	178,252,907

End of year	$86,092,405	$135,410,616

Share Transactions:
Issued	1,661,002	6,838,330
Reinvested	77,789	497,530
Redeemed	(6,554,028)	(9,304,282)

Change in shares resulting from capital transactions	(4,815,237)	(1,968,422)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Equity Fund

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$395,607	$121,197
Net realized losses from investments and foreign currency	(41,196)	(123,503)
Net change in unrealized appreciation on investments and foreign currency	3,130,582	896,317

Change in net assets resulting from operations	3,484,993	894,011

Distributions to Shareholders:
Class A	(17,201)	—
Class I	(347,078)	—
Class R6	(30,540)	—

Change in net assets resulting from shareholder distributions	(394,819)	—

Capital Transactions:
Proceeds from shares issued	10,992	20,000,000
Distributions reinvested	394,819	—
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	405,811	20,000,000

Net increase in net assets	3,495,985	20,894,011
Net Assets:
Beginning of year	20,894,011	—

End of year	$24,389,996	$20,894,011

Share Transactions:
Issued	919	2,000,000
Reinvested	36,058	—
Redeemed	—	—

Change in shares resulting from capital transactions	36,977	2,000,000

(a)For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Small Cap Equity Fund

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$67,421	$5,301
Net realized losses from investments and foreign currency	(164,118)	(6,913)
Net change in unrealized appreciation on investments and foreign currency	544,645	131,000

Change in net assets resulting from operations	447,948	129,388

Distributions to Shareholders:
Class A	(2,481)	—
Class I	(26,334)	—
Class R6	(8,037)	—

Change in net assets resulting from shareholder distributions	(36,852)	—

Capital Transactions:
Proceeds from shares issued	—	5,000,000
Distributions reinvested	36,852	—
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	36,852	5,000,000

Net increase in net assets	447,948	5,129,388
Net Assets:
Beginning of year	5,129,388	—

End of year	$5,577,336	$5,129,388

Share Transactions:
Issued	—	500,000
Reinvested	3,527	—
Redeemed	—	—

Change in shares resulting from capital transactions	3,527	500,000

(a)For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC China Equity Fund

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
From Investment Activities
Operations:
Net investment income	$26,150	$52,043
Net realized losses from investments and foreign currency	(450,809)	(454,211)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(219,365)	127,297

Change in net assets resulting from operations	(644,024)	(274,871)

Distributions to Shareholders:
Class A	(3,812)	(3,788)
Class I	(34,635)	(32,480)
Class R6	(10,352)	(9,618)

Change in net assets resulting from shareholder distributions	(48,799)	(45,886)

Capital Transactions:
Proceeds from shares issued	—	5,000,000
Distributions reinvested	48,799	45,886
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	48,799	5,045,886

Net increase/(decrease) in net assets	(644,024)	4,725,129
Net Assets:
Beginning of year	4,725,129	—

End of year	$4,081,105	$4,725,129

Share Transactions:
Issued	—	500,000
Reinvested	6,153	5,076
Redeemed	—	—

Change in shares resulting from capital transactions	6,153	505,076

(a) For the period from April 11, 2022 (commencement of operations) through March 31, 2023.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$ 11.85	0.13	0.61	—	0.74	(0.17)	—	(0.17)	$ 12.42
Year Ended 3/31/23	12.52	0.18	(0.76)	—	(0.58)	(0.09)	—	(0.09)	11.85
Year Ended 3/31/22	14.64	0.11	(1.88)	—(b)	(1.77)	(0.15)	(0.20)	(0.35)	12.52
Year Ended 3/31/21	9.50	—(b)	5.25	—(b)	5.25	(0.11)	—	(0.11)	14.64
Year Ended 3/31/20	11.82	0.38(c)	(2.33)	—	(1.95)	(0.36)	(0.01)	(0.37)	9.50
Class I
Year Ended 3/31/24	$ 12.04	0.16	0.62	—	0.78	(0.20)	—	(0.20)	$ 12.62
Year Ended 3/31/23	12.76	0.20	(0.77)	—	(0.57)	(0.15)	—	(0.15)	12.04
Year Ended 3/31/22	14.91	0.14	(1.91)	—(b)	(1.77)	(0.18)	(0.20)	(0.38)	12.76
Year Ended 3/31/21	9.67	0.07	5.32	—(b)	5.39	(0.15)	—	(0.15)	14.91
Year Ended 3/31/20	12.01	0.44(c)	(2.39)	—	(1.95)	(0.38)	(0.01)	(0.39)	9.67
Class R6
Year Ended 3/31/24	$ 12.10	0.17	0.62	—	0.79	(0.20)	—	(0.20)	$ 12.69
Year Ended 3/31/23	12.82	0.20	(0.77)	—	(0.57)	(0.15)	—	(0.15)	12.10
Year Ended 3/31/22	14.98	0.15	(1.93)	—	(1.78)	(0.18)	(0.20)	(0.38)	12.82
Year Ended 3/31/21	9.72	0.07	5.34	—	5.41	(0.15)	—	(0.15)	14.98
Year Ended 3/31/20	12.07	0.38(c)	(2.34)	—	(1.96)	(0.38)	(0.01)	(0.39)	9.72

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/24	6.29%	$125,841	1.13%(c)	1.11%	2.11%	34%
Year Ended 3/31/23	(4.57)%	124,373	1.13%	1.56%	1.82%	19%
Year Ended 3/31/22	(12.17)%	297,037	1.13%	0.77%	1.68%	14%
Year Ended 3/31/21	55.33%	287,862	1.13%	0.00%	1.45%	15%
Year Ended 3/31/20	(17.22)%	19,435	1.13%	3.19%(d)	1.36%	20%
Class I
Year Ended 3/31/24	6.54%	$2,496,784	0.88%(c)	1.30%	1.00%	34%
Year Ended 3/31/23	(4.38)%	1,751,023	0.88%	1.73%	1.03%	19%
Year Ended 3/31/22	(11.97)%	2,111,110	0.88%	1.01%	0.99%	14%
Year Ended 3/31/21	55.77%	2,069,695	0.88%	0.57%	0.99%	15%
Year Ended 3/31/20	(16.97)%	1,047,077	0.88%	3.65%(d)	1.02%	20%
Class R6
Year Ended 3/31/24	6.59%	$265,671	0.88%(c)	1.40%	0.88%	34%
Year Ended 3/31/23	(4.36)%	244,839	0.88%	1.70%	0.90%	19%
Year Ended 3/31/22	(11.99)%	248,557	0.88%	1.05%	0.88%	14%
Year Ended 3/31/21	55.70%	305,553	0.88%	0.58%	0.88%	15%
Year Ended 3/31/20	(16.97)%	146,156	0.88%	3.20%(d)	0.91%	20%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets ex-China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$ 10.40	0.11	1.82	1.93	(0.07)	(0.14)	(0.21)	$ 12.12
Period Ended 3/31/23(b)	10.00	0.03	0.37	0.40	—	—	—	10.40
Class I
Year Ended 3/31/24	$ 10.41	0.14	1.83	1.97	(0.10)	(0.14)	(0.24)	$ 12.14
Period Ended 3/31/23(b)	10.00	0.03	0.38	0.41	—	—	—	10.41
Class R6
Year Ended 3/31/24	$ 10.41	0.13	1.83	1.96	(0.10)	(0.14)	(0.24)	$ 12.13
Period Ended 3/31/23(b)	10.00	0.04	0.37	0.41	—	—	—	10.41

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 15, 2022 (commencement of operations) through March 31, 2023.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets ex-China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Year Ended 3/31/24	18.73%	$ 617	1.13%	0.96%	2.60%	38%
Period Ended 3/31/23(b)	4.00%(c)	520	1.13%(d)	1.06%(d)	4.27%(d)	2%
Class I
Year Ended 3/31/24	19.07%	$48,328	0.88%	1.23%	1.82%	38%
Period Ended 3/31/23(b)	4.10%(c)	32,321	0.88%(d)	0.94%(d)	2.22%(d)	2%
Class R6
Year Ended 3/31/24	18.99%	$ 1,239	0.88%	1.21%	2.03%	38%
Period Ended 3/31/23(b)	4.10%(c)	1,041	0.88%(d)	1.31%(d)	3.10%(d)	2%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 15, 2022 (commencement of operations) through March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$ 7.72	0.14	0.64	0.78	(0.29)	—	(0.29)	$ 8.21
Period Ended 3/31/23(b)	8.62	0.12	(0.50)	(0.38)	—	(0.52)	(0.52)	7.72
Class I
Year Ended 3/31/24	$ 7.73	0.16	0.65	0.81	(0.32)	—	(0.32)	$ 8.22
Year Ended 3/31/23	8.81	0.22	(0.78)	(0.56)	—	(0.52)	(0.52)	7.73
Year Ended 3/31/22	11.22	0.15	(1.30)	(1.15)	(0.18)	(1.08)	(1.26)	8.81
Year Ended 3/31/21	6.42	0.08	4.76	4.84	(0.03)	(0.01)	(0.04)	11.22
Year Ended 3/31/20	8.74	0.33(c)	(2.31)	(1.98)	(0.34)	—	(0.34)	6.42
Class R6
Year Ended 3/31/24	$ 7.41	0.16	0.63	0.79	(0.32)	—	(0.32)	$ 7.88
Year Ended 3/31/23	8.46	0.22	(0.75)	(0.53)	—	(0.52)	(0.52)	7.41
Year Ended 3/31/22	10.90	0.19	(1.29)	(1.10)	(0.26)	(1.08)	(1.34)	8.46
Year Ended 3/31/21	6.42	0.12	4.68	4.80	(0.31)	(0.01)	(0.32)	10.90
Year Ended 3/31/20	8.74	0.34(c)	(2.31)	(1.97)	(0.35)	—	(0.35)	6.42

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from April 19, 2022 (commencement of operations) through March 31, 2023.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/24	10.47%	$ 16	1.21%(b)	1.79%	32.28%	44%
Period Ended 3/31/23(c)	(4.16)%(d)	14	1.20%(e)	1.67%(e)	19.67%(e)	44%
Class I
Year Ended 3/31/24	10.78%	$62,756	0.96%(b)	2.06%	1.33%	44%
Year Ended 3/31/23	(6.10)%	64,106	0.95%	2.86%	1.57%	44%
Year Ended 3/31/22	(10.95)%	72,867	0.95%	1.43%	1.41%	67%
Year Ended 3/31/21	75.61%	40,956	0.95%	0.79%	1.97%	68%
Year Ended 3/31/20	(23.71)%	1,762	0.95%	3.91%(f)	6.68%	71%
Class R6
Year Ended 3/31/24	11.00%	$ 2,795	0.89%(b)	2.12%	1.35%	44%
Year Ended 3/31/23	(6.01)%	2,520	0.88%	2.93%	1.62%	44%
Year Ended 3/31/22	(10.84)%	2,681	0.88%	1.74%	1.33%	67%
Year Ended 3/31/21	75.44%	3,006	0.88%	1.36%	3.37%	68%
Year Ended 3/31/20	(23.58)%	1,712	0.88%	3.99%(f)	6.67%	71%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	Ratios include line of credit interest expense of 0.01%.

(c)	For period from April 19, 2022 (commencement of operations) through March 31, 2023.

(d)	Not annualized.

(e)	Annualized.

(f)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$16.86	0.09		2.58	—		2.67	(0.10)	—	(0.10)	$19.43
Year Ended 3/31/23	19.09	0.07		(2.30)	—		(2.23)	—(b )	—	—	16.86
Year Ended 3/31/22	19.39	—(b	)	0.64	—		0.64	(0.03)	(0.91)	(0.94)	19.09
Year Ended 3/31/21	12.28	(0.01)		7.51	—(b	)	7.50	—	(0.39)	(0.39)	19.39
Period Ended 3/31/20(c)	15.50	0.02		(3.24)	—		(3.22)	—	—	—	12.28
Class I
Year Ended 3/31/24	$16.88	0.14		2.58	—		2.72	(0.13)	—	(0.13)	$19.47
Year Ended 3/31/23	19.11	0.11		(2.30)	—		(2.19)	(0.04)	—	(0.04)	16.88
Year Ended 3/31/22	19.41	0.05		0.64	—		0.69	(0.08)	(0.91)	(0.99)	19.11
Year Ended 3/31/21	12.28	0.04		7.53	—		7.57	(0.05)	(0.39)	(0.44)	19.41
Year Ended 3/31/20	14.04	0.20(d	)	(1.53)	—		(1.33)	(0.16)	(0.27)	(0.43)	12.28
Class R6
Year Ended 3/31/24	$16.94	0.15		2.58	—		2.73	(0.14)	—	(0.14)	$19.53
Year Ended 3/31/23	19.17	0.12		(2.30)	—		(2.18)	(0.05)	—	(0.05)	16.94
Year Ended 3/31/22	19.47	0.06		0.63	—		0.69	(0.08)	(0.91)	(0.99)	19.17
Year Ended 3/31/21	12.30	0.06		7.52	—		7.58	(0.02)	(0.39)	(0.41)	19.47
Year Ended 3/31/20	14.08	0.16(d	)	(1.48)	—		(1.32)	(0.19)	(0.27)	(0.46)	12.30

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) through March 31, 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/24	15.88%	$ 45	1.00%(c)	0.54%	8.52%	43%
Year Ended 3/31/23	(11.66)%	20	1.00%	0.41%	20.49%	38%
Year Ended 3/31/22	2.86%	25	1.00%	(0.01)%	24.16%	44%
Year Ended 3/31/21	61.21%	13	1.02%(d)	(0.07)%	33.96%	62%
Period Ended 3/31/20(e)	(20.77)%(f)	8	1.11%(g)	0.82%(g)	1.64%(g)	23%
Class I
Year Ended 3/31/24	16.22%	$368,058	0.75%(c)	0.78%	0.82%	43%
Year Ended 3/31/23	(11.44)%	313,879	0.75%	0.66%	0.84%	38%
Year Ended 3/31/22	3.09%	330,052	0.75%	0.23%	0.81%	44%
Year Ended 3/31/21	61.74%	144,339	0.77%(d)	0.25%	0.99%	62%
Year Ended 3/31/20	(10.10)%	58,090	0.86%	1.35%(h)	1.25%	23%
Class R6
Year Ended 3/31/24	16.23%	$127,043	0.70%(c)	0.87%	0.73%	43%
Year Ended 3/31/23	(11.35)%	153,349	0.70%	0.73%	0.73%	38%
Year Ended 3/31/22	3.11%	246,907	0.70%	0.30%	0.72%	44%
Year Ended 3/31/21	61.76%	120,220	0.71%(d)	0.31%	0.90%	62%
Year Ended 3/31/20	(10.01)%	788	0.81%	1.19%(h)	5.44%	23%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

FINANCIAL HIGHLIGHTS
RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(d)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.00%, 0.75% and 0.70% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(e)	For the period from January 28, 2020 (commencement of operations) through March 31, 2020.

(f)	Not annualized.

(g)	Annualized.

(h)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC Global Equity Leaders Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$ 8.10	0.05	1.64	1.69	(0.06)	(0.06)	$9.73
Year Ended 3/31/23	9.03	0.05	(0.93)	(0.88)	(0.05)	(0.05)	8.10
Period Ended 3/31/22(b)	10.00	—(c)	(0.97)	(0.97)	—	—	9.03
Class I
Year Ended 3/31/24	$ 8.11	0.08	1.63	1.71	(0.08)	(0.08)	$9.74
Year Ended 3/31/23	9.04	0.07	(0.93)	(0.86)	(0.07)	(0.07)	8.11
Period Ended 3/31/22(b)	10.00	0.01	(0.97)	(0.96)	—	—	9.04
Class R6
Year Ended 3/31/24	$ 8.11	0.08	1.63	1.71	(0.08)	(0.08)	$9.74
Year Ended 3/31/23	9.04	0.08	(0.93)	(0.85)	(0.08)	(0.08)	8.11
Period Ended 3/31/22(b)	10.00	0.01	(0.97)	(0.96)	—	—	9.04

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 15, 2021 (commencement of operations) through March 31, 2022.

(c)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS
RBC Global Equity Leaders Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Year Ended 3/31/24	20.93%	$ 986	1.00%	0.64%	6.30%	47%
Year Ended 3/31/23	(9.73)%	815	1.00%	0.64%	7.76%	37%
Period Ended 3/31/22(c)	(9.70)%(d)	903	1.00%(e)	0.10%(e)	10.29%(e)	28%
Class I
Year Ended 3/31/24	21.20%	$2,974	0.75%	0.89%	5.78%	47%
Year Ended 3/31/23	(9.48)%	2,454	0.75%	0.89%	7.24%	37%
Period Ended 3/31/22(c)	(9.60)%(d)	2,712	0.75%(e)	0.36%(e)	9.32%(e)	28%
Class R6
Year Ended 3/31/24	21.25%	$ 992	0.70%	0.94%	6.05%	47%
Year Ended 3/31/23	(9.43)%	818	0.70%	0.94%	7.51%	37%
Period Ended 3/31/22(c)	(9.60)%(d)	904	0.70%(e)	0.41%(e)	10.04%(e)	28%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from December 15, 2021 (commencement of operations) through March 31, 2022.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC International Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$10.04	0.17	(0.13)	—	0.04	—	(0.12)	(0.12)	$ 9.96
Year Ended 3/31/23	11.56	0.14	(1.15)	—	(1.01)	—	(0.51)	(0.51)	10.04
Year Ended 3/31/22	12.92	0.04	(0.73)	—(b)	(0.69)	(0.31)	(0.36)	(0.67)	11.56
Year Ended 3/31/21	8.41	0.02	5.17	—	5.19	—	(0.68)	(0.68)	12.92
Period Ended 3/31/20(c)	11.03	0.02	(2.64)	—	(2.62)	—	—	—	8.41
Class I
Year Ended 3/31/24	$10.12	0.17	(0.11)	—	0.06	—	(0.12)	(0.12)	$10.06
Year Ended 3/31/23	11.62	0.17	(1.16)	—	(0.99)	—	(0.51)	(0.51)	10.12
Year Ended 3/31/22	12.97	0.09	(0.75)	—	(0.66)	(0.33)	(0.36)	(0.69)	11.62
Year Ended 3/31/21	8.41	0.07	5.29	—	5.36	(0.12)	(0.68)	(0.80)	12.97
Year Ended 3/31/20	10.27	0.29(d)	(1.70)	—	(1.41)	(0.31)	(0.14)	(0.45)	8.41
Class R6
Year Ended 3/31/24	$10.21	0.27	(0.22)	—	0.05	—	(0.12)	(0.12)	$10.14
Year Ended 3/31/23	11.70	0.18	(1.16)	—	(0.98)	—	(0.51)	(0.51)	10.21
Year Ended 3/31/22	13.05	0.08	(0.74)	—	(0.66)	(0.33)	(0.36)	(0.69)	11.70
Year Ended 3/31/21	8.46	0.08	5.32	—	5.40	(0.13)	(0.68)	(0.81)	13.05
Year Ended 3/31/20	10.33	0.29(d)	(1.70)	—	(1.41)	(0.32)	(0.14)	(0.46)	8.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from January 28, 2020 (commencement of operations) through March 31, 2020.

(d)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

FINANCIAL HIGHLIGHTS
RBC International Opportunities Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/24	0.49%	$637	1.08%(c)	1.75%	1.67%	37%
Year Ended 3/31/23	(8.55)%	140	1.05%	1.45%	4.98%	52%
Year Ended 3/31/22	(5.68)%	108	1.05%	0.29%	6.35%	37%
Year Ended 3/31/21	62.00%	22	1.10%(d)	0.15%	3.67%	37%
Period Ended 3/31/20(e)	(23.75)%(f)	8	1.14%(g)	1.42%(g)	1.38%(g)	45%
Class I
Year Ended 3/31/24	0.69%	$85,318	0.83%(c)	1.71%	1.09%	37%
Year Ended 3/31/23	(8.33)%	129,859	0.80%	1.71%	1.07%	52%
Year Ended 3/31/22	(5.45)%	172,283	0.80%	0.71%	0.98%	37%
Year Ended 3/31/21	63.90%	170,788	0.81%(d)	0.59%	1.11%	37%
Year Ended 3/31/20	(14.68)%	73,562	0.89%	2.76%(h)	1.21%	45%
Class R6
Year Ended 3/31/24	0.58%	$138	0.78%(c)	2.55%	1.12%	37%
Year Ended 3/31/23	(8.19)%	5,411	0.75%	1.79%	1.00%	52%
Year Ended 3/31/22	(5.47)%	5,862	0.75%	0.68%	1.03%	37%
Year Ended 3/31/21	64.15%	18	0.76%(d)	0.67%	24.83%	37%
Year Ended 3/31/20	(14.74)%	11	0.84%	2.74%(h)	28.05%	45%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Ratios include line of credit interest expense of 0.03%.

FINANCIAL HIGHLIGHTS
RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(d)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.05%, 0.80% and 0.75% of average daily net assets for Class A and Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2021.

(e)	For the period from January 28, 2020 (commencement of operations) through March 31, 2020.

(f)	Not annualized.

(g)	Annualized.

(h)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC International Equity Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$10.44	0.17	1.52	1.69	(0.17)	(0.17)	$11.96
Period Ended 3/31/23(b)	10.00	0.05	0.39	0.44	—	—	10.44
Class I
Year Ended 3/31/24	$10.45	0.20	1.52	1.72	(0.20)	(0.20)	$11.97
Period Ended 3/31/23(b)	10.00	0.06	0.39	0.45	—	—	10.45
Class R6
Year Ended 3/31/24	$10.45	0.20	1.53	1.73	(0.20)	(0.20)	$11.98
Period Ended 3/31/23(b)	10.00	0.06	0.39	0.45	—	—	10.45

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

FINANCIAL HIGHLIGHTS
RBC International Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Year Ended 3/31/24	16.36%	$ 1,226	1.04%	1.58%	2.76%	17%
Period Ended 3/31/23(b)	4.40%(c)	1,044	1.04%(d)	1.80%(d)	3.74%(d)	10%
Class I
Year Ended 3/31/24	16.62%	$21,334	0.79%	1.83%	2.21%	17%
Period Ended 3/31/23(b)	4.50%(c)	18,283	0.79%(d)	2.05%(d)	2.64%(d)	10%
Class R6
Year Ended 3/31/24	16.77%	$ 1,830	0.74%	1.88%	2.41%	17%
Period Ended 3/31/23(b)	4.50%(c)	1,567	0.74%(d)	2.10%(d)	3.19%(d)	10%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC International Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$10.25	0.11	0.76	0.87	(0.02)	(0.03)	(0.05)	$11.07
Period Ended 3/31/23(b)	10.00	—	0.25	0.25	—	—	—	10.25
Class I
Year Ended 3/31/24	$10.26	0.14	0.76	0.90	(0.05)	(0.03)	(0.08)	$11.08
Period Ended 3/31/23(b)	10.00	0.01	0.25	0.26	—	—	—	10.26
Class R6
Year Ended 3/31/24	$10.26	0.14	0.76	0.90	(0.05)	(0.03)	(0.08)	$11.08
Period Ended 3/31/23(b)	10.00	0.01	0.25	0.26	—	—	—	10.26

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

FINANCIAL HIGHLIGHTS
RBC International Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Year Ended 3/31/24	8.51%	$ 556	1.24%	1.09%	8.20%	81%
Period Ended 3/31/23(b)	2.50%(c)	513	1.24%(d)	0.13%(d)	10.81%(d)	5%
Class I
Year Ended 3/31/24	8.77%	$3,905	0.99%	1.34%	7.36%	81%
Period Ended 3/31/23(b)	2.60%(c)	3,591	0.99%(d)	0.38%(d)	9.00%(d)	5%
Class R6
Year Ended 3/31/24	8.82%	$1,116	0.94%	1.39%	7.61%	81%
Period Ended 3/31/23(b)	2.60%(c)	1,026	0.94%(d)	0.43%(d)	9.65%(d)	5%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS
RBC China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$ 9.35	0.03	(1.32)	(1.29)	(0.08)	(0.08)	$7.98
Period Ended 3/31/23(b)	10.00	0.08	(0.65)	(0.57)	(0.08)	(0.08)	9.35
Class I
Year Ended 3/31/24	$ 9.36	0.05	(1.33)	(1.28)	(0.10)	(0.10)	$7.98
Period Ended 3/31/23(b)	10.00	0.11	(0.66)	(0.55)	(0.09)	(0.09)	9.36
Class R6
Year Ended 3/31/24	$ 9.36	0.06	(1.34)	(1.28)	(0.10)	(0.10)	$7.98
Period Ended 3/31/23(b)	10.00	0.11	(0.65)	(0.54)	(0.10)	(0.10)	9.36

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from April 11, 2022 (commencement of operations) through March 31, 2023.

FINANCIAL HIGHLIGHTS
RBC China Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate
Class A
Year Ended 3/31/24	(13.84)%	$ 406	1.30%	0.39%	7.55%	138%
Period Ended 3/31/23(b)	(5.72)%(c)	471	1.30%(d)	0.91%(d)	8.66%	130%
Class I
Year Ended 3/31/24	(13.69)%	$2,858	1.05%	0.64%	6.58%	138%
Period Ended 3/31/23(b)	(5.44)%(c)	3,308	1.05%(d)	1.16%(d)	7.48%	130%
Class R6
Year Ended 3/31/24	(13.64)%	$ 817	1.00%	0.69%	6.88%	138%
Period Ended 3/31/23(b)	(5.40)%(c)	946	1.00%(d)	1.21%(d)	7.87%	130%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from April 11, 2022 (commencement of operations) through March 31, 2023.

(c)	Not annualized.

(d)	Annualized.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2024

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following nine investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets ex-China Equity Fund (“Emerging Markets ex-China Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Equity Leaders Fund (“Global Equity Leaders Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

- RBC International Equity Fund (“International Equity Fund”)

- RBC International Small Cap Equity Fund (“International Small Cap Equity Fund”)

- RBC China Equity Fund (“China Equity Fund”)

Each Fund offers three share classes: Class A, Class R6 and Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

 NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American and South American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American and South American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

 NOTES TO FINANCIAL STATEMENTS

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

The Funds, or their agent, file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

• Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

 NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:
Investments in Securities
Common Stocks
Austria	$—	$25,156,026	$—	$25,156,026
Brazil	166,165,327	—	—	166,165,327
Chile	—	133,964,099	—	133,964,099
China	8,639,784	490,985,392	—	499,625,176
Hong Kong	—	134,456,389	—	134,456,389
India	138,322,467	365,618,975	—	503,941,442
Indonesia	—	98,677,812	—	98,677,812
Korea	—	260,314,865	—	260,314,865
Mexico	115,823,057	—	—	115,823,057
Peru	47,348,908	—	—	47,348,908
Philippines	—	61,257,534	—	61,257,534
Poland	—	24,624,629	—	24,624,629
South Africa	—	79,924,981	—	79,924,981
Taiwan	—	481,398,705	—	481,398,705
Thailand	—	23,566,411	—	23,566,411
Turkey	—	1	—	1
United Kingdom	—	80,984,457	—	80,984,457
Preferred Stocks	—	88,848,460	—	88,848,460
Investment Company	20,914,210	—	—	20,914,210

Total Assets	$497,213,753	$2,349,778,736	$—	$2,846,992,489

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets ex-China Equity Fund Assets:
Investments in Securities
Common Stocks
Austria	$—	$163,983	$—	$163,983
Brazil	4,388,489	—	—	4,388,489
Chile	—	2,220,993	—	2,220,993
India	2,620,925	9,366,179	—	11,987,104
Indonesia	—	1,910,177	—	1,910,177
Korea	—	6,947,190	—	6,947,190
Mexico	2,611,434	—	—	2,611,434
Peru	542,176	—	—	542,176
Philippines	—	1,654,206	—	1,654,206
Poland	—	403,571	—	403,571
South Africa	—	1,516,519	—	1,516,519
Taiwan	—	11,779,477	—	11,779,477
Thailand	—	443,681	—	443,681
United Kingdom	—	1,277,085	—	1,277,085
Preferred Stocks	—	1,528,811	—	1,528,811
Investment Company	882,533	—	—	882,533

Total Assets	$11,045,557	$39,211,872	$—	$50,257,429

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Value Equity Fund Assets:
Investments in Securities
Common Stocks
Argentina	$163,548	$—	$—	$163,548
Brazil	3,733,772	—	—	3,733,772
Chile	231,052	1,807,088	—	2,038,140
China	—	15,676,566	—	15,676,566
Egypt	643,547	—	—	643,547
Greece	—	534,147	—	534,147
Hong Kong	—	1,082,433	—	1,082,433
Hungary	—	741,587	—	741,587
India	—	6,934,957	—	6,934,957
Indonesia	—	970,090	—	970,090
Korea	—	7,513,198	—	7,513,198
Mexico	2,163,077	—	—	2,163,077
Pakistan	—	412,753	—	412,753
Peru	940,337	—	—	940,337
Philippines	—	936,965	—	936,965
Russia	—	—	—	—
Saudi Arabia	—	898,247	—	898,247
South Africa	—	4,193,504	—	4,193,504
Taiwan	—	10,669,398	—	10,669,398
Thailand	—	557,667	—	557,667
Turkey	—	729,268	—	729,268
United Arab Emirates	—	695,645	—	695,645
United Kingdom	—	415,809	—	415,809
United States	580,017	—	—	580,017
Vietnam	—	1,079,312	—	1,079,312
Preferred Stocks	1,049,810	421,309	—	1,471,119
Investment Company	4,220	—	—	4,220

Total Assets	$9,509,380	$56,269,943	$—	$65,779,323

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:

Investments in Securities
Common Stocks
Belgium	$—	$17,352,988	$—	$17,352,988
Denmark	—	16,705,174	—	16,705,174
France	—	20,434,996	—	20,434,996
Germany	—	12,801,046	—	12,801,046
Hong Kong	—	12,720,113	—	12,720,113
India	—	5,942,470	—	5,942,470
Ireland	—	8,318,577	—	8,318,577
Japan	—	7,080,093	—	7,080,093
Luxembourg	—	4,554,328	—	4,554,328
Norway	—	8,910,882	—	8,910,882
Taiwan	20,012,955	—	—	20,012,955
United Kingdom	—	35,601,523	—	35,601,523
United States	307,730,429	—	—	307,730,429
Zambia	3,723,686	—	—	3,723,686
Investment Company	12,420,270	—	—	12,420,270

Total Assets	$343,887,340	$150,422,190	$—	$494,309,530

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Equity Leaders Fund Assets:

Investments in Securities
Common Stocks
Belgium	$—	$184,205	$—	$184,205
Denmark	—	259,754	—	259,754
France	—	248,666	—	248,666
Germany	—	153,470	—	153,470
Hong Kong	—	130,152	—	130,152
India	76,589	—	—	76,589
Norway	—	96,800	—	96,800
Singapore	—	167,253	—	167,253
Taiwan	218,496	—	—	218,496
United States	3,359,608	—	—	3,359,608
Investment Company	79,175	—	—	79,175

Total Assets	$3,733,868	$1,240,300	$—	$4,974,168

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$2,014,788	$—	$2,014,788
Austria	—	2,140,008	—	2,140,008
Belgium	—	3,104,148	—	3,104,148
China	—	1,857,143	—	1,857,143
Denmark	—	5,967,920	—	5,967,920
France	—	4,323,345	—	4,323,345
Germany	—	4,795,659	—	4,795,659
Hong Kong	—	3,706,342	—	3,706,342
India	—	3,793,718	—	3,793,718
Indonesia	—	2,289,164	—	2,289,164
Ireland	—	1,833,194	—	1,833,194
Japan	—	9,059,590	—	9,059,590
Luxembourg	—	1,522,696	—	1,522,696
Netherlands	—	5,138,655	—	5,138,655
Norway	—	2,269,062	—	2,269,062
Singapore	—	4,080,301	—	4,080,301
South Africa	—	3,216,130	—	3,216,130
Sweden	—	1,972,875	—	1,972,875
Switzerland	—	1,209,927	—	1,209,927
Taiwan	5,090,719	1	—	5,090,720
Thailand	—	2,101,543	—	2,101,543
United Kingdom	—	12,028,488	—	12,028,488
Zambia	707,206	—	—	707,206
Investment Company	1,312,424	—	—	1,312,424

Total Assets	$7,110,349	$78,424,697	$—	$85,535,046

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Equity Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$1,802,512	$—	$1,802,512
China	—	342,986	—	342,986
Denmark	—	1,400,554	—	1,400,554
Finland	—	318,386	—	318,386
France	—	2,443,200	—	2,443,200
Germany	—	867,048	—	867,048
Hong Kong	—	256,955	—	256,955
Ireland	499,083	609,048	—	1,108,131
Japan	—	5,087,006	—	5,087,006
Netherlands	—	2,209,384	—	2,209,384
Norway	—	547,839	—	547,839
Spain	—	193,938	—	193,938
Sweden	—	823,842	—	823,842
Switzerland	—	1,611,353	—	1,611,353
Taiwan	—	718,686	—	718,686
United Kingdom	157,388	3,856,953	—	4,014,341
Investment Company	512,570	—	—	512,570

Total Assets	$1,169,041	$23,089,690	$—	$24,258,731

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Small Cap Equity Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$223,465	$—	$223,465
Belgium	—	170,372	—	170,372
Denmark	—	160,100	—	160,100
France	—	297,418	—	297,418
Germany	—	310,478	—	310,478
India	—	455,027	—	455,027
Indonesia	—	110,132	—	110,132
Ireland	—	39,970	—	39,970
Japan	—	1,134,452	—	1,134,452
New Zealand	—	105,591	—	105,591
Norway	—	404,529	—	404,529
Philippines	—	136,800	—	136,800
Spain	—	140,146	—	140,146
Sweden	—	475,245	—	475,245
Taiwan	—	373,922	—	373,922
Thailand	75,608	—	—	75,608
United Kingdom	—	759,436	—	759,436
Vietnam	—	111,469	—	111,469
Investment Company	104,826	—	—	104,826

Total Assets	$180,434	$5,408,552	$—	$5,588,986

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
China Equity Fund Assets:
Investments in Securities
Common Stocks
China	$317,956	$3,196,202	$—	$3,514,158
Hong Kong	—	50,423	—	50,423
Korea	—	141,749	—	141,749
Macao	—	30,162	—	30,162
Taiwan	—	225,218	—	225,218
Thailand	9,451	—	—	9,451

Total Assets	$327,407	$3,643,754	$—	$3,971,161

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2024.

 NOTES TO FINANCIAL STATEMENTS

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), RBC BlueBay U.S. Government Money Market Fund- Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund. As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the money market fund.

	Value March 31, 2023	Purchases	Sales	Value March 31, 2024	Dividends
Investments in RBC BlueBay U.S. Government Money Market Fund—Institutional Class 1
Emerging Markets Equity Fund	$—	$639,420,155	$(618,505,945)	$20,914,210	$1,481,147
Emerging Markets ex-China Equity Fund	950,554	11,235,974	(11,303,995)	882,533	35,975
Emerging Markets Value Equity Fund	909,723	22,415,665	(23,321,168)	4,220	20,371
Global Opportunities Fund	18,735,873	124,461,955	(130,777,558)	12,420,270	203,957
Global Equity Leaders Fund	40,927	895,330	(857,082)	79,175	2,423
International Opportunities Fund	79,760	51,336,177	(50,103,513)	1,312,424	43,153
International Equity Fund	171,228	2,223,166	(1,881,824)	512,570	16,632
International Small Cap Equity Fund	113,376	1,361,597	(1,370,147)	104,826	6,225

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex- dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Realized gains and losses from investment transactions and the net change in unrealized appreciation/(depreciation) relating to movements in foreign currency exchange rates are reported as realized gains and losses on foreign currency transactions and net change in unrealized appreciation/(depreciation) on foreign currency, respectively, in the statements of operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the

 NOTES TO FINANCIAL STATEMENTS

expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes and passive foreign investment companies (PFICs).

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Emerging Markets ex-China Equity Fund	$ (1,418)	$ 1,418
International Opportunities Fund	81,070	(81,070)
International Equity Fund	(82)	82

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Emerging Markets Equity Fund	0.80%
Emerging Markets ex-China Equity Fund	0.80%
Emerging Markets Value Equity Fund	0.80%
Global Opportunities Fund	0.65%
Global Equity Leaders Fund	0.65%

 NOTES TO FINANCIAL STATEMENTS

International Opportunities Fund	0.70%
International Equity Fund	0.69%
International Small Cap Equity Fund	0.89%
China Equity Fund	0.80%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	1.13%	0.88%	0.88%
Emerging Markets ex-China Equity Fund	1.13%	0.88%	0.88%
Emerging Markets Value Equity Fund	1.20%	0.95%	0.88%
Global Opportunities Fund	1.00%	0.75%	0.70%
Global Equity Leaders Fund	1.00%	0.75%	0.70%
International Opportunities Fund	1.05%	0.80%	0.75%
International Equity Fund	1.04%	0.79%	0.74%
International Small Cap Equity Fund	1.24%	0.99%	0.94%
China Equity Fund	1.30%	1.05%	1.00%

This expense limitation agreement is in place until July 31, 2025 (September 30, 2025 for Emerging Markets Equity Fund) and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At March 31, 2024, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/22	FYE 3/31/23	FYE 3/31/24	Total

Emerging Markets Equity Fund	$3,922,710	$4,061,290	$3,578,821	$11,562,821
Emerging Markets ex-China Equity Fund	N/A	119,799	359,650	479,449
Emerging Markets Value Equity Fund	307,554	412,064	250,824	970,442
Global Opportunities Fund	195,659	326,481	276,198	798,338
Global Equity Leaders Fund	119,121	263,924	222,983	606,028
International Opportunities Fund	338,560	376,370	285,119	1,000,049
International Equity Fund	N/A	115,555	315,777	431,332
International Small Cap Equity Fund	N/A	121,993	329,322	451,315
China Equity Fund	N/A	300,454	238,289	538,743

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended March 31, 2024, the amount waived was $48,829, $1,190, $687, $6,264, $80, $1,482, $547, $210 and $0 for the Emerging Markets Equity Fund, Emerging Markets ex-China Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund, Global Equity

 NOTES TO FINANCIAL STATEMENTS

Leaders Fund, International Opportunities Fund, International Equity Fund, International Small Cap Equity Fund and China Equity Fund respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

The Funds are sub-advised by RBC GAM-UK, which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. The Bank of New York Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $92,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2024, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets ex-China Equity Fund	$50,183,948	1,531,416	37.0%
Emerging Markets Value Equity Fund	$65,566,339	693,139	8.5%
Global Opportunities Fund	$495,146,144	692	0.0%
Global Equity Leaders Fund	$4,952,121	508,724	100.0%
International Opportunities Fund	$86,092,405	2,596	0.0%
International Equity Fund	$24,389,996	2,036,058	99.9%
International Small Cap Equity Fund	$5,577,336	503,527	100.0%
China Equity Fund	$4,081,105	511,229	100.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

 NOTES TO FINANCIAL STATEMENTS

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2024, there were no fees waived by the Distributor. The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2024.

For the year ended March 31, 2024, the Distributor received commissions of $2,431 front-end sales charges of Class A shares, of the Funds, of which $2,147 was paid to affiliated broker-dealers.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2024 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$1,388,780,880	$827,113,150
Emerging Markets ex-China Equity Fund	24,235,614	14,062,970
Emerging Markets Value Equity Fund	28,730,541	34,508,846
Global Opportunities Fund	199,014,719	247,551,683
Global Equity Leaders Fund	2,026,888	2,119,069
International Opportunities Fund	40,028,207	87,889,921
International Equity Fund	3,579,794	3,598,662
International Small Cap Equity Fund	4,077,979	4,041,893
China Equity Fund	5,762,081	5,676,071

 NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets ex-China Equity Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,053,135	$134,841,914	$—	$500,000
Distributions reinvested	1,412,527	823,864	10,672	—
Cost of shares redeemed	(41,601,323)	(272,846,896)	—	—

Change in Class A	$(4,135,661)	$(137,181,118)	$10,672	$500,000

Class I
Proceeds from shares issued	$858,535,496	$493,696,381	$10,189,491	$30,915,115
Distributions reinvested	31,249,399	20,307,410	743,424	—
Cost of shares redeemed	(253,325,459)	(740,191,833)	(468,337)	—

Change in Class I	$636,459,436	$(226,188,042)	$10,464,578	$30,915,115

Class R6
Proceeds from shares issued	$111,147,952	$31,327,468	$—	$1,000,000
Distributions reinvested	2,792,267	2,575,425	24,019	—
Cost of shares redeemed	(105,132,881)	(23,588,121)	—	—

Change in Class R6	$8,807,338	$10,314,772	$24,019	$1,000,000

Change in net assets resulting from capital transactions	$641,131,113	$(353,054,388)	$10,499,269	$32,415,115

SHARE TRANSACTIONS:
Class A
Issued	3,023,206	12,221,113	—	50,000
Reinvested	118,203	73,428	940	—
Redeemed	(3,501,971)	(25,523,476)	—	—

Change in Class A	(360,562)	(13,228,935)	940	50,000

Class I
Issued	70,644,896	43,045,595	853,713	3,104,547
Reinvested	2,574,085	1,782,916	65,500	—
Redeemed	(20,816,066)	(64,924,227)	(41,334)	—

Change in Class I	52,402,915	(20,095,716)	877,879	3,104,547

 NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets ex-China Equity Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)

Class R6
Issued	9,058,395	2,675,995	—	100,000
Reinvested	228,874	224,928	2,116	—
Redeemed	(8,574,504)	(2,061,775)	—	—

Change in Class R6	712,765	839,148	2,116	100,000

Change in shares resulting from capital transactions	52,755,118	(32,485,503)	880,935	3,254,547

(a) For the period from December 15, 2022 (commencement of operations) through March 31, 2023.

 NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$14,712	$24,897	$—
Distributions reinvested	539	614	237	5
Cost of shares redeemed	—	—	(6,709)	(1,938)

Change in Class A	$539	$15,326	$18,425	$(1,933)

Class I
Proceeds from shares issued	$12,750,210	$18,563,310	$44,040,673	$64,616,537
Distributions reinvested	2,454,185	4,004,023	2,280,622	655,226
Cost of shares redeemed	(20,505,087)	(23,236,066)	(41,690,491)	(42,470,619)

Change in Class I	$(5,300,692)	$(668,733)	$4,630,804	$22,801,144

Class R6
Proceeds from shares issued	$—	$—	$14,606,095	$45,249,715
Distributions reinvested	107,997	164,015	998,852	362,392
Cost of shares redeemed	—	—	(59,851,574)	(107,730,518)

Change in Class R6	$107,997	$164,015	$(44,246,627)	$(62,118,411)

Change in net assets resulting from capital transactions	$(5,192,156)	$(489,392)	$(39,597,398)	$(39,319,200)

SHARE TRANSACTIONS:
Class A
Issued	—	1,751	1,477	—
Reinvested	71	83	14	—
Redeemed	—	—	(365)	(105)

Change in Class A	71	1,834	1,126	(105)

Class I
Issued	1,633,491	2,462,847	2,590,988	3,833,771
Reinvested	324,199	542,550	130,695	39,687
Redeemed	(2,618,828)	(2,987,061)	(2,406,528)	(2,553,969)

Change in Class I	(661,138)	18,336	315,155	1,319,489

Class R6
Issued	—	—	850,537	2,711,199
Reinvested	14,897	23,166	57,045	21,870
Redeemed	—	—	(3,455,962)	(6,557,380)

Change in Class R6	14,897	23,166	(2,548,380)	(3,824,311)

Change in shares resulting from capital transactions	(646,170)	43,336	(2,232,099)	(2,504,927)

 NOTES TO FINANCIAL STATEMENTS

	Global Equity Leaders Fund		International Opportunities Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$2,222,167	$43,985
Distributions reinvested	5,846	21,414	8,179	6,886
Cost of shares redeemed	—	—	(1,629,528)	(6,549)

Change in Class A	$5,846	$21,414	$600,818	$44,322

Class I
Proceeds from shares issued	$—	$—	$13,601,158	$67,220,711
Distributions reinvested	23,924	7,568	737,559	4,605,284
Cost of shares redeemed	—	—	(57,533,498)	(92,067,865)

Change in Class I	$23,924	$7,568	$(43,194,781)	$(20,241,870)

Class R6
Proceeds from shares issued	$—	$—	$448,725	$1,087,664
Distributions reinvested	8,403	4,991	2,537	240,898
Cost of shares redeemed	—	—	(5,558,018)	(1,071,829)

Change in Class R6	$8,403	$4,991	$(5,106,756)	$256,733

Change in net assets resulting from capital transactions	$38,173	$33,973	$(47,700,719)	$(19,940,815)

SHARE TRANSACTIONS:
Class A
Issued	—	—	216,859	4,599
Reinvested	676	633	858	711
Redeemed	—	—	(167,704)	(676)

Change in Class A	676	633	50,013	4,634

Class I
Issued	—	—	1,400,627	6,725,505
Reinvested	2,765	2,718	76,669	472,337
Redeemed	—	—	(5,826,095)	(9,200,028)

Change in Class I	2,765	2,718	(4,348,799)	(2,002,186)

Class R6
Issued	—	—	43,516	108,226
Reinvested	972	960	262	24,482
Redeemed	—	—	(560,229)	(103,578)

Change in Class R6	972	960	(516,451)	29,130

Change in shares resulting from capital transactions	4,413	4,311	(4,815,237)	(1,968,422)

 NOTES TO FINANCIAL STATEMENTS

	International Equity Fund		International Small Cap Equity Fund

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,992	$1,000,000	$—	$500,000
Distributions reinvested	17,201	—	2,481	—

Change in Class A	$28,193	$1,000,000	$2,481	$500,000

Class I
Proceeds from shares issued	$—	$17,500,000	$—	$3,500,000
Distributions reinvested	347,078	—	26,334	—

Change in Class I	$347,078	$17,500,000	$26,334	$3,500,000

Class R6
Proceeds from shares issued	$—	$1,500,000	$—	$1,000,000
Distributions reinvested	30,540	—	8,037	—

Change in Class R6	$30,540	$1,500,000	$8,037	$1,000,000

Change in net assets resulting from capital transactions	$405,811	$20,000,000	$36,852	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	919	100,000	—	50,000
Reinvested	1,572	—	238	—

Change in Class A	2,491	100,000	238	50,000

Class I
Issued	—	1,750,000	—	350,000
Reinvested	31,697	—	2,520	—

Change in Class I	31,697	1,750,000	2,520	350,000

Class R6
Issued	—	150,000	—	100,000
Reinvested	2,789	—	769	—

Change in Class R6	2,789	150,000	769	100,000

Change in shares resulting from capital transactions	36,977	2,000,000	3,527	500,000

(a) For the period from December 14, 2022 (commencement of operations) through March 31, 2023.

 NOTES TO FINANCIAL STATEMENTS

	China Equity Fund
	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$500,000
Distributions reinvested	3,812	3,788

Change in Class A	$3,812	$503,788

Class I
Proceeds from shares issued	$—	$3,500,000
Distributions reinvested	34,635	32,480

Change in Class I	$34,635	$3,532,480

Class R6
Proceeds from shares issued	$—	$1,000,000
Distributions reinvested	10,352	9,618

Change in Class R6	$10,352	$1,009,618

Change in net assets resulting from capital transactions	$48,799	$5,045,886

SHARE TRANSACTIONS:
Class A
Issued	—	50,000
Reinvested	480	419

Change in Class A	480	50,419

Class I
Issued	—	350,000
Reinvested	4,368	3,593

Change in Class I	4,368	353,593

Class R6
Issued	—	100,000
Reinvested	1,305	1,064

Change in Class R6	1,305	101,064

Change in shares resulting from capital transactions	6,153	505,076

(a) For the period from April 11, 2022 (commencement of operations) through March 31, 2023.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

 NOTES TO FINANCIAL STATEMENTS

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2024, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$2,874,630,168	$293,563,874	$(334,084,709)	$(40,520,835)
Emerging Markets ex-China Equity Fund	43,530,130	7,695,088	(1,115,549)	6,579,539
Emerging Markets Value Equity Fund	66,273,073	12,245,331	(13,021,278)	(775,947)
Global Opportunities Fund	436,892,832	95,292,126	(37,875,694)	57,416,432
Global Equity Leaders Fund	4,219,981	896,409	(142,149)	754,260
International Opportunities Fund	85,036,806	10,430,664	(9,997,446)	433,218
International Equity Fund	20,357,757	4,897,385	(997,173)	3,900,212
International Small Cap Equity Fund	4,907,067	961,617	(297,615)	664,002
China Equity Fund	4,279,454	223,271	(531,582)	(308,311)

 NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company mark-to-market adjustment.

The tax character of distributions during the year ended March 31, 2024 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$41,320,215	$ —	$41,320,215	$41,320,215
Emerging Markets ex-China Equity Fund	805,115	—	805,115	805,115
Emerging Markets Value Equity Fund	2,563,151	—	2,563,151	2,563,151
Global Opportunities Fund	3,611,963	—	3,611,963	3,611,963
Global Equity Leaders Fund	38,172	—	38,172	38,172
International Opportunities Fund	87	1,179,124	1,179,211	1,179,211
International Equity Fund	394,819	—	394,819	394,819
International Small Cap Equity Fund	36,852	—	36,852	36,852
China Equity Fund	48,799	—	48,799	48,799

The tax character of distributions during the year ended March 31, 2023 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$26,526,596	$ —	$26,526,596	$26,526,596
Emerging Markets ex-China Equity Fund	—	—	—	—
Emerging Markets Value Equity Fund	798,119	3,571,827	4,369,946	4,369,946
Global Opportunities Fund	1,306,534	—	1,306,534	1,306,534
Global Equity Leaders Fund	33,973	—	33,973	33,973
International Opportunities Fund	—	6,681,778	6,681,778	6,681,778
International Equity Fund	—	—	—	—
International Small Cap Equity Fund	—	—	—	—
China Equity Fund	45,886	—	45,886	45,886

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

 NOTES TO FINANCIAL STATEMENTS

As of March 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets ex-China Equity Fund	Emerging Markets Value Equity Fund	Global Opportunities Fund	Global Equity Leaders Fund
Undistributed ordinary income	$2,591,312	$55,795	$1,244,328	$399,812	$1,545
Undistributed long term gain	—	643,829	—	—	—

Accumulated earnings	2,591,312	699,624	1,244,328	399,812	1,545
Accumulated capital loss carryforwards	(14,263,782)	—	(9,302,978)	(68,809,422)	(867,032)
Unrealized appreciation/ depreciation	(40,520,835)	6,579,539	(775,947)	57,416,432	754,260

Total Accumulated Earnings/(Losses)	$(52,193,305)	$7,279,163	$(8,834,597)	$(10,993,178)	$(111,227)

	International Opportunities Fund	International Equity Fund	International Small Cap Equity Fund	China Equity Fund
Undistributed ordinary income	$1,479,563	$124,749	$22,792	$26,242
Undistributed long term gain	—	—	—	—

Accumulated earnings	1,479,563	124,749	22,792	26,242
Accumulated capital loss carryforwards	(9,175,382)	(34,262)	(143,963)	(718,556)
Unrealized appreciation/ depreciation	433,218	3,900,212	664,002	(308,311)

Total Accumulated Earnings/(Losses)	$(7,262,601)	$3,990,699	$542,831	$(1,000,625)

During the year ended March 31, 2024 the Emerging Markets Equity Fund and Emerging Markets Value Equity Fund utilized $54,637,034 and $176,557, respectively, of capital loss carryforwards.

As of March 31, 2024, the Emerging Markets Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund, Global Equity Leaders Fund, International Opportunities Fund and China Equity Fund had a short-term capital loss carryforward of $9,006,004, $2,092,816, $24,701,887, $430,602, $987,911 and $546,732 and a long-term capital loss carryforward of $5,257,778, $7,210,162, $44,107,535, $436,430, $8,187,471 and 171,824 respectively and International Equity Fund and International Small Cap Equity Fund had a short-term capital loss carryforward of $34,262 and $143,963 respectively available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. Emerging Markets Value Equity Fund’s amount includes losses in connection with an ownership change, therefore utilization of capital loss carryover is subject to annual limitations. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. There were no deferred qualified late-year ordinary losses respectively which will be treated as arising on the first business day of the fiscal year ending March 31, 2024.

 NOTES TO FINANCIAL STATEMENTS

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

9. Line of Credit

Emerging Markets Equity Fund, Emerging Markets Value Equity Fund, Emerging Markets ex-China Equity Fund, International Opportunities Fund and Global Opportunities Fund (“Participating Funds”) are participants in a single uncommitted, unsecured $50,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemptions requests and for other short-term temporary or emergency general business purposes. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Participating Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $50,000,000 at any particular time. There were no borrowings outstanding as of March 31, 2024. During the year ended March 31, 2024, the Funds borrowed under the line of credit as follows:

	Average Loan Balance	Interest Expense	Weighted Average Interest Rate
Emerging Markets Equity Fund	$8,650,000	$ 3,208	6.71%
Emerging Markets Value Equity Fund	$371,642	$ 9,097	6.64%
Global Opportunities Fund	$3,650,000	$10,813	6.66%
International Opportunities Fund	$2,159,459	$28,949	6.63%

10. Significant Risks

Shareholder concentration risk:

As of March 31, 2024, outside of the affiliated accounts disclosed in Note 3, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	2	23.1%
Emerging Markets ex-China Equity Fund	1	58.3%
Emerging Markets Value Equity Fund	1	22.0%
Global Opportunities Fund	1	17.6%
International Opportunities Fund	3	69.2%

In addition, two unaffiliated shareholder owned 35.2% of Global Opportunities Fund and two unaffiliated shareholders owned in aggregate 63.8% of Emerging Markets Value Equity Fund as of March 31, 2024. Significant transactions by these shareholders may impact the Funds’ performance.

 NOTES TO FINANCIAL STATEMENTS

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In response to political and military actions undertaken by Russia, the U.S., European Union and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of March 31, 2024, none of the Funds’ investments were in violation of such sanctions.

Industry and sector focus risk

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Emerging Markets Risk

The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.

Foreign Risk

Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Currency Risk

Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency,

 NOTES TO FINANCIAL STATEMENTS

an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

China Risk

Investing in securities economically tied to China may subject a Fund to a higher degree of risk of loss than investing in other countries or groups of countries because of the risks associated with, among other things, adverse securities markets, negative foreign currency rate fluctuations and social, political, regulatory, economic or environmental instabilities and natural disasters. The economy, industries, and securities and currency markets of China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low cost emerging economies. Political, diplomatic, or regional conflicts, including the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from China, may also have an adverse impact on Chinese issuers. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of Greater China. The government of the People’s Republic of China (“PRC”) exercises significant regulatory control over the economy in Mainland China, and may at any time alter or discontinue economic reforms. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the PRC with respect to Mainland China, but changes to their political and economic relationships with the PRC could adversely impact a Fund’s investments in Taiwan and Hong Kong.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that, other than as noted below, there were no subsequent events requiring recognition or disclosure in the financial statements.

Following the period end, the RBC International Opportunities Fund experienced net shareholder redemptions of $23,994,129 which represented 28% of the Fund’s net assets as of March 31, 2024.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC Global Equity Leaders Fund, RBC International Opportunities Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, and RBC China Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (nine of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

RBC Emerging Markets Equity Fund (1)

RBC Emerging Markets ex-China Equity Fund (2)

RBC Emerging Markets Value Equity Fund (1)

RBC Global Opportunities Fund (1)

RBC Global Equity Leaders Fund (1)

RBC International Opportunities Fund (1)

RBC International Equity Fund (3)

RBC International Small Cap Equity Fund (3)

RBC China Equity Fund (4)

(1) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023

(2) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets for the year ended March 31, 2024, and for the period December 15, 2022 (commencement of operations) through March 31, 2023

(3) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets for the year ended March 31, 2024, and for the period December 14, 2022 (commencement of operations) through March 31, 2023

(4) Statement of operations for the year ended March 31, 2024, and statement of changes in net assets for the year ended March 31, 2024, and for the period April 11, 2022 (commencement of operations) through March 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2024

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

 OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the year ended March 31, 2024, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	90.74%
Emerging Markets ex-China Equity Fund	65.62%
Emerging Markets Value Equity Fund	49.22%
Global Opportunities Fund	100.00%
Global Equity Leaders Fund	100.00%
International Opportunities Fund	100.00%
International Equity Fund	96.78%
International Small Cap Equity Fund	100.00%
China Equity Fund	61.62%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2024 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Emerging Markets Equity Fund	1.83%
Emerging Markets Value Equity Fund	0.18%
Global Opportunities Fund	85.47%
Global Equity Leaders Fund	93.03%

For the year ended March 31, 2024, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	1.51%
Emerging Markets ex-China Equity Fund	2.21%
Emerging Markets Value Equity Fund	0.35%
Global Opportunities Fund	2.73%
Global Equity Leaders Fund	3.24%
International Opportunities Fund	1.15%
International Equity Fund	2.71%
International Small Cap Equity Fund	4.65%
China Equity Fund	0.72%

 OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2024, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	96.62%
Emerging Markets ex-China Equity Fund	68.30%
Emerging Markets Value Equity Fund	71.51%
Global Opportunities Fund	0.00%
Global Equity Leaders Fund	0.00%
International Opportunities Fund	98.59%
International Equity Fund	97.35%
International Small Cap Equity Fund	95.41%
China Equity Fund	62.88%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2024 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$7,406,572	$59,159,017
Emerging Markets ex-China Equity Fund	77,428	914,588
Emerging Markets Value Equity Fund	255,210	2,216,951
Global Opportunities Fund	0	0
Global Equity Leaders Fund	0	0
International Opportunities Fund	299,429	3,072,860
International Equity Fund	48,772	616,035
International Small Cap Equity Fund	17,940	130,366
China Equity Fund	4,169	73,804

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets ex-China Equity Fund and International Opportunities Fund reported $643,829 and $1,179,124 respectively as long-term capital gain distributions for the year ended March 31, 2024.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

 MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018 and 2019 to present)

Leslie H. Garner Jr. (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

James R. Seward, CFA (71)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to 2019)

 MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

William B. Taylor (78)

Position, Term of Office and Length of Time Served with the Trust: Trustee from September 2005 through December 2020; February 2024 to present

Principal Occupation(s) During Past 5 Years: Consultant (2023 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: University Missouri KC foundation (2022 to present); Church of the Resurrection Foundation (2020 to present); Breckenridge Creative Arts (2017 to present); Kansas University Endowment Association (2010 to present); Kansas City Symphony (1995 to 2023); Nelson Atkins Museum of Art (2017 to 2023)

Christie Zarkovich (49)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

 MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (55)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (57)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (53)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (50)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2015 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350,Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

 MANAGEMENT (UNAUDITED)

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

 SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, are available in all Funds and are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

 SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period* 10/1/23–3/31/24	Annualized Expense Ratio During Period 10/1/23–3/31/24
Emerging Markets Equity Fund
Class A	$1,000.00	$1,094.40	$5.86	1.12%
Class I	1,000.00	1,096.30	4.56	0.87%
Class R6	1,000.00	1,095.90	4.56	0.87%
Emerging Markets ex-China Equity Fund
Class A	1,000.00	1,164.80	6.06	1.12%
Class I	1,000.00	1,166.00	4.71	0.87%
Class R6	1,000.00	1,166.20	4.71	0.87%
Emerging Markets Value Equity Fund
Class A	1,000.00	1,123.70	6.37	1.20%
Class I	1,000.00	1,125.20	5.10	0.96%
Class R6	1,000.00	1,126.70	4.73	0.89%
Global Opportunities Fund
Class A	1,000.00	1,205.90	5.51	1.00%
Class I	1,000.00	1,208.00	4.14	0.75%
Class R6	1,000.00	1,207.90	3.86	0.70%
Global Equity Leaders Fund
Class A	1,000.00	1,232.10	5.52	0.99%
Class I	1,000.00	1,234.80	4.13	0.74%
Class R6	1,000.00	1,233.80	3.85	0.69%
International Opportunities Fund
Class A	1,000.00	1,101.50	5.57	1.06%
Class I	1,000.00	1,101.60	4.26	0.81%
Class R6	1,000.00	1,101.90	3.99	0.76%
International Equity Fund
Class A	1,000.00	1,198.00	5.66	1.03%
Class I	1,000.00	1,199.50	4.29	0.78%
Class R6	1,000.00	1,201.10	4.02	0.73%
International Small Cap Equity Fund
Class A	1,000.00	1,164.70	6.66	1.23%
Class I	1,000.00	1,166.10	5.31	0.98%
Class R6	1,000.00	1,166.70	5.04	0.93%

 SUPPLEMENTAL INFORMATION (UNAUDITED)

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period* 10/1/23–3/31/24	Annualized Expense Ratio During Period 10/1/23–3/31/24
China Equity Fund
Class A	$1,000.00	$ 989.70	$6.42	1.29%
Class I	1,000.00	990.00	5.17	1.04%
Class R6	1,000.00	990.60	4.93	0.99%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

 SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23-3/31/24	Annualized Expense Ratio During Period 10/1/23-3/31/24
Emerging Markets Equity Fund
Class A	$1,000.00	$1,019.40	$5.65	1.12%
Class I	1,000.00	1,020.65	4.39	0.87%
Class R6	1,000.00	1,020.65	4.39	0.87%
Emerging Markets ex-China Equity Fund
Class A	1,000.00	1,019.40	5.65	1.12%
Class I	1,000.00	1,020.65	4.39	0.87%
Class R6	1,000.00	1,020.65	4.39	0.87%
Emerging Markets Value Equity Fund
Class A	1,000.00	1,019.00	6.06	1.20%
Class I	1,000.00	1,020.20	4.85	0.96%
Class R6	1,000.00	1,020.55	4.50	0.89%
Global Opportunities Fund
Class A	1,000.00	1,020.00	5.05	1.00%
Class I	1,000.00	1,021.25	3.79	0.75%
Class R6	1,000.00	1,021.50	3.54	0.70%
Global Equity Leaders Fund
Class A	1,000.00	1,020.05	5.00	0.99%
Class I	1,000.00	1,021.30	3.74	0.74%
Class R6	1,000.00	1,021.55	3.49	0.69%
International Opportunities Fund
Class A	1,000.00	1,019.70	5.35	1.06%
Class I	1,000.00	1,020.95	4.09	0.81%
Class R6	1,000.00	1,021.20	3.84	0.76%
International Equity Fund
Class A	1,000.00	1,019.85	5.20	1.03%
Class I	1,000.00	1,021.10	3.94	0.78%
Class R6	1,000.00	1,021.35	3.69	0.73%
International Small Cap Equity Fund
Class A	1,000.00	1,018.85	6.21	1.23%
Class I	1,000.00	1,020.10	4.95	0.98%
Class R6	1,000.00	1,020.35	4.70	0.93%
China Equity Fund
Class A	1,000.00	1,018.55	6.51	1.29%
Class I	1,000.00	1,019.80	5.25	1.04%
Class R6	1,000.00	1,020.05	5.00	0.99%

 APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding Approval of Amended Investment Sub-Advisory Agreement

In December 2023, the RBC Funds Board of Trustees approved an amendment to the investment sub-advisory agreement between RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and RBC Global Asset Management (UK) Limited (the “Sub-Advisor”) for the following funds:

RBC China Equity Fund

RBC Emerging Markets ex-China Equity Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Equity Leaders Fund

RBC Global Opportunities Fund

RBC International Equity Fund

RBC International Opportunities Fund

RBC International Small Cap Equity Fund

Under the amended sub-advisory agreement, for the services provided by the Sub-Advisor to each of the Funds, the Advisor pays the Sub-Advisor a fee, computed daily and payable monthly, equal to 60% of the management fee paid to the Advisor by each Fund, after deducting the amounts of any fees waived or expenses paid or reimbursed by the Advisor pursuant to any expense limitation arrangements then in place between the Advisor and the Fund. The amendment reflected a reallocation of the portion of the management fee payable by the Advisor to the Sub-Advisor, with no change in the overall management fees payable by the Funds. The amendment was proposed by the Advisor as a result of an integration and alignment of RBC sub-advisory services within the Sub-Advisor and was intended to more accurately reflect how investment management services and related responsibility for the Funds are apportioned among the Advisor and Sub-Advisor. The Trustees were familiar with the integration of sub-advisory services within the Sub-Advisor, considered that the quality and quantity of services provided to the Funds would not be reduced, and approved the amended sub-advisory agreement, determining that the compensation payable to the Sub-Advisor was fair and reasonable in light of the nature and quality of services provided.

 STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program for the RBC Funds established in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). RBC Global Asset Management (U.S.) Inc. (“RBC GAM”), the investment adviser to each Fund, serves as the Program Administrator and administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee.

RBC GAM, as Program Administrator, provided the Board with a report addressing the operation of the Program during the year ending December 31, 2023 and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum and any material changes to the Program.

I. Key Conclusions of the Report

During the review period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund, and no Fund was required to set a highly liquid investments minimum. There were no material changes to the Program implemented during the review period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the review period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and provided quarterly reports to the Board throughout the review period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Short and Long-Term Cash Flow Projections. The Funds’ cash flows and related attributes were such that cash flows did not have a material effect on the ability to meet redemptions during the review period.

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the review period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

 STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

B. Review of Initial Liquidity Risk

During the review period, no new RBC Funds were launched.

C. Portfolio Holdings Classifications

During the review period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the review period, the Funds also classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the review period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no material changes to the RATS assumptions for the Funds during the review period.

Classification Review. As required by the Liquidity Rule, the Program Administrator reviewed the Funds’ liquidity classifications on a monthly basis as described in the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. Russian affiliated assets continued to remain illiquid due to the Russian-Ukrainian conflict and the related widespread sanctions against Russian-affiliated assets. During the review period, the Program Administrator determined that there were no unplanned market closures or events that required additional assessments of the Funds’ liquidity classifications.

D. Highly Liquid Investments Minimum

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the review period as described in the Report.

Accordingly, a highly liquid investments minimum was not required for any Fund during the review period pursuant to the relevant provisions of the Program.

E. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the review period did any Fund breach the 15% limit.

F. Redemptions in Kind

There were no redemptions in-kind effected during the review period.

G. SEC Reporting

The Funds met their monthly Form N-PORT filing requirements during the period. No reports on Form N-RN (reporting holdings of illiquid investments exceeding 15%) were required to be filed during the period and none were filed.

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2024.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. This product is made of material from well-managed FSC®-certified forests, recycled materials, and other controlled sources. The Forest Stewardship Council® promotes environmentally appropriate, socially beneficial, and economically viable management of the world’s forests.

RBCF-EM AR 03-24

Annual Report For the year ended March 31, 2024 RBC BlueBay Short Duration Fixed Income Fund (formerly RBC Short Duration Fixed Income Fund) RBC BlueBay Ultra-Short Fixed Income Fund (formerly RBC Ultra-Short Fixed Income Fund)

	RBC Funds

About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Short Duration Fixed Income Fund	6
	- RBC BlueBay Ultra-Short Fixed Income Fund	9
	Schedules of Portfolio Investments	12
	Financial Statements
	- Statements of Assets and Liabilities	25
	- Statements of Operations	27
	- Statements of Changes in Net Assets	28
	Financial Highlights	30
	Notes to Financial Statements	34
	Report of Independent Registered Public Accounting Firm	47
	Other Federal Income Tax Information (Unaudited)	48
	Management (Unaudited)	49
	Share Class Information (Unaudited)	53
	Supplemental Information (Unaudited)	54
	Statement Regarding Liquidity Risk Management Program (Unaudited)	56

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) launched the RBC BlueBay Short Duration Fixed Income Fund and the RBC BlueBay Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have a long track record of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter-duration investment solutions.

For the 12 month period ended March 31, 2024, the RBC BlueBay Short Duration Fixed Income Fund had a net total return of 5.86% (Class I shares) compared to a return of 3.54% for the ICE BofA 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark. The RBC BlueBay Ultra-Short Fixed Income Fund had a net total return of 8.68% (Class I shares) compared to a return of 4.44% for the ICE BofA US 1-Year Treasury Bill Index, the Fund’s primary benchmark. Fixed income markets experienced significant price movement over the past 12 months but have finished Q1 2024 with positive performance. Markets were largely influenced by the Fed over the period, beginning with 50 basis points (“bps”) of rate hikes during Q2 and Q3 of 2023. Yields increased during this period amid rising economic uncertainty regarding the path of inflation and the Fed’s potential reaction function in abating it. In contrast, decidedly dovish sentiment from the Fed coupled with robust economic data in Q4 of 2023 helped trigger a massive rally across fixed income assets into the end of 2023 and the first months of 2024. The Funds’ ability to allocate to off-benchmark securitized sectors was beneficial in navigating through this market volatility. Additionally, spreads in this space were trading wider than their higher-quality corporate and government comparables, indicating strong relative value and potential for spread contraction. Strong issuer selection within corporate sectors such as financials helped boost performance as well.

The prior 12 months were categorized by significant price movement and ultimately strong total returns across fixed income. With inflation still higher than Fed targets and continuing to rise earlier in 2023 (trailing 12 month Consumer Price Index (“CPI”) as of 3/31/2023: 5%), the Fed decided to hike rates to combat this continued sticky inflation. There were two 25 bp rate hikes in 2023, one in May and one in July, leaving the Fed Funds Rate at a target range of 5.25%-5.50%. Subsequently, inflation began to decline, though economic uncertainty persisted. Rates have gone through periods of volatility since, but investors are worried that rates would remain higher for longer. This caused broader bond market sell-offs as yields increased and spreads widened. During this time, economic data was resilient, but Fed messaging remained hawkish which further worried investors. The reversal in tone occurred in November of 2023, when a softer than expected October CPI report was released coupled with dovish messaging from the Fed. Fixed income markets rallied on this news, and investors began pricing in rate cuts and a potential soft-landing scenario in 2024. Yields decreased throughout this rally and spreads tightened. Coming into 2024, yields have increased a bit, and spreads have remained tight. The Fed has signaled that rates will hold, and cuts are still expected in 2024, though it is up for debate when this will happen and the degree to which it will happen. Despite markets, being primarily driven by the Fed, interest rates, and inflation, economic data to end 2023 was robust. The economy grew a bit stronger than expected as measured by gross domestic product (“GDP”) and the labor market remained relatively strong with job growth cooling a bit and the unemployment rate holding near full employment.

1

LETTER FROM THE PORTFOLIO MANAGERS

Yields ended the 12 month period higher and experienced a moderate degree of volatility over the period. The U.S. 10-Year Treasury yield ended Q1 2024 at 4.20%, up from 3.47% at the end of Q1 2023. Over the course of the past 12 months, the 10-year reached a peak of 4.98% in October and was at its lowest point 3.30%, in early April of 2023. Despite the volatility throughout 2023, the yield curve ended the year at almost the same level as it was to begin 2023. In the early months of 2024, Treasury yields have increased modestly. The yield curve continued to remain inverted throughout the period, with varying degrees of inversion at any moment in time given market volatility. The spread between the U.S. 10-Year Treasury yield and the U.S. 2-Year Treasury yield reached a low of -1.08% in early July and peaked in late October, touching -0.13%, amid the hawkish Fed sentiment. The spread ended the period at -0.39% and has been relatively steady around this level throughout 2024 as well.

Fixed income spreads tightened for all major sectors over the past 12 months. Investment grade credit spreads tightened to 89 bps by the end of March 2024 from a starting point of 138 bps. Investment grade corporates returned 4.43%, and outperformed other higher quality government and securitized counterparts over the past year. The first quarter of 2024 has been relatively uneventful for most major fixed income sectors and spreads have been tightening, though very gradually. With tighter spreads, it has been more challenging to find attractive opportunities to take advantage of within fixed income portfolios. We continue to remain cautious and vigilant in seeking attractive, higher yielding opportunities within investment grade credit.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Brian Svendahl, CFA BlueBay Senior Portfolio Manager RBC Global Asset Management (U.S.) Inc.
Past performance does not guarantee future results.
Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

2

LETTER FROM THE PORTFOLIO MANAGERS

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The ICE BofA 1-3 Year U.S. Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofA U.S. 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

A basis point is a unit of measure equal to one one-hundredth of a percent.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for complete lists of Fund holdings.

The federal funds rate is the interest rate banks charge one another for loans made overnight to maintain their reserve requirements. The Federal Open Market Committee, within the Federal Reserve, sets these rates.

Spreads refer to the difference in yield between two similar securities.
The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

BlueBay Senior Portfolio Manager

Brian is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. He has had a leadership role within the Minneapolis-based fixed income group since 2012 and has been the lead portfolio manager for the firm’s impact investing strategies since 2006. He also managed many government and mortgage strategies. Brian joined the organization in 2005, having held risk management, research, and trading positions with a large American multinational financial services company since 1992. Brian holds an MBA, a BBA in Finance and a Bachelor of Science in Economics from the University of Minnesota. He is also a CFA® charterholder and a Financial Risk Manager (FRM®).

Eric Hathaway, CFA

Senior Portfolio Manager

Eric is a senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. focused on U.S fixed income and managing impact investing strategies. In this role, he oversees the asset-backed securities effort and supports mortgage-backed mandates. Eric joined RBC GAM in 2006 as an analyst researching all areas of the rates market. Prior to joining the organization, Eric had held various positions in treasury and risk management at a large U.S. investment management company. He started his career in the investment industry in 2001 and holds an MBA from the University of Minnesota and BA in Business Administration from the University of South Dakota.

John Northup, CFA

Portfolio Manager

John is a portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc., focused on U.S. fixed income. In this role, he provides trading and portfolio management support for several cash management and credit-focused strategies. Prior to assuming his current role, John worked as a credit analyst covering banks, transportation, and REITs. He started his career in the investment industry in 2000 and holds a BBA in Economics from the University of Wisconsin-Eau Claire.

4

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of March 31, 2024 (Unaudited)

RBC BlueBay Short Duration Fixed Income Fund
Class A
- Including Max Sales Charge of 1.50%	4.32%	1.69%	1.75%
- At Net Asset Value	5.86%	2.00%	1.90%	0.45%	1.32%
Class I
- At Net Asset Value	5.86%	2.06%	1.98%	0.35%	0.79%

ICE BofA 1-3
Year U.S. Corporate & Government Index(c)	3.54%	1.36%	1.30%
RBC BlueBay Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	8.56%	2.62%	2.09%	0.38%	0.59%
Class I
- At Net Asset Value	8.68%	2.74%	2.19%	0.28%	0.55%

ICE BofA U.S. 1-Year Treasury Bill Index(c)	4.44%	1.88%	1.39%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)	The Funds’ expenses reflect expense ratios shown in the prospectus dated July 26, 2023. For current expense ratio information, please see the Financial Highlights starting on page 30.

(b)	The advisor has contractually agreed to waive certain fees and/or pay certain operating expenses until at least July 31, 2025.

(c)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The names of the funds were changed from RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund to RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund, respectively, on July 26, 2023.

The ICE BofA 1-3 Year U.S. Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofA U.S. 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Short Duration Fixed Income Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond). The Fund typically seeks to maintain a duration of three years or less.

Performance

For the 12-month period ended March 31, 2024, the Fund had an annualized net total return of 5.86% (Class I). That compares to an annualized total return of 3.54% for the ICE BofA 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors that Contributed to Relative Returns	• Selection within spread sectors, particularly the lower investment grade quality buckets of A and BBB • Short duration stance versus the benchmark also contributed positively to relative performance
Factors That Detracted From Relative Returns	• Selection within some agency whole loan mortgage collateral was a slight offset to performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA 1-3 Year U.S. Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Short Duration Fixed Income Fund
The Fund seeks to achieve a high level of current income consistent with preservation of capital.				Investment Objective
ICE BofA 1-3 Year U.S. Corporate & Government Index				Benchmark
				Asset Allocation as of 3/31/24 (% of Fund’s investments)

U.S. Treasury Bill, U.S. Treasury Bill- When Issued, U.S. Treasury Bill- When Issued, 5.26%, 4/16/24	9.22%	Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26	1.25%	Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)
PNC Financial Services Group, Inc. (The), 6.62%, 10/20/27	1.59%	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	1.20%
JPMorgan Chase & Co., 6.07%, 10/22/27	1.57%
American Express Co., 6.34%, 10/30/26	1.56%	Ford Credit Auto Owner Trust, Series 2021-2, Class D, 2.60%, 5/15/34	1.19%
Hewlett Packard Enterprise Co., 6.10%, 4/1/26	1.54%	Exeter Automobile Receivables Trust, 6.69%, 6/15/29	1.16%
GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class B, 5.03%, 9/18/28	1.53%
*A listing of all portfolio holdings can be found beginning on page 12
				Growth of $10,000 Initial Investment Over 10 Years

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Short Duration Fixed Income Fund

The graph reflects an initial hypothetical investment of $10,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other share classes will vary due to differences in fee structures. This chart does not imply any future performance.

8

FUND STATISTICS (UNAUDITED)

RBC BlueBay Ultra-Short Fixed Income Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities, and obligations of U.S. and foreign governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond). The Fund typically seeks to maintain a duration of 6 to 18 months.

Investment Strategy

For the 12-month period ended March 31, 2024, the Fund had an annualized net total return of 8.68% (Class I). That compares to an annualized total return of 4.44% for the ICE BofA U.S. 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Performance
• Selection within spread sectors, particularly the lower investment grade quality (A and BBB) • Sector allocation, particularly within BBB-rated structured products	Factors that Contributed to Relative Returns

•  Selection within some single-asset-single-borrower commercial mortgage-backed security deals partially offset positive performance

•  Key rate duration positioning within select U.S. Treasury issues was also a very slight drag on performance

Factors That Detracted From Relative Returns

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower-and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA U.S. 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issuer. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

9

	FUND STATISTICS (UNAUDITED)
	RBC BlueBay Ultra-Short Fixed Income Fund

Investment Objective	The Fund seeks to achieve a high level of current income consistent with preservation of capital.

Benchmark	ICE BofA U.S. 1-Year Treasury Bill Index
Asset Allocation as of 3/31/24 (% of Fund’s investments)

Top Ten Holdings (excluding investment companies) (as of 3/31/24) (% of Fund’s net assets)	U.S. Treasury Bills, U.S. Treasury Bill- When Issued, U.S. Treasury Bill- When Issued, 5.31%, 4/23/24	6.71%	Charles Schwab Corp. (The), (SOFR Index + 1.050%), 6.41%, 3/3/27	2.52%
	U.S. Treasury Bills, U.S. Treasury Bill- When Issued, U.S. Treasury Bill- When Issued, 5.29%, 5/23/24	2.86%	Wells Fargo & Co., GMTN, 3.53%, 3/24/28	2.14%
	U.S. Treasury Bills, U.S. Treasury Bill- When Issued, U.S. Treasury Bill- When Issued, 5.30%, 6/6/24	2.86%	Citigroup, Inc., (SOFR RATE + 0.770%), 6.13%, 6/9/27	1.91%
	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (SOFR30A + 2.400%), 7.72%, 2/25/42	2.70%	Lloyds Banking Group Plc, 4.72%, 8/11/26	1.90%
			World Omni Auto Receivables Trust, Series 2020-C, Class A4, 0.61%, 10/15/26	1.85%
			Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	1.84%
	*A listing of all portfolio holdings can be found beginning on page 20

10

FUND STATISTICS (UNAUDITED)

RBC BlueBay Ultra-Short Fixed Income Fund
Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $10,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other share classes will vary due to differences in fee structures. This chart does not imply any future performance.

11

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund

March 31, 2024

Principal Amount		Value

Corporate Bonds — 63.14%
Basic Materials — 1.22%
$500,000	FMC Corp., 5.15%, 5/18/26	$497,384
100,000	International Flavors & Fragrances, Inc., 1.23%, 10/1/25(a)	93,649
100,000	Nutrien Ltd., 5.90%, 11/7/24	100,082
100,000	Nutrien Ltd., 5.95%, 11/7/25	100,856

		791,971

Communications — 0.37%
250,000	Rogers Communications, Inc., 2.95%, 3/15/25	243,780

Consumer, Cyclical — 6.05%
365,000	Aptiv Plc / Aptiv Corp., 2.40%, 2/18/25	354,577
175,000	Brunswick Corp., 0.85%, 8/18/24	171,690
500,000	Daimler Truck Finance North America LLC, 5.15%, 1/16/26(a)	498,586
300,000	Daimler Truck Finance North America LLC, 5.20%, 1/17/25(a)	299,004
275,000	Daimler Truck Finance North America LLC, (SOFR RATE + 1.000%), 6.35%, 4/5/24(a),(b)	275,000
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	494,689
165,000	General Motors Financial Co., Inc., 4.00%, 1/15/25	162,816
265,000	General Motors Financial Co., Inc., (SOFR RATE + 1.040%), 6.40%, 2/26/27(b)	264,108
400,000	Hyundai Capital America, 5.30%, 3/19/27(a)	400,062
250,000	Volkswagen Group of America Finance LLC, 3.95%, 6/6/25(a)	245,328
500,000	Volkswagen Group of America Finance LLC, 6.00%, 11/16/26(a)	509,429
250,000	Warnermedia Holdings, Inc., 6.41%, 3/15/26	250,007

		3,925,296

Consumer, Non-cyclical — 8.64%
375,000	Amgen, Inc., 5.15%, 3/2/28	377,597
182,000	Becton Dickinson & Co., 3.36%, 6/6/24	181,211
475,000	CVS Health Corp., 5.00%, 2/20/26	473,375
200,000	Elevance Health, Inc., 4.90%, 2/8/26	198,904
250,000	EMD Finance LLC, 3.25%, 3/19/25(a)	244,641
475,000	GE HealthCare Technologies, Inc., 5.55%, 11/15/24	474,086
550,000	GE HealthCare Technologies, Inc., 5.60%, 11/15/25	551,929
225,000	Global Payments, Inc., 1.50%, 11/15/24	219,245
525,000	Haleon UK Capital Plc, 3.13%, 3/24/25	512,537
525,000	HCA, Inc., 5.20%, 6/1/28	526,701
350,000	HCA, Inc., 5.38%, 2/1/25	349,047
250,000	Health Care Service Corp. A Mutual Legal Reserve Co., 1.50%, 6/1/25(a)	238,653
200,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.50%, 1/15/27	184,333
400,000	JDE Peet’s NV, 0.80%, 9/24/24(a)	389,467
275,000	Revvity, Inc., 0.85%, 9/15/24	268,699
415,000	Solventum Corp., 5.45%, 2/25/27(a)	416,410

		5,606,835

12

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

Energy — 5.10%
$ 100,000	Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 2.06%, 12/15/26	$92,415
450,000	Columbia Pipelines Holding Co. LLC, 6.06%, 8/15/26(a)	454,272
400,000	Continental Resources, Inc., 2.27%, 11/15/26(a)	368,483
500,000	Enbridge, Inc., 2.50%, 1/15/25	488,055
250,000	Energy Transfer LP, 4.50%, 4/15/24	249,717
500,000	Enterprise Products Operating LLC, 5.05%, 1/10/26	499,758
200,000	Kinder Morgan Energy Partners LP, 4.25%, 9/1/24	198,659
125,000	Kinder Morgan, Inc., 1.75%, 11/15/26	114,765
250,000	Kinder Morgan, Inc., 4.30%, 6/1/25	246,585
600,000	TransCanada PipeLines Ltd., 6.20%, 3/9/26	598,995

		3,311,704

Financial — 30.37%
1,000,000	American Express Co., 6.34%, 10/30/26(c)	1,013,381
250,000	Athene Global Funding, 1.61%, 6/29/26(a)	229,266
125,000	Athene Global Funding, 1.73%, 10/2/26(a)	113,444
250,000	Bank of America Corp., 5.08%, 1/20/27(c)	248,843
510,000	Barclays Plc, 5.30%, 8/9/26(c)	507,503
235,000	Capital One Financial Corp., 2.64%, 3/3/26(c)	228,385
390,000	Charles Schwab Corp. (The), (SOFR Index + 1.050%), 6.41%, 3/3/27(b)	391,159
170,000	Citigroup, Inc., 1.28%, 11/3/25(c)	165,359
115,000	Citigroup, Inc., 4.14%, 5/24/25(c)	114,659
350,000	Citigroup, Inc., (SOFR RATE + 0.770%), 6.13%, 6/9/27(b)	348,638
620,000	Citizens Financial Group, Inc., 5.84%, 1/23/30(c)	619,035
480,000	Comerica Bank, 2.50%, 7/23/24	474,179
170,000	Comerica, Inc., 5.98%, 1/30/30(c)	168,055
500,000	Credit Agricole SA, 5.34%, 1/10/30(a),(c)	498,697
275,000	Crown Castle, Inc., REIT, 1.35%, 7/15/25	261,157
475,000	Deutsche Bank AG, 4.16%, 5/13/25	468,076
570,000	Deutsche Bank AG, 5.71%, 2/8/28(c)	569,491
200,000	DNB Bank ASA, 1.54%, 5/25/27(a),(c)	184,062
425,000	Fifth Third Bank NA, 5.85%, 10/27/25(c)	424,565
300,000	GA Global Funding Trust, 2.25%, 1/6/27(a)	274,519
450,000	Goldman Sachs Group, Inc. (The), 5.80%, 8/10/26(c)	451,586
150,000	Goldman Sachs Group, Inc. (The), (SOFR RATE + 0.486%), 5.84%, 10/21/24(b)	150,065
200,000	HSBC Holdings Plc, 0.98%, 5/24/25(c)	198,454
382,000	Huntington Bancshares, Inc., 2.63%, 8/6/24	377,644
455,000	Huntington National Bank (The), 5.70%, 11/18/25(c)	451,732
430,000	JPMorgan Chase & Co., 3.85%, 6/14/25(c)	428,229
175,000	JPMorgan Chase & Co., 5.04%, 1/23/28(c)	174,385

13

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

$1,000,000	JPMorgan Chase & Co., 6.07%, 10/22/27(c)	$1,020,261
425,000	KeyBank NA, 4.15%, 8/8/25	413,212
510,000	Lloyds Banking Group Plc, 4.72%, 8/11/26(c)	503,850
265,000	LPL Holdings, Inc., 6.75%, 11/17/28	277,568
200,000	Macquarie Airfinance Holdings Ltd., 6.40%, 3/26/29(a)	203,065
425,000	Manufacturers & Traders Trust Co., 4.65%, 1/27/26	415,729
675,000	Mitsubishi UFJ Financial Group, Inc., 5.06%, 9/12/25(c)	672,674
650,000	Mitsubishi UFJ Financial Group, Inc., 5.72%, 2/20/26(c)	650,654
150,000	Morgan Stanley, MTN, 1.16%, 10/21/25(c)	146,052
355,000	Morgan Stanley, 3.62%, 4/17/25(c)	354,645
465,000	Morgan Stanley, 5.05%, 1/28/27(c)	463,373
425,000	Nasdaq, Inc., 5.65%, 6/28/25	426,463
350,000	Nomura Holdings, Inc., 5.10%, 7/3/25	347,593
1,000,000	PNC Financial Services Group, Inc. (The), 6.62%, 10/20/27(c)	1,029,295
300,000	Santander Holdings USA, Inc., 4.26%, 6/9/25(c)	298,158
250,000	Societe Generale SA, (SOFR RATE + 1.050%), 6.40%, 1/21/26(a),(b)	250,190
750,000	Truist Bank, 1.50%, 3/10/25	722,948
500,000	Truist Financial Corp., MTN, 7.16%, 10/30/29(c)	533,404
600,000	UBS Group AG, 4.49%, 5/12/26(a),(c)	591,334
110,000	VICI Properties LP, REIT, 4.38%, 5/15/25	108,245
420,000	Wells Fargo & Co., GMTN, 3.53%, 3/24/28(c)	399,785
360,000	Wells Fargo & Co., GMTN, 3.91%, 4/25/26(c)	353,337

		19,716,403

Industrial — 1.68%
150,000	Boeing Co. (The), 2.20%, 2/4/26	140,464
300,000	CNH Industrial Capital LLC, 1.45%, 7/15/26	275,384
425,000	Teledyne Technologies, Inc., 0.95%, 4/1/24	425,000
250,000	Trane Technologies Financing Ltd., 3.55%, 11/1/24	247,225

		1,088,073

Technology — 5.27%
1,000,000	Hewlett Packard Enterprise Co., 6.10%, 4/1/26	1,000,559
260,000	Kyndryl Holdings, Inc., 2.05%, 10/15/26	238,211
100,000	Microchip Technology, Inc., 0.98%, 9/1/24	97,959
525,000	Micron Technology, Inc., 5.38%, 4/15/28	530,119
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.70%, 5/1/25	97,083
295,000	Oracle Corp., 5.80%, 11/10/25	297,378
300,000	Qorvo, Inc., 1.75%, 12/15/24	290,982
225,000	Roper Technologies, Inc., 2.35%, 9/15/24	221,511
200,000	TSMC Arizona Corp., 1.75%, 10/25/26	184,218
250,000	VMware LLC, 1.00%, 8/15/24	245,544
225,000	Western Digital Corp., 4.75%, 2/15/26	220,123

		3,423,687

14

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

Utilities — 4.44%
$275,000	Ameren Corp., 1.95%, 3/15/27	$253,082
250,000	CenterPoint Energy, Inc., (TBA), 1.45%, 6/1/26	231,009
280,000	Emera US Finance LP, 0.83%, 6/15/24	276,460
500,000	Evergy, Inc., 2.45%, 9/15/24	492,260
335,000	Eversource Energy, 4.20%, 6/27/24	333,655
250,000	Fells Point Funding Trust, 3.05%, 1/31/27(a)	234,485
260,000	NextEra Energy Capital Holdings, Inc., 5.75%, 9/1/25	261,172
190,000	Southern Co. (The), 4.48%, 8/1/24	188,980
300,000	System Energy Resources, Inc., 6.00%, 4/15/28	305,924
310,000	Vistra Operations Co. LLC, 5.13%, 5/13/25(a)	307,647

		2,884,674

Total Corporate Bonds		40,992,423

(Cost $41,372,755)

Asset Backed Securities — 17.95%
239,196	ACM Auto Trust, Series 2023-2A, Class A, 7.97%, 6/20/30(a)	240,892
776,799	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	776,799
365,000	Carmax Auto Owner Trust, Series 2022-4, Class D, 8.08%, 4/16/29	382,611
506,000	CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27	505,867
230,000	CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94%, 12/15/26	218,905
100,000	CarMax Auto Owner Trust, Series 2021-4, Class C, 1.38%, 7/15/27	92,846
380,000	CarMax Auto Owner Trust, Series 2024-1, Class D, 6.00%, 7/15/30	379,743
285,002	Carvana Auto Receivables Trust, Series 2021-N3, Class D, 1.58%, 6/12/28	273,936
307,770	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28	297,491
500,000	Dell Equipment Finance Trust, Series 2023-2, Class D, 6.74%, 7/23/29(a)	501,204
566,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.39%, 3/15/29	541,428
750,000	Exeter Automobile Receivables Trust, 6.69%, 6/15/29	755,525
810,000	Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26(a)	809,091
72,332	Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.58%, 9/15/25(a)	71,950
330,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	315,384
300,000	Exeter Automobile Receivables Trust, Series 2022-5A, Class B, 5.97%, 3/15/27	299,739
550,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.32%, 8/15/29	551,520
365,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68%, 4/16/29	368,813

15

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

$ 845,000	Ford Credit Auto Owner Trust, Series 2021-2, Class D, 2.60%, 5/15/34(a)	$773,404
1,000,000	GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class B, 5.03%, 9/18/28	991,608
500,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33%, 9/15/27	481,609
260,000	Santander Drive Auto Receivables Trust, Series 2023-3, Class C, 5.77%, 11/15/30	260,968
562,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/32(a)	549,657
650,000	SBNA Auto Receivables Trust, Series 2024-A, Class D, 6.04%, 4/15/30(a)	650,032
402,435	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(a)	368,956
193,829	VSE VOI Mortgage LLC, Series 2018-A, Class C, 4.02%, 2/20/36(a)	191,597

Total Asset Backed Securities		11,651,575

(Cost $11,771,054)

U.S. Treasury Obligations — 9.22%
U.S. Treasury Bill — 9.22%
6,000,000	U.S. Treasury Bill- When Issued, 5.26%, 4/16/24(d)	5,986,851

Total U.S. Treasury Obligations		5,986,851

(Cost $5,986,876)

Collateralized Mortgage Obligations — 7.41%
210,000	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (Term SOFR 1M + 1.540%), 6.87%, 10/15/36(a),(b)	207,207
215,031	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (Term SOFR 1M + 1.511%), 6.84%, 10/15/38(a),(b)	212,695
300,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 9.21%, 6/15/27(a),(b)	300,763
237,306	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 8.16%, 4/15/37(a),(b)	236,832
150,159	Connecticut Avenue Securities Trust, (SOFR30A + 2.000%), 7.32%, 3/25/42(a),(b)	151,779
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (SOFR30A + 1.900%), 7.22%, 12/25/41(a),(b)	208,392
250,000	Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2, (SOFR30A + 3.500%), 8.82%, 3/25/42(a),(b)	262,242
110,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (SOFR30A + 3.100%), 8.42%, 3/25/42(a),(b)	114,318
366,000	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (SOFR30A + 3.550%), 8.87%, 5/25/43(a),(b)	388,324
150,000	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, (SOFR30A + 2.700%), 8.02%, 7/25/43(a),(b)	155,050
300,000	Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2, (SOFR30A + 1.800%), 7.12%, 2/25/44(a),(b)	300,213

16

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

$104,833	Freddie Mac STACR REMIC Trust, (SOFR30A + 2.100%), 7.42%, 3/25/43(a),(b)	$106,724
460,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (SOFR30A + 2.400%), 7.72%, 2/25/42(a),(b)	467,933
153,351	Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class M1A, (SOFR30A + 2.000%), 7.32%, 4/25/42(a),(b)	155,344
457,010	Freddie Mac STACR REMIC Trust, Series 2023-HQA1, Class M1A, (SOFR30A + 2.000%), 7.32%, 5/25/43(a),(b)	461,371
650,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B, (SOFR30A + 3.350%), 8.67%, 6/25/43(a),(b)	688,157
400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 7.28%, 1/15/39(a),(b)	392,961

Total Collateralized Mortgage Obligations		4,810,305

(Cost $4,717,358)

U.S. Government Agency Backed Mortgages — 0.41%
Fannie Mae — 0.41%
257,071	Pool #CB7160, 6.50%, 9/1/53	262,385
1,361	Series 2001-70, Class OF, (SOFR30A + 1.064%), 6.39%, 10/25/31(b)	1,372
1,102	Series 2009-87, Class FX, (SOFR30A + 0.864%), 6.19%, 11/25/39(b)	1,105

		264,862

Freddie Mac — 0.00%
1,100	Series 2448, Class FT, (SOFR30A + 1.114%), 6.43%, 3/15/32(b)	1,110
1,242	Series 2488, Class FQ, (SOFR30A + 1.114%), 6.43%, 3/15/32(b)	1,256
175	Series 3770, Class FP, (SOFR30A + 0.614%), 5.93%, 11/15/40(b)	175

		2,541

Total U.S. Government Agency Backed Mortgages		267,403

(Cost $267,517)

17

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Shares		Value
Investment Company — 0.25%
164,231	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1(e)	$ 164,231

Total Investment Company		164,231

(Cost $164,231)

Total Investments		$63,872,788
(Cost $64,279,791)(f) — 98.38%

Other assets in excess of liabilities — 1.62%		1,051,663

NET ASSETS — 100.00%		$64,924,451

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Floating rate note. Rate shown is as of report date.
(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating. (d) Zero Coupon Bond. The rate represents the yield at time of purchase.

(e)	Affiliated investment.
(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2024:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value	Clearinghouse
2 Year U.S. Treasury Note	122	June 2024	$(24,575)	USD $24,947,094	Barclays Capital Group

Total			$(24,575)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value	Clearinghouse
5 Year U.S. Treasury Note	15	June 2024	$(1,919)	USD $1,605,234	Barclays Capital Group

Total			$(1,919)

18

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Short Duration Fixed Income Fund (cont.)

March 31, 2024

Abbreviations used are defined below:

GMTN - Global Medium Term Note

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

SOFR30A - Secured Overnight Financing Rate 30 Day Average

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

19

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Ultra-Short Fixed Income Fund

March 31, 2024

Principal Amount		Value

Corporate Bonds — 49.75%
Basic Materials — 1.24%
$ 650,000	FMC Corp., 5.15%, 5/18/26	$ 646,599

Consumer, Cyclical — 6.38%
525,000	Brunswick Corp., 0.85%, 8/18/24	515,070
725,000	Daimler Truck Finance North America LLC, (SOFR RATE + 1.000%), 6.35%, 4/5/24(a),(b)	725,000
500,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	494,688
865,000	General Motors Financial Co., Inc., (SOFR RATE + 1.040%), 6.40%, 2/26/27(b)	862,089
300,000	Hyundai Capital America, 5.30%, 3/19/27(a)	300,047
425,000	Volkswagen Group of America Finance LLC, 5.40%, 3/20/26(a)	425,153

		3,322,047

Consumer, Non-cyclical — 3.17%
500,000	HCA, Inc., 5.38%, 2/1/25	498,639
850,000	JDE Peet’s NV, 0.80%, 9/24/24(a)	827,617
320,000	Solventum Corp., 5.45%, 2/25/27(a)	321,087

		1,647,343

Energy — 1.46%
825,000	Continental Resources, Inc., 2.27%, 11/15/26(a)	759,996

Financial — 33.22%
500,000	Athene Global Funding, (SOFR Index + 0.715%), 6.06%, 1/7/25(a),(b)	499,810
500,000	Barclays Plc, 5.30%, 8/9/26(c)	497,552
1,305,000	Charles Schwab Corp. (The), (SOFR Index + 1.050%), 6.41%, 3/3/27(b)	1,308,877
1,000,000	Citigroup, Inc., (SOFR RATE + 0.770%), 6.13%, 6/9/27(b)	996,110
645,000	Comerica Bank, 2.50%, 7/23/24	637,178
110,000	Comerica, Inc., 5.98%, 1/30/30(c)	108,742
430,000	Deutsche Bank AG, 5.71%, 2/8/28(c)	429,616
575,000	Fifth Third Bank NA, 5.85%, 10/27/25(c)	574,412
550,000	Goldman Sachs Group, Inc. (The), 5.80%, 8/10/26(c)	551,939
550,000	HSBC Holdings Plc, 0.98%, 5/24/25(c)	545,749
500,000	HSBC Holdings Plc, (SOFR RATE + 1.430%), 6.79%, 3/10/26(b)	502,891
280,000	Huntington Bancshares, Inc., 2.63%, 8/6/24	276,807
500,000	Huntington National Bank (The), 5.70%, 11/18/25(c)	496,408
150,000	JPMorgan Chase & Co., 5.04%, 1/23/28(c)	149,473
500,000	JPMorgan Chase & Co., (SOFR RATE + 0.580%), 5.94%, 6/23/25(b)	500,291
575,000	KeyBank NA, 4.15%, 8/8/25	559,051
1,000,000	Lloyds Banking Group Plc, 4.72%, 8/11/26(c)	987,941
575,000	Manufacturers & Traders Trust Co., 4.65%, 1/27/26	562,456
535,000	Mitsubishi UFJ Financial Group, Inc., 5.06%, 9/12/25(c)	533,156
475,000	Morgan Stanley, MTN, 1.16%, 10/21/25(c)	462,498

20

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Ultra-Short Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value
$ 905,000	Morgan Stanley, 3.62%, 4/17/25(c)	$ 904,094
775,000	Nomura Holdings, Inc., 5.10%, 7/3/25	769,671
680,000	Santander Holdings USA, Inc., 4.26%, 6/9/25(c)	675,824
750,000	Societe Generale SA, (SOFR RATE + 1.050%), 6.40%, 1/21/26(a),(b)	750,571
750,000	Truist Bank, 1.50%, 3/10/25	722,948
900,000	UBS Group AG, 4.49%, 5/12/26(a),(c)	887,000
285,000	VICI Properties LP, REIT, 4.38%, 5/15/25	280,452
1,170,000	Wells Fargo & Co., GMTN, 3.53%, 3/24/28(c)	1,113,687

		17,285,204

Technology — 2.96%
375,000	Kyndryl Holdings, Inc., 2.05%, 10/15/26	343,573
500,000	Qorvo, Inc., 1.75%, 12/15/24	484,971
725,000	Western Digital Corp., 4.75%, 2/15/26	709,284

		1,537,828

Utilities — 1.32%
690,000	Vistra Operations Co. LLC, 5.13%, 5/13/25(a)	684,763

Total Corporate Bonds		25,883,780

(Cost $26,177,744)
Asset Backed Securities — 20.96%
415,500	CarMax Auto Owner Trust, Series 2022-2, Class A3, 3.49%, 2/16/27	408,911
280,000	CarMax Auto Owner Trust, Series 2024-1, Class D, 6.00%, 7/15/30	279,811
500,000	Dell Equipment Finance Trust, Series 2023-2, Class D, 6.74%, 7/23/29(a)	501,204
462,666	DLLAA LLC, Series 2023-1A, Class A2, 5.93%, 7/20/26(a)	463,458
1,000,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class D, 3.02%, 6/15/28	955,710
750,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.32%, 8/15/29	752,073
200,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68%, 4/16/29	202,089
375,000	Exeter Automobile Receivables Trust, Series 2024-1A, Class D, 5.84%, 6/17/30	374,463
288,000	HPEFS Equipment Trust, Series 2022-1A, Class C, 1.96%, 5/21/29(a)	281,601
750,000	HPEFS Equipment Trust, Series 2024-1A, Class A2, 5.38%, 5/20/31(a)	748,902
750,000	Hyundai Auto Receivables Trust, Series 2020-C, Class C, 1.08%, 12/15/27	718,294
747,000	Kubota Credit Owner Trust, Series 2022-1A, Class A3, 2.67%, 10/15/26(a)	728,970
750,000	LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94%, 11/16/26(a)	733,233

21

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Ultra-Short Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

$ 500,000	MMAF Equipment Finance LLC, Series 2020-BA, Class A5, 0.85%, 4/14/42(a)	$477,203
200,000	SBNA Auto Receivables Trust, Series 2024-A, Class A2, 5.70%, 3/15/27(a)	199,954
807,685	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(a)	740,492
775,000	Toyota Auto Receivables Owner Trust, Series 2021-A, Class A4, 0.39%, 6/15/26	751,596
626,365	Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A2A, 5.50%, 12/21/26	625,881
985,000	World Omni Auto Receivables Trust, Series 2020-C, Class A4, 0.61%, 10/15/26	960,713

Total Asset Backed Securities		10,904,558

(Cost $11,046,504)

U.S. Treasury Obligations — 12.42%
U.S. Treasury Bills — 12.42%
1,500,000	U.S. Treasury Bill- When Issued, 5.29%, 5/23/24(d)	1,488,667
1,500,000	U.S. Treasury Bill- When Issued, 5.30%, 6/6/24(d)	1,485,665
3,500,000	U.S. Treasury Bill- When Issued, 5.31%, 4/23/24(d)	3,488,751

		6,463,083

Total U.S. Treasury Obligations		6,463,083

(Cost $6,462,995)

Collateralized Mortgage Obligations — 10.51%
670,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (SOFR30A + 1.900%), 7.22%, 12/25/41(a),(b)	674,505
750,000	Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2, (SOFR30A + 3.500%), 8.82%, 3/25/42(a),(b)	786,725
329,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (SOFR30A + 3.100%), 8.42%, 3/25/42(a),(b)	341,914
366,000	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (SOFR30A + 3.550%), 8.87%, 5/25/43(a),(b)	388,324
170,000	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, (SOFR30A + 2.700%), 8.02%, 7/25/43(a),(b)	175,724
1,380,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (SOFR30A + 2.400%), 7.72%, 2/25/42(a),(b)	1,403,800
540,103	Freddie Mac STACR REMIC Trust, Series 2023-HQA1, Class M1A, (SOFR30A + 2.000%), 7.32%, 5/25/43(a),(b)	545,256
825,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B, (SOFR30A + 3.350%), 8.67%, 6/25/43(a),(b)	873,430
300,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(a),(e)	277,551

Total Collateralized Mortgage Obligations		5,467,229

(Cost $5,334,659)

22

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Ultra-Short Fixed Income Fund (cont.)

March 31, 2024

Principal Amount		Value

Commercial Paper — 6.72%
$500,000	Amcor Finance USA, Inc., 5.54%, 4/12/24(f)	$498,860
500,000	Avangrid, Inc., 5.50%, 4/5/24(f)	499,396
500,000	Canadian Pacific Railway Co., 5.52%, 4/10/24(f)	499,014
500,000	Consolidated Edison Co of New York, Inc., 5.53%, 4/8/24(f)	499,167
500,000	Duke Energy Corp., 5.48%, 4/9/24(f)	499,090
500,000	Keurig Dr Pepper, Inc., 5.49%, 4/8/24(f)	499,168
500,000	South32 Treasury USA Ltd., 5.56%, 4/10/24(f)	498,990

Total Commercial Paper		3,493,685

(Cost $3,495,795)

Total Investments		$52,212,335
(Cost $52,517,697)(g) — 100.36%

Liabilities in excess of other assets — (0.36)%		(187,569)

NET ASSETS — 100.00%		$52,024,766

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Floating rate note. Rate shown is as of report date.
(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	The rate represents effective yield at the time of purchase.
(g)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

23

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Ultra-Short Fixed Income Fund (cont.)

March 31, 2024

Financial futures contracts as of March 31, 2024:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value	Clearinghouse

2 Year U.S. Treasury Note	35	June 2024	$953	USD $7,156,953	Barclays Capital Group
5 Year U.S. Treasury Note	25	June 2024	(7,300)	USD 2,675,391	Barclays Capital Group

Total			$(6,347)

Abbreviations used are defined below:

GMTN - Global Medium Term Note

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

SOFR30A - Secured Overnight Financing Rate 30 Day Average

USD - United States Dollar

See Notes to the Financial Statements.

24

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2024

	RBC BlueBay Short Duration Fixed Income Fund	RBC BlueBay Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $64,115,560 and $52,517,697,respectively)	$63,708,557	$52,212,335
Affiliated investments (cost $164,231 and $0, respectively)	164,231	—
Cash	467,991	421,126
Cash at broker for financial futures contracts	153,400	204,815
Interest and dividend receivable	520,368	246,679
Receivable from advisor	10,182	15,846
Receivable for capital shares issued	—	81,027
Unrealized appreciation on futures contracts	—	953
Prepaid expenses and other assets	18,116	22,051

Total Assets	65,042,845	53,204,832

Liabilities:
Professional fees payable	2,338	2,338
Distributions payable	3,130	410
Payable for capital shares redeemed	8,927	366,900
Payable for investments purchased	—	730,028
Unrealized depreciation on futures contracts	26,494	7,300
Accrued expenses and other payables:
Accounting fees	4,691	4,578
Audit fees	41,321	41,453
Trustees’ fees	228	571
Distribution fees	—	445
Custodian fees	586	362
Shareholder reports	8,015	11,789
Transfer agent fees	11,475	4,874
Other	11,189	9,018

Total Liabilities	118,394	1,180,066

Net Assets	$64,924,451	$52,024,766

Net Assets Consists of:
Capital	$66,428,024	$55,795,610
Accumulated earnings	(1,503,573)	(3,770,844)

Net Assets	$64,924,451	$52,024,766

25

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2024

	RBC BlueBay Short Duration Fixed Income Fund	RBC BlueBay Ultra-Short Fixed Income Fund
Net Assets
Class A	$434,353		$13,352,975
Class I	64,490,098		38,671,791

Total	$64,924,451		$52,024,766

Shares Outstanding (Unlimited number of shares authorized,no par value):
Class A	44,888		1,340,811
Class I	6,673,238		3,888,409

Total	6,718,126		5,229,220

Net Asset Values and Redemption Prices Per Share:
Class A	$9.68		$9.96

Class I	$9.66		$9.95

Maximum Offering Price Per Share:
Class A	$9.83	$	N/A

Maximum Sales Charge - Class A	1.50%		N/A

See Notes to the Financial Statements.

26

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended

March 31, 2024

	RBC BlueBay Short Duration Fixed Income Fund	RBC BlueBay Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$2,578,191	$2,995,773
Dividend income - affiliated	156,186	148,064

Total Investment Income	2,734,377	3,143,837
Expenses:
Investment advisory fees	186,982	151,227
Distribution fees–Class A	448	13,861
Accounting fees	58,981	38,916
Audit fees	45,727	45,989
Custodian fees	3,326	2,149
Insurance fees	3,428	3,428
Legal fees	4,997	4,191
Registrations and filing fees	58,921	58,456
Shareholder reports	42,708	69,789
Transfer agent fees–Class A	3,700	5,419
Transfer agent fees–Class I	80,628	11,205
Trustees’ fees and expenses	1,609	1,138
Tax expense	4,941	4,941
Other fees	5,492	5,801

Total expenses before fee waiver/reimbursement	501,888	416,510
Advisor	(288,432)	(223,377)

Net expenses	213,456	193,133

Net Investment Income	2,520,921	2,950,704

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(311,810)	(1,612,890)
Futures contracts	(164,745)	229,388

Net realized losses	(476,555)	(1,383,502)
Net change in unrealized appreciation/ (depreciation) on:
Investments	1,682,242	3,561,760
Futures contracts	(126,182)	164,161

Net unrealized gains	1,556,060	3,725,921

Change in net assets resulting from operations	$3,600,426	$5,293,123

See Notes to the Financial Statements.

27

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC BlueBay Short Duration Fixed Income Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$2,520,921	$1,402,364
Net realized losses from investments and futures contracts	(476,555)	(509,098)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	1,556,060	(508,464)

Change in net assets resulting from operations	3,600,426	384,802

Distributions to Shareholders:
Class A	(17,568)	(15,140)
Class I	(2,500,942)	(1,382,383)

Change in net assets resulting from shareholder distributions	(2,518,510)	(1,397,523)

Capital Transactions:
Proceeds from shares issued	3,286,973	7,762,045
Distributions reinvested	2,475,196	1,387,284
Cost of shares redeemed	(1,394,911)	(4,017,143)

Change in net assets resulting from capital transactions	4,367,258	5,132,186

Net increase in net assets	5,449,174	4,119,465
Net Assets:
Beginning of year	59,475,277	55,355,812

End of year	$64,924,451	$59,475,277

Share Transactions:
Issued	345,479	816,371
Reinvested	258,844	146,637
Redeemed	(146,273)	(423,226)

Change in shares resulting from capital transactions	458,050	539,782

See Notes to the Financial Statements.

28

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC BlueBay Ultra-Short Fixed Income Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Investment Activities
Operations:
Net investment income	$2,950,704	$2,672,645
Net realized losses from investments and futures contracts	(1,383,502)	(1,541,893)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	3,725,921	(131,487)

Change in net assets resulting from operations	5,293,123	999,265

Distributions to Shareholders:
Class A	(613,024)	(868,824)
Class I	(2,343,409)	(2,228,135)

Change in net assets resulting from shareholder distributions	(2,956,433)	(3,096,959)

Capital Transactions:
Proceeds from shares issued	24,660,387	73,981,334
Distributions reinvested	2,911,167	3,027,793
Cost of shares redeemed	(57,476,962)	(145,266,311)

Change in net assets resulting from capital transactions	(29,905,408)	(68,257,184)

Net decrease in net assets	(27,568,718)	(70,354,878)
Net Assets:
Beginning of year	79,593,484	149,948,362

End of year	$52,024,766	$79,593,484

Share Transactions:
Issued	2,511,485	7,706,978
Reinvested	298,473	316,238
Redeemed	(5,887,797)	(15,137,723)

Change in shares resulting from capital transactions	(3,077,839)	(7,114,507)

See Notes to the Financial Statements.

29

 FINANCIAL HIGHLIGHTS

RBC BlueBay Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$ 9.51	0.38	0.17	0.55	(0.38)	—	(0.38)	$ 9.68
Year Ended 3/31/23	9.69	0.22	(0.18)	0.04	(0.22)	—	(0.22)	9.51
Year Ended 3/31/22	10.18	0.12	(0.41)	(0.29)	(0.13)	(0.07)	(0.20)	9.69
Year Ended 3/31/21	9.98	0.17	0.21	0.38	(0.18)	—	(0.18)	10.18
Year Ended 3/31/20	9.94	0.25	0.04	0.29	(0.25)	—	(0.25)	9.98
Class I
Year Ended 3/31/24	$ 9.50	0.39	0.16	0.55	(0.39)	—	(0.39)	$ 9.66
Year Ended 3/31/23	9.68	0.24	(0.19)	0.05	(0.23)	—	(0.23)	9.50
Year Ended 3/31/22	10.16	0.13	(0.40)	(0.27)	(0.14)	(0.07)	(0.21)	9.68
Year Ended 3/31/21	9.98	0.18	0.19	0.37	(0.19)	—	(0.19)	10.16
Year Ended 3/31/20	9.94	0.25	0.05	0.30	(0.26)	—	(0.26)	9.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

30

 FINANCIAL HIGHLIGHTS

RBC BlueBay Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data

	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/24	5.86%	$ 434	0.44%	3.92%	1.59%	33%
Year Ended 3/31/23	0.49%	502	0.45%	2.26%	1.32%	35%
Year Ended 3/31/22	(2.84)%	887	0.45%	1.18%	1.22%	76%
Year Ended 3/31/21	6.45%	419	0.45%	1.70%	1.58%	54%
Year Ended 3/31/20	0.34%	294	0.45%	2.48%	2.07%	33%
Class I
Year Ended 3/31/24	5.86%	$64,490	0.34%	4.05%	0.80%	33%
Year Ended 3/31/23	0.59%	58,973	0.35%	2.48%	0.79%	35%
Year Ended 3/31/22	(2.66)%	54,469	0.35%	1.30%	0.78%	76%
Year Ended 3/31/21	6.35%	64,179	0.35%	1.79%	0.68%	54%
Year Ended 3/31/20	0.45%	56,016	0.35%	2.53%	0.79%	33%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

31

 FINANCIAL HIGHLIGHTS

RBC BlueBay Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/24	$9.59	0.43	0.37	0.80	(0.43)	—	(0.43)	$9.96
Year Ended 3/31/23	9.73	0.23	(0.08)	0.15	(0.25)	(0.04)	(0.29)	9.59
Year Ended 3/31/22	9.99	0.08	(0.26)	(0.18)	(0.08)	—	(0.08)	9.73
Year Ended 3/31/21	9.58	0.13	0.42	0.55	(0.14)	—	(0.14)	9.99
Year Ended 3/31/20	9.89	0.23	(0.29)	(0.06)	(0.25)	—	(0.25)	9.58
Class I
Year Ended 3/31/24	$9.58	0.44	0.37	0.81	(0.44)	—	(0.44)	$9.95
Year Ended 3/31/23	9.72	0.25	(0.09)	0.16	(0.26)	(0.04)	(0.30)	9.58
Year Ended 3/31/22	9.98	0.09	(0.26)	(0.17)	(0.09)	—	(0.09)	9.72
Year Ended 3/31/21	9.57	0.14	0.42	0.56	(0.15)	—	(0.15)	9.98
Year Ended 3/31/20	9.87	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	9.57

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

32

 FINANCIAL HIGHLIGHTS

RBC BlueBay Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/24	8.56%	$ 13,353	0.37%	4.41%	0.74%	28%
Year Ended 3/31/23	1.61%	16,565	0.38%	2.34%	0.59%	32%
Year Ended 3/31/22	(1.81)%	46,963	0.38%	0.78%	0.55%	62%
Year Ended 3/31/21	5.78%	16,173	0.38%	1.30%	0.81%	56%
Year Ended 3/31/20	(0.67)%	5,745	0.38%	2.34%	1.07%	93%
Class I
Year Ended 3/31/24	8.68%	$ 38,672	0.27%	4.51%	0.60%	28%
Year Ended 3/31/23	1.71%	63,028	0.28%	2.57%	0.55%	32%
Year Ended 3/31/22	(1.72)%	102,986	0.28%	0.87%	0.48%	62%
Year Ended 3/31/21	5.89%	79,747	0.28%	1.42%	0.77%	56%
Year Ended 3/31/20	(0.47)%	34,948	0.28%	2.56%	0.99%	93%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

33

 NOTES TO FINANCIAL STATEMENTS

March 31, 2024

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC BlueBay Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A shares of Short Duration Fixed Income Fund are offered with a 1.50% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemptions within 12 months of a $500,000 or greater purchase on which no front-end sales charge was paid. Class A shares of Ultra-Short Fixed Income Fund and Class I shares are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

34

 NOTES TO FINANCIAL STATEMENTS

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

35

 NOTES TO FINANCIAL STATEMENTS

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

• Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2024 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
BlueBay Short Duration Fixed Income Fund
Assets:

Investments in Securities
Corporate Bonds	$—	$40,992,423	$—	$40,992,423
Asset Backed Securities	—	11,651,575	—	11,651,575
U.S. Treasury Obligations	—	5,986,851	—	5,986,851
Collateralized Mortgage Obligations	—	4,810,305	—	4,810,305
U.S. Government Agency Backed Mortgages	—	267,403	—	267,403
Investment Company	164,231	—	—	164,231

Total Assets	$164,231	$63,708,557	$—	$63,872,788

Liabilities:

Other Financial Instruments*
Financial futures contracts	$(26,494)	$—	$—	$(26,494)

36

 NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
BlueBay Ultra-Short Fixed Income Fund
Assets:

Investments in Securities
Corporate Bonds	$—	$25,883,780	$—	$25,883,780
Asset Backed Securities	—	10,904,558	—	10,904,558
U.S. Treasury Obligations	—	6,463,083	—	6,463,083
Collateralized Mortgage Obligations	—	5,467,229	—	5,467,229
Commercial Paper	—	3,493,685	—	3,493,685
Other Financial Instruments*
Financial futures contracts	953	—	—	953

Total Assets	$953	$52,212,335	$—	$52,213,288

Liabilities:

Other Financial Instruments*
Financial futures contracts	$(7,300)	$—	$—	$(7,300)

* Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

37

 NOTES TO FINANCIAL STATEMENTS

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2024.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2024.

Fair Values of Derivative Financial Instrument as of March 31, 2024(1)
Statement of Assets and Liabilities Location
Asset Derivatives
	BlueBay Short Duration Fixed Income Fund	BlueBay Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$—	$953

Total	$—	$953

Liability Derivatives
	BlueBay Short Duration Fixed Income Fund	BlueBay Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$26,494	$7,300

Total	$26,494	$7,300

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2024 is as follows:

Derivative Instruments Categorized by Risk Exposure	BlueBay Short Duration Fixed Income Fund	BlueBay Ultra-Short Fixed Income Fund

Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(164,745)	$229,388

Total	$(164,745)	$229,388

38

 NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	BlueBay Short Duration Fixed Income Fund	BlueBay Ultra-Short Fixed Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$(126,182)	$164,161

Total	$(126,182)	$164,161

(1)	Not considered to be hedging instruments for accounting disclosure purposes.

For the year ended March 31, 2024, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	BlueBay Short Duration Fixed Income Fund	BlueBay Ultra-Short Fixed Income Fund
Futures long position (contracts)	64	—
Futures short position (contracts)	4	61

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), RBC BlueBay U.S. Government Money Market Fund- Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund. As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the money market fund.

39

 NOTES TO FINANCIAL STATEMENTS

	Value March 31, 2023	Purchases	Sales	Value March 31, 2024	Dividends
Investments in RBC BlueBay U.S. Government Money Market Fund—Institutional Class 1
BlueBay Short Duration Fixed Income Fund	$771,303	$23,736,939	$(24,344,011)	$164,231	$156,186
BlueBay Ultra-Short Fixed Income Fund	762,424	67,340,840	(68,103,264)	—	148,064

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

40

 NOTES TO FINANCIAL STATEMENTS

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.23%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2025.

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.38%	0.28%

The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2024 were:

	FYE 3/31/22	FYE 3/31/23	FYE 3/31/24	Total
BlueBay Short Duration Fixed Income Fund	$200,733	$248,956	$283,295	$732,984
BlueBay Ultra-Short Fixed Income Fund	249,432	272,270	218,547	740,249

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM-US indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2024, the amounts waived were as follows:

Fees Waived
BlueBay Short Duration Fixed Income Fund	$5,137
BlueBay Ultra-Short Fixed Income Fund	4,830

RBC GAM-US serves as co-administrator to the Funds. The Bank of New York Mellon. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

41

 NOTES TO FINANCIAL STATEMENTS

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $92,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2024, there were no fees waived by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the period ended year ended March 31, 2024.

For the period ended year ended March 31, 2024, the Distributor received no commissions from front-end sales charges of Class A shares.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2024 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
BlueBay Short Duration Fixed Income Fund	$ 17,360,926	$20,027,100	$2,022,888	$926,569
BlueBay Ultra-Short Fixed Income Fund	15,505,502	53,618,556	1,475,000	733,740

42

 NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	BlueBay Short Duration Fixed Income Fund		BlueBay Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,856	$297,500	$3,654,492	$3,611,529
Distributions reinvested	17,475	15,232	608,050	871,243
Cost of shares redeemed	(104,253)	(680,092)	(7,985,157)	(34,169,108)

Change in Class A	$(74,922)	$(367,360)	$(3,722,615)	$(29,686,336)

Class I
Proceeds from shares issued	$3,275,117	$7,464,545	$21,005,895	$70,369,805
Distributions reinvested	2,457,721	1,372,052	2,303,117	2,156,550
Cost of shares redeemed	(1,290,658)	(3,337,051)	(49,491,805)	(111,097,203)

Change in Class I	$4,442,180	$5,499,546	$(26,182,793)	$(38,570,848)

Change in net assets resulting from capital transactions	$4,367,258	$5,132,186	$(29,905,408)	$(68,257,184)

SHARE TRANSACTIONS:
Class A
Issued	1,242	31,218	370,175	376,294
Reinvested	1,826	1,607	62,202	90,933
Redeemed	(10,947)	(71,605)	(818,613)	(3,565,750)

Change in Class A	(7,879)	(38,780)	(386,236)	(3,098,523)

Class I
Issued	344,237	785,153	2,141,310	7,330,684
Reinvested	257,018	145,030	236,271	225,305
Redeemed	(135,326)	(351,621)	(5,069,184)	(11,571,973)

Change in Class I	465,929	578,562	(2,691,603)	(4,015,984)

Change in shares resulting from capital transactions	458,050	539,782	(3,077,839)	(7,114,507)

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

43

 NOTES TO FINANCIAL STATEMENTS

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended year ended March 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended Year ended March 31, 2024, the Funds did not incur any interest or penalties.

As of March 31, 2024, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BlueBay Short Duration Fixed Income Fund	$64,279,791	$319,959	$(726,962)	$(407,003)
BlueBay Ultra-Short Fixed Income Fund	52,517,697	210,303	(515,665)	(305,362)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2024 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
BlueBay Short Duration Fixed Income Fund	$2,524,119	$2,524,119	$2,524,119
BlueBay Ultra-Short Fixed Income Fund	2,958,197	2,958,197	2,958,197
The tax character of distributions during the year ended March 31, 2023 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
BlueBay Short Duration Fixed Income Fund	$1,390,160	$—	$1,390,160	$1,390,160
BlueBay Ultra-Short Fixed Income Fund	2,741,904	356,227	3,098,131	3,098,131

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

44

 NOTES TO FINANCIAL STATEMENTS

As of March 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

	BlueBay Short Duration Fixed Income Fund	BlueBay Ultra-Short Fixed Income Fund
Undistributed ordinary income	$10,351	$—
Undistributed long term gain	—	—

Accumulated earnings	10,351	—
Accumulated capital loss carryforwards	(1,103,791)	(3,465,072)
Unrealized depreciation	(407,003)	(305,362)
Other temporary differences	(3,130)	(410)

Total Accumulated Losses	$(1,503,573)	$(3,770,844)

During the year ended March 31, 2024, BlueBay Short Duration Fixed Income Fund and BlueBay Ultra-Short Fixed Income Fund utilized $0 and $178,987, respectively, of capital loss carryforwards.

As of March 31, 2024, the Short Duration Fixed Income Fund and the Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $(243,825) and $(488,350) and a long-term capital loss carryforward of $(859,966) and $(2,976,722) respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. Short Duration Fixed Income Fund and Ultra Short Fixed Income Fund didn’t have any qualified late-year losses this year.

8. Line of Credit

The Funds, along with other Funds within the Trust, participate in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 27, 2024. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2024 and there were no borrowings made by the Funds during the period.

45

 NOTES TO FINANCIAL STATEMENTS

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2024, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
BlueBay Short Duration Fixed Income Fund	2	91.5%
BlueBay Ultra-Short Fixed Income Fund	2	91.0%

Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Interest Rate Risk:

A Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, a Fund’s yield may also be low. When interest rates increase, securities held by a Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. A Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Credit Spread Risk:

A Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2024

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

47

 OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2024, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
BlueBay Short Duration Fixed Income Fund	85.30%
BlueBay Ultra-Short Fixed Income Fund	84.01%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

48

 MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018 and 2019 to present)

Leslie H. Garner Jr. (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

James R. Seward, CFA (71)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to 2019)

49

 MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

William B. Taylor (78)

Position, Term of Office and Length of Time Served with the Trust: Trustee from September 2005 through December 2020; February 2024 to present

Principal Occupation(s) During Past 5 Years: Consultant (2023 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: University Missouri KC foundation (2022 to present); Church of the Resurrection Foundation (2020 to present); Breckenridge Creative Arts (2017 to present); Kansas University Endowment Association (2010 to present); Kansas City Symphony (1995 to 2023); Nelson Atkins Museum of Art (2017 to 2023)

Christie Zarkovich (49)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

50

 MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (55)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (57)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (53)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (50)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2015 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350,Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

51

 MANAGEMENT (UNAUDITED)

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

52

 SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. Class A shares of Short Duration Fixed Income Fund are subject to a maximum up-front sales charge of 1.50% and a 1.00% CDSC for redemption within 12 months of a $500,000 or greater purchase. Class A shares of Ultra-Short Fixed Income Fund are not subject to an up-front sales charge or CDSC. Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

53

 SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period* 10/1/23–3/31/24	Annualized Expense Ratio During Period 10/1/23–3/31/24
BlueBay Short Duration Fixed Income Fund
Class A	$1,000.00	$1,040.20	$2.24	0.44%
Class I	1,000.00	1,039.60	1.73	0.34%
BlueBay Ultra-Short Fixed Income Fund
Class A	1,000.00	1,046.00	1.89	0.37%
Class I	1,000.00	1,046.60	1.38	0.27%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

54

 SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period* 10/1/23-3/31/24	Annualized Expense Ratio During Period 10/1/23-3/31/24
BlueBay Short Duration Fixed Income Fund
Class A	$1,000.00	$1,022.80	$2.23	0.44%
Class I	1,000.00	1,023.30	1.72	0.34%
BlueBay Ultra-Short Fixed Income Fund
Class A	1,000.00	1,023.15	1.87	0.37%
Class I	1,000.00	1,023.65	1.37	0.27%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

55

 STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program for the RBC Funds established in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). RBC Global Asset Management (U.S.) Inc. (“RBC GAM”), the investment adviser to each Fund, serves as the Program Administrator and administers day-to-day implementation of the Program through a working group known as the Liquidity Risk Committee.

RBC GAM, as Program Administrator, provided the Board with a report addressing the operation of the Program during the year ending December 31, 2023 and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any Fund’s highly liquid investments minimum and any material changes to the Program.

I. Key Conclusions of the Report

During the review period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund, and no Fund was required to set a highly liquid investments minimum. There were no material changes to the Program implemented during the review period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the review period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program, monthly in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT, and provided quarterly reports to the Board throughout the review period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that each Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Short and Long-Term Cash Flow Projections. The Funds’ cash flows and related attributes were such that cash flows did not have a material effect on the ability to meet redemptions during the review period.

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the review period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

56

 STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

B. Review of Initial Liquidity Risk

During the review period, no new RBC Funds were launched.

C. Portfolio Holdings Classifications

During the review period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the review period, the Funds also classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in the Program. In addition, pursuant to the Program, each Fund must separately classify and review any investment within an asset class if any market, trading, or investment-specific considerations are reasonably expected to significantly affect the liquidity of the investment as compared the Fund’s other portfolio holdings within that asset class. During the review period, there were no circumstances in which a Fund was required to separately classify any investment within an asset class.

Market Depth—Reasonably Anticipated Trading Size (“RATS”). In classifying and reviewing its portfolio investments or asset classes (as applicable), each Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. Each Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no material changes to the RATS assumptions for the Funds during the review period.

Classification Review. As required by the Liquidity Rule, the Program Administrator reviewed the Funds’ liquidity classifications on a monthly basis as described in the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Liquidity Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. Russian affiliated assets continued to remain illiquid due to the Russian-Ukrainian conflict and the related widespread sanctions against Russian-affiliated assets. During the review period, the Program Administrator determined that there were no unplanned market closures or events that required additional assessments of the Funds’ liquidity classifications.

D. Highly Liquid Investments Minimum

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the review period as described in the Report. Accordingly, a highly liquid investments minimum was not required for any Fund during the review period pursuant to the relevant provisions of the Program.

E. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. At no time during the review period did any Fund breach the 15% limit.

F. Redemptions in Kind

There were no redemptions in-kind effected during the review period.

G. SEC Reporting

The Funds met their monthly Form N-PORT filing requirements during the period. No reports on Form N-RN (reporting holdings of illiquid investments exceeding 15%) were required to be filed during the period and none were filed.

57

This Page Intentionally Left Blank

58

This Page Intentionally Left Blank

59

This Page Intentionally Left Blank

60

This Page Intentionally Left Blank

61

This Page Intentionally Left Blank

62

This Page Intentionally Left Blank

63

This Page Intentionally Left Blank

64

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2024.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. This product is made of material from well-managed FSC®-certified forests, recycled materials, and other controlled sources. The Forest Stewardship Council® promotes environmentally appropriate, socially beneficial, and economically viable management of the world’s forests.

RBCF-FI AR 03-24

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $429,660 for 2024 and $381,600 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $51,425 for 2024 and $46,975 for 2023.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of

Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)   (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)   such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)   such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)  Delegation

The Committee may delegate to one or more of its members the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

[Please verify, please provide further information if this statement is not correct.]

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

       (b)   N/A

       (c)   100%

       (d)   N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $626,010 for 2024 and $398,491 for 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not	applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer (principal executive officer)

Date May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer
(principal executive officer)

Date May 30, 2024

By (Signature and Title)* /s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date May 30, 2024

* Print the name and title of each signing officer under his or her signature.